                                                                  EXECUTION COPY

================================================================================


                                  $40,000,000

                                CREDIT AGREEMENT

                                     AMONG

                           MIKOHN GAMING CORPORATION,
                                  AS BORROWER,

                       EACH OF THE FINANCIAL INSTITUTIONS
                         INITIALLY A SIGNATORY HERETO,
                         TOGETHER WITH THEIR ASSIGNEES
                        PURSUANT TO SECTION 11.8 HEREOF
                                  AS LENDERS,

                                      AND

                          FIRST SOURCE FINANCIAL LLP,
                                    AS AGENT


                         DATED AS OF OCTOBER 24, 1997


================================================================================

                               TABLE OF CONTENTS

                                                                       Page

ARTICLE 1. DEFINITIONS ..............................................     1
     1.1      General Definitions....................................     1
     Account ........................................................     1
     Affiliate ......................................................     1
     ................................................................     1
     Agent Advances .................................................     1
     Annual Fee .....................................................     1
     Applicable Gaming Laws .........................................     1
     Applicable Lending Office.......................................     1
     Assignment and Assumption Agreement ............................     1
     Auditors .......................................................     1
     Bankruptcy Code ................................................     1
     Benefit Plan ...................................................     2
     Borrower .......................................................     2
     Borrowing Base .................................................     2
     Borrowing Base Certificate .....................................     2
     Business Day ...................................................     2
     Capital Expenditures ...........................................     2
     Cash Equivalents ...............................................     3
     CEI ............................................................     3
     Change of Control ..............................................     3
     Change of Control Notice .......................................     4
     Closing Date ...................................................     4
     Closing Document List ..........................................     4
     Closing Fee ....................................................     4
     Code ...........................................................     4
     Collateral .....................................................     4
     Collateral Access Agreement ....................................     4
     Collateral Documents ...........................................     4
     Commitments ....................................................     4
     Consolidated Entity ............................................     4
     Contingent Obligation ..........................................     4
     Credit Documents ...............................................     4
     Credit Parties .................................................     4
     Current Assets .................................................     5
     Current Liabilities ............................................     5
     Current Ratio ..................................................     5
     Default ........................................................     5
     Defaulting Lender ..............................................     5
     Default Rate ...................................................     5
     Default Rate Period ............................................     5
     Depreciation and Amortization Expense ..........................     5
     Dollar(s) ......................................................     5

                                                                       Page
     Domestic Lending Office........................................      5
     EBITDA.........................................................      5
     Eligible Accounts Receivable...................................      5
     Eligible Inventory.............................................      7
     ERISA..........................................................      7
     ERISA Affiliate................................................      7
     Eurocurrency Reserve Requirements..............................      8
     Event of Default...............................................      8
     Exchange Act...................................................      8
     Expenses.......................................................      8
     Expiration Date................................................      8
     Extension Request..............................................      8
     Extraordinary Gains............................................      8
     Federal Funds Rate.............................................      8
     Federal Reserve Board..........................................      9
     Fee Letter.....................................................      9
     Fees...........................................................      9
     Financial Statements...........................................      9
     Fixed Charge Coverage Ratio....................................      9
     Fixed Charges..................................................      9
     Foreign Subsidiaries...........................................      9
     ...............................................................      9
     Funding Date...................................................      9
     GAAP...........................................................      9
     Gaming Authorities.............................................      9
     Gaming Equipment...............................................      9
     Good Funds.....................................................     10
     Governing Documents............................................     10
     Governmental Authority.........................................     10
     Guarantors.....................................................     10
     Guaranty.......................................................     10
     Gulfport Property..............................................     10
     Gulfport Replacement Property..................................     10
     Highest Lawful Rate............................................     10
     Income Tax Expense.............................................     10
     Indebtedness...................................................     11
     Insolvency Event...............................................     11
     Intangible Assets..............................................     11
     Interest Expense...............................................     11
     Interest Income................................................     12
     Interest Period................................................     12
     Interest Rate Agreement........................................     12
     Internal Revenue Code..........................................     12
     Inventory......................................................     12


                                                                        Page
     Investment.....................................................     12
     Issuing Bank...................................................     13
     Issuing Bank Fees..............................................     13
     JRY Property...................................................     13
     JRY Replacement Property.......................................     13
     ...............................................................     13
     Lender Advances................................................     13
     Letter of Credit Fee...........................................     13
     Letter of Credit Obligations...................................     13
     Letter of Credit Request.......................................     13
     Letter of Credit...............................................     13
     LIBOR Lending Office...........................................     13
     LIBOR Election Notice..........................................     13
     LIBOR Loan.....................................................     13
     LIBOR Rate Determination Date..................................     13
     LIBOR Rate.....................................................     14
     LIBOR Rate Loan................................................     14
     Lien...........................................................     14
     Loan Account...................................................     14
     Loans..........................................................     14
     Loan Year......................................................     14
     Majority Lenders...............................................     14
     Make-Whole Amount..............................................     14
     Management Holders.............................................     14
     Material Adverse Effect........................................     14
     Material Contract..............................................     14
     Maturity Date..................................................     15
     Mikohn Nevada..................................................     15
     MGC............................................................     15
     Moody's........................................................     15
     Multiemployer Plan.............................................     15
     Net Cash Proceeds..............................................     15
     Net Income.....................................................     15
     Net Worth......................................................     15
     Notice of Borrowing............................................     15
     Note...........................................................     15
     Obligations....................................................     15
     Permitted Investments..........................................     16
     Permitted Liens................................................     16
     Person.........................................................     16
     Plan...........................................................     16
     Post-Closing Agreement.........................................     16
     Prime Lending Rate.............................................     16
     Prime Rate Loan................................................     17
     Principal Balance..............................................     17

                                                                       Page
     Proprietary Gaming Equipment....................................    17
     Pro Rata Share..................................................    17
     Purchase Money Liens............................................    17
     Register........................................................    17
     Regulation D....................................................    17
     Regulation G....................................................    17
     Regulation Z....................................................    17
     Related Fund....................................................    17
     Related Parties.................................................    17
     Reportable Event................................................    17
     Requirement of Law..............................................    17
     Retiree Health Plan.............................................    18
     Revolving Lender................................................    18
     Revolving Loan..................................................    18
     Revolving Loan Commitment.......................................    18
     Revolving Loan Commitment Termination Date......................    18
     Revolving Note..................................................    18
     S&P.............................................................    18
     Security Agreement..............................................    18
     Settlement Date.................................................    18
     Subsidiary......................................................    18
     Termination Event...............................................    19
     Term Loan A.....................................................    19
     Term Loan A Commitment..........................................    19
     Term Loan A Lender..............................................    19
     Term Loan A Note................................................    19
     Term Loan B.....................................................    19
     Term Loan B Commitment..........................................    19
     Term Loan B Lender..............................................    19
     Term Loan B Note................................................    19
     Term Loan B Lender..............................................    20
     Term Loans......................................................    20
     Unused Line Fee.................................................    20
     1.2      Accounting Terms and Determinations....................    20
     1.3      Other Terms;  Headings.................................    20

ARTICLE 2.  LOANS AND TERMS OF PAYMENT...............................    20
     2.1      REVOLVING LOAN COMMITMENT..............................    20
     2.2      Term Loan A............................................    22
     2.3      Term Loan B............................................    23
     2.4      Interest...............................................    23
     2.5      LIBOR Rate Loans.......................................    24
     2.6      Principal and Interest Payments........................    25
     2.7      Fees and Expenses......................................    28

                                                                       Page
     2.8      Voluntary Termination of Revolving Loan Commitments;
              Voluntary Prepayments of Term Loans; Mandatory
              Prepayments............................................    29
     2.9      Method of Payment; Good Funds..........................    33
     2.10     Indemnification in Certain Events......................    33

ARTICLE 3. LETTERS OF CREDIT.........................................    34
     3.1      Issuance of Letters of Credit..........................    34
     3.2      Terms of Letters of Credit.............................    35
     3.3      Notice of Issuance.....................................    35
     3.4      Revolving Lenders' Participation.......................    35
     3.5      Payments of Amounts Drawn Under Letters of Credit......    35
     3.6      Payment by Lenders.....................................    35
     3.7      Obligations Absolute...................................    36
     3.8      Issuing Bank Documentation; Reliance by Issuing Bank...    36

ARTICLE 4. RECORDKEEPING AND SETTLEMENT PROCEDURES...................    36
     4.1      Maintenance of Loan Account; Statements of Account.....    36
     4.2      Application of Payments................................    36
     4.3      Periodic Settlement; Interest and Fees; Statements.....    37
     4.4      Sharing of Payments....................................    38
     4.5      Defaulting Lenders.....................................    38
     4.6      Credit Parties' Obligations............................    39

ARTICLE 5. CONDITIONS PRECEDENT......................................    39
     5.1      Conditions Precedent to Initial Loans..................    39
     5.2      Conditions Precedent to All Loans and Letters of
              Credit.................................................    40

ARTICLE 6. REPRESENTATIONS AND WARRANTIES............................    41
     6.1      Organization and Qualification.........................    41
     6.2      Authority..............................................    41
     6.3      Enforceability.........................................    41
     6.4      No Conflict............................................    41
     6.5      Consents and Filings...................................    41
     6.6      Government Regulation..................................    42
     6.7      Solvency...............................................    42
     6.8      Rights in Collateral; Priority of Liens................    42
     6.9      Financial Data.........................................    42
     6.10     Locations of Offices, Records and Inventory............    43
     6.11     Subsidiaries; Ownership of Stock.......................    43
     6.12     No Judgments or Litigation.............................    44
     6.13     No Defaults............................................    44
     6.14     Labor Matters..........................................    44
     6.15     Compliance with Law....................................    44
     6.16     ERISA..................................................    44
     6.17     Compliance with Environmental Laws.....................    44


                                                                         Page
     6.18     Intellectual Property....................................  45
     6.19     Licenses and Permits.....................................  45
     6.20     Taxes and Tax Returns....................................  45
     6.21     Material Contracts.......................................  46
     6.22     Accuracy and Completeness of Information.................  46
     6.23     No Change................................................  46

ARTICLE 7. AFFIRMATIVE COVENANTS.......................................  46
     7.1      Financial Reporting......................................  46
     7.2      Collateral Reporting.....................................  47
     7.3      Notification Requirements................................  48
     7.4      Corporate Existence......................................  49
     7.5      Books and Records; Inspections...........................  49
     7.6      Insurance................................................  50
     7.7      Taxes....................................................  50
     7.8      Compliance with Laws.....................................  50
     7.9      Use of Proceeds..........................................  50
     7.10     Fiscal Year..............................................  50
     7.11     Maintenance of Property..................................  51
     7.12     ERISA Documents..........................................  51
     7.13     Environmental and Other Matters..........................  51
     7.14     Further Actions..........................................  52

ARTICLE 8. NEGATIVE COVENANTS..........................................  52
     8.1      Minimum Net Worth........................................  52
     8.2      Minimum Current Ratio....................................  53
     8.3      Maximum Ratio of Total Debt to EBITDA....................  53
     8.4      Minimum EBITDA...........................................  53
     8.5      Minimum Ratio of EBITDA to Interest Expense..............  54
     8.6      Minimum Fixed Charge Coverage Ratio......................  54
     8.7      Capital Expenditures.....................................  55
     8.8      Additional Indebtedness..................................  55
     8.9      Liens....................................................  56
     8.10     Contingent Obligations...................................  57
     8.11     Sale of Assets...........................................  57
     8.12     Restricted Payments......................................  58
     8.13     Bank Accounts............................................  58
     8.14     Affiliate Transactions...................................  59
     8.15     Additional Negative Pledges..............................  59
     8.16     Additional Subsidiaries..................................  59

ARTICLE 9.  EVENTS OF DEFAULT AND REMEDIES.............................  59
     9.1      Events of Default........................................  59
     9.2      Acceleration and Termination of Commitments..............  61
     9.3      Rescission of Acceleration...............................  61


                                                                       Page
     9.4      Remedies..............................................     61
     9.5      Right of Setoff.......................................     62
     9.6      License of Use of Software and Other Intellectual
               Property.............................................     62
     9.7      Application of Proceeds; Surplus; Deficiencies........     62

ARTICLE 10. AGENT...................................................     62
     10.1     Appointment of Agent..................................     62
     10.2     Nature of Duties of Agent.............................     63
     10.3     Lack of Reliance on Agent.............................     63
     10.4     Certain Rights of Agent...............................     63
     10.5     Reliance by Agent.....................................     64
     10.6     Indemnification of Agent.............................     64
     10.7     Agent in its Individual Capacity......................     64
     10.8     Holders of Notes......................................     64
     10.9     Successor Agent.......................................     65
     10.10    Collateral Matters....................................     65
     10.11    Actions with Respect to Defaults......................     66
     10.12    Delivery of Information...............................     66

ARTICLE 11. MISCELLANEOUS...........................................     66
     11.1     GOVERNING LAW.........................................     66
     11.2     SUBMISSION TO JURISDICTION............................     67
     11.3     SERVICE OF PROCESS....................................     67
     11.4     JURY TRIAL............................................     68
     11.5     LIMITATION OF LIABILITY...............................     68
     11.6     Delays................................................     68
     11.7     Notices...............................................     68
     11.8     Assignments and Participations........................     68
     11.9     Confidentiality.......................................     70
     11.10    Indemnification.......................................     70
     11.11    Amendments and Waivers................................     70
     11.12    Counterparts and Effectiveness........................     71
     11.13    Severability..........................................     71
     11.14    Maximum Rate..........................................     72
     11.15    Entire Agreement; Successors and Assigns..............     72
     11.16    Joint and Several Liability of Credit Parties.........     72

ARTICLE 12. COMPLIANCE WITH APPLICABLE GAMING LAWS..................     73
     12.1     Licensing by Gaming Authorities.......................     73
     12.2     Finding of Suitability of Lender......................     73
     12.3     Cooperation with Gaming Authorities...................     73
     12.4     Further Limitations...................................     73
     12.5     Stock Pledge Restrictions.............................     73

                                    ANNEXES
                                    -------

     ANNEX I                 List of Lenders; Commitment Amounts; Applicable
                             Lending Offices


                                   SCHEDULES
                                   ---------

    SCHEDULE A              Closing Document List
    SCHEDULE B              Disclosure Schedules
    SCHEDULE B, PART 6.1    States in which Qualified
    SCHEDULE B, PART 6.9    Contingent Obligations and Other Liabilities
    SCHEDULE B, PART 6.10   Chief Executive Offices; Locations of Collateral
    SCHEDULE B, PART 6.11   Subsidiaries
    SCHEDULE B, PART 6.12   Pending Judgements, Litigation and other Claims
    SCHEDULE B, PART 6.14   Labor Contracts
    SCHEDULE B, PART 6.16   Plans
    SCHEDULE B, PART 6.17   Environmental Matters
    SCHEDULE B, PART 6.20   Tax Matters; Tax Sharing Agreements
    SCHEDULE B, PART 6.21   Material Contracts
    SCHEDULE B, PART 8.8    Existing Indebtedness
    SCHEDULE B, PART 8.9    Existing Liens


                                   EXHIBITS
                                   --------

     EXHIBIT A              Form of Borrowing Base Certificate
     EXHIBIT B              Form of Extension Request
     EXHIBIT C              Form of LIBOR Election Notice
     EXHIBIT D              Form Notice of Borrowing
     EXHIBIT E              Form of Revolving Note
     EXHIBIT F              Form of Term Loan A Note
     EXHIBIT G              Form of Term Loan B Note
     EXHIBIT H              Form of Compliance Certificate
     EXHIBIT I              Form of Assignment and Assumption Agreement

     THIS CREDIT AGREEMENT ("CREDIT AGREEMENT") is entered into as of October 24, 1997, among MIKOHN GAMING CORPORATION, a Nevada corporation ("BORROWER"), each financial institution identified on ANNEX I (together with its successors and permitted assigns, hereinafter referred to individually as a "LENDER" and collectively as "LENDERS"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership (in its individual capacity, hereinafter referred to as "FSFP"), acting in its capacity as agent for the Lenders (in such capacity, together with its successors in such capacity, hereinafter referred to as the "AGENT").


                            ARTICLE 1.  DEFINITIONS.
                                        -----------

     1.1  GENERAL DEFINITIONS.
          -------------------

     ACCOUNT has the meaning set forth in the Security Agreement.
     -------

     AFFILIATE of a Person means another Person who directly or indirectly
     ---------
controls, is controlled by, is under common control with or is a director or officer of, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors or the direct or indirect power to direct the management and policies of a business.

     AGENT see Preamble.
     -----     --------

     AGENT ADVANCES has the meaning set forth in SECTION 2.1.4.
     --------------

     ANNUAL FEE means the annual fee payable by Borrower to Agent pursuant to
     ----------
SECTION 2.7.2.

     APPLICABLE GAMING LAWS means those laws and regulations pursuant to which
     ----------------------
any Gaming Authority possesses regulatory, licensing or permit authority over gaming activities or the manufacture or distribution of Gaming Equipment by Borrower or any of its Subsidiaries within any Gaming Jurisdiction, as amended from time to time.

     APPLICABLE LENDING OFFICE means, with respect to each Lender, such Lender's
     -------------------------
LIBOR Lending Office in the case of a LIBOR Rate Loan, and such Lender's Domestic Lending Office in the case of a Prime Rate Loan.

     ASSIGNMENT AND ASSUMPTION AGREEMENT has the meaning set forth in SECTION
     -----------------------------------
11.8(B).

     AUDITORS means a nationally recognized firm of independent public
     --------
accountants selected by Borrower and reasonably satisfactory to Agent; PROVIDED, THAT for purposes of this Credit Agreement, the firm of Deloitte & Touche L.L.P. shall be deemed to be satisfactory to Agent.

     BANKRUPTCY CODE means Title 11 of the U.S. Code (11 U.S.C. (S)(S) 101 et
     ---------------
seq.), as amended from time to time, and any successor statute.

     BENEFIT PLAN means a "defined benefit plan" (as defined in Section 3(35) of
     ------------
ERISA) for which Borrower, any Subsidiary of Borrower or any ERISA Affiliate has been an "employer" (as defined in Section 3(5) of ERISA) within the past six (6) years.

     BORROWER see Preamble.
     --------     --------

     BORROWING BASE means, at any time, the sum at such time of (A) eighty-five
     --------------
percent (85%) of Eligible Accounts Receivable, PLUS (B) sixty percent (60%) of Eligible Inventory.

     BORROWING BASE CERTIFICATE means a certificate of Borrower concerning the
     --------------------------
Borrowing Base, in each case provided under SECTION 7.2 and substantially in the form of EXHIBIT A.

     BUSINESS DAY means any day that is neither a Saturday nor a Sunday nor a
     ------------
day on which commercial banks in Chicago, Illinois are required or permitted by law to be closed and, when used in connection with LIBOR Rate Loans, this definition will also exclude any day on which commercial banks are not open for dealing in United States dollar deposits in the London (U.K.) interbank market.

     CAPITAL EXPENDITURES means, for any Person for any period, the sum of all
     --------------------
expenditures which have been, or should have been, capitalized by such Person for financial statement purposes in accordance with GAAP during such period (whether payable in cash or other property or accrued as a liability), including the capitalized portion of capital leases and that portion of Investments made by such Person allocable to property, plant or equipment (other than Proprietary Gaming Equipment), without any deduction for trade-ins, salvage values, resales or similar recoveries; PROVIDED that for purposes of this definition Capital Expenditures shall exclude:

          (A) expenditures made in connection with Proprietary Gaming Equipment;

          (B) up to $2,500,000 in connection with the acquisition or improvement of the JRY Property pursuant to the provisions of that certain Agreement dated November 7, 1994, as amended, between Borrower and John Renton Young et. al.;
     --  --

          (C) in the event Borrower elects to sell the JRY Property, up to $2,500,000 to acquire and/or improve the JRY Replacement Property, provided the JRY Property is sold within eighteen months after such amount is expended to acquire and/or improve the JRY Replacement Property;

          (D) in the event Borrower elects to sell the Gulfport Property, up to $1,000,000 to acquire and/or improve the Gulfport Replacement Property; and

          (E) proceeds of a casualty loss applied to the repair or replacement of the property affected by the casualty loss.

"CASUALTY LOSS", as used herein, means, for any Person, (I) the loss, damage, or destruction of any asset or property owned or used by such Person, (II) the condemnation, confiscation, or other taking, in whole or in part, of any such asset or property, or (III) the diminishment of the use of any such asset or property so as to render impracticable or unreasonable the use thereof for its intended purpose.

     CASH EQUIVALENTS  means either of the following, so long as the same are
     ----------------
maintained in accounts in which Agent has a perfected security interest: (I) securities issued, fully guaranteed or insured by the United States, or any of its agencies or instrumentalities and having maturities of not more than one year (provided that the full faith and credit of the United States is pledged in support thereof); (II) time deposits, certificates of deposit and commercial paper issued by the parent corporation of any domestic commercial bank of recognized standing having capital and surplus in excess of $200,000,000 and commercial paper issued by others rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case having maturities of not more than one year, (III) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (I) and (II) above and (IV) repurchase obligations with a term of not more than seven days for underlying securities of the type described in clauses (I) and (II) above entered into with any financial institution meeting the financial qualification specified in clause (II) above.

     CEI means Casino Excitement, Inc., a Nevada corporation.
     ---

     CHANGE OF CONTROL means, the occurrence or existence of any of the
     -----------------
following events or conditions: (I) Borrower shall cease to maintain direct or indirect voting control over each Guarantor and each of its other Subsidiaries, including the right to elect a majority of the board of directors of each such Person, or (II) the time that Borrower first determines or reasonably should have known that any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) is or becomes the "beneficial owner" (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly (including as a result of a merger or consolidation), of more than 30% of the total voting power in the aggregate of all classes of capital stock of Borrower then outstanding normally entitled to vote in elections of directors (but excluding from the percentage of voting power held by any group the voting power of shares owned by the Management Holders and their Related Parties who are deemed to be members of the group, provided that such Management Holders and Related Parties beneficially own a majority of the total voting power of capital stock of Borrower held by such group), if at such time the Management Holders and their Related Parties together shall fail to beneficially own, directly or indirectly, securities representing at least the same percentage of the combined voting power of such capital stock as the percentage "beneficially owned" by such person or group or
(III) the individuals who on the Closing Date constituted the board of directors of Borrower (together with any new directors whose election by such Board or whose nomination for election by the shareholders of Borrower was approved by a vote of a majority of the directors still in office who were either directors on the Closing Date or whose election or nomination for election was previously so approved or who were elected by the vote of one or more of the Management Holders or their Related Parties) cease for any reason to constitute a majority of the Board of Directors of Borrower then in office.

     CHANGE OF CONTROL NOTICE has the meaning set forth in SECTION 2.6.4(B).
     ------------------------

     CLOSING DATE means the date on which all conditions set forth in SECTIONS
     ------------
5.1 and 5.2 are satisfied.

     CLOSING DOCUMENT LIST has the meaning set forth in SECTION 5.1.
     ---------------------

     CLOSING FEE means the closing fee payable by Borrower to Agent, for the
     -----------
account of the Revolving Lenders and the Term Loan A Lenders, pursuant to
SECTION 2.7.1.

     CODE has the meaning set forth in SECTION 1.3.
     ----

     COLLATERAL means the Accounts, Inventory, contract rights, machinery,
     ----------
equipment, chattel paper, instruments, documents, general intangibles, fixtures, deposit accounts, books and records, stock of Borrower's Subsidiaries and other real and personal property of Borrower and Guarantors identified in the Collateral Documents as security for the Obligations, and the proceeds thereof.

     COLLATERAL ACCESS AGREEMENT means an agreement in form and substance
     ---------------------------
reasonably satisfactory to Agent pursuant to which a mortgagee or lessor of real property on which Collateral is stored or otherwise located, or a warehouseman, processor or other bailee of Inventory, acknowledges the Liens of Agent and, in the case of any such agreement with a mortgagee or lessor, permits Agent access to and use of such real property for a reasonable amount of time following the occurrence and during the continuance of an Event of Default to assemble, complete and sell any Collateral stored or otherwise located thereon.

       COLLATERAL DOCUMENTS means, collectively, the Security Agreement and all
       --------------------
other stock pledge agreements, mortgages, documents, agreements and instruments pursuant to which Liens are now or hereafter granted to Agent to secure any or all of the Obligations.

     COMMITMENTS means, collectively, the Revolving Loan Commitments, the Term
     -----------
Loan A Commitments and the Term Loan B Commitments.

     CONSOLIDATED ENTITY means Borrower and those of its Subsidiaries (including
     -------------------
in any event each Guarantor) consolidated with it for purposes of financial reporting.

     CONTINGENT OBLIGATION means, with respect to any Person, any direct,
     ---------------------
indirect, contingent or non-contingent guaranty or obligation of such Person for the Indebtedness of another Person, except for endorsements in the ordinary course of business.

     CREDIT DOCUMENTS means, collectively, this Credit Agreement, the Notes, the
     ----------------
Letters of Credit, the Guaranty, each of the Collateral Documents and all other documents, agreements and instruments now or hereafter executed in connection herewith or therewith in each case as modified, amended, extended, restated or supplemented from time to time.

     CREDIT PARTIES means, collectively, Borrower and Guarantors.
     --------------

     CURRENT ASSETS means, at any date, the amount which, in conformity with
     --------------
GAAP, would be set forth opposite the caption "total current assets" (or any like caption) on a balance sheet of the Consolidated Entity at such date.

     CURRENT LIABILITIES means, at any date, the amount which, in conformity
     -------------------
with GAAP, would be set forth opposite the caption "total current liabilities" (or any like caption) on a balance sheet of the Consolidated Entity at such date, less any portion thereof attributable to the Notes, leases which have been, or, in accordance with GAAP, should be, recorded as capitalized leases, bank overdrafts (but only to the extent repaid in full on the Business Day following creation thereof), or any other Indebtedness incurred hereunder.

     CURRENT RATIO means, at any date, the ratio on such date of (A) Current
     -------------
Assets (excluding Intangible Assets), less, without duplication, cash and Cash Equivalents of the Consolidated Entity at such date, to (B) Current Liabilities, less, without duplication, the aggregate amount of all customer deposits of the Consolidated Entity at such date.

     DEFAULT means an event, condition or default which with the giving of
     -------
notice, the passage of time or both would be an Event of Default.

     DEFAULTING LENDER has the meaning set forth in SECTION 4.5(A).
     -----------------

     DEFAULT RATE means with respect to any portion of the Principal Balance,
     ------------
the per annum interest rate specified in SECTION 2.4.1 with respect to such portion of the Principal Balance plus 2.0% per annum.

     DEFAULT RATE PERIOD means a period of time commencing on the date that an
     -------------------
Event of Default has occurred and ending on the date that such Event of Default is cured or waived.

     DEPRECIATION AND AMORTIZATION EXPENSE means, for any period, the amount
     -------------------------------------
which, in conformity with GAAP, would be set forth opposite the caption "depreciation and amortization expenses" (or any like caption) on an income statement of the Consolidated Entity for such period.

     DOLLAR(S) and the sign "$" mean lawful money of the United States of
     ---------
America.

     DOMESTIC LENDING OFFICE means, with respect to any Lender, the office of
     -----------------------
such Lender specified as its "DOMESTIC LENDING OFFICE" on ANNEX I, as such annex may be amended from time to time, which office shall in any event be located in the United States.

     EBITDA means, for any period, Net Income for such period, minus, to the
     ------                                                    -----
extent included in determining such Net Income, Extraordinary Gains and Interest Income for such period, plus the sum of the following, to the extent deducted in
                        ----
determining such Net Income: (A) Interest Expense for such period, (B) Income Tax Expense for such period and (C) Depreciation and Amortization Expense for such period.

     ELIGIBLE ACCOUNTS RECEIVABLE means Accounts (including Accounts arising
     ----------------------------
under contracts where payments are due over the term of such contracts) of any Credit Party. In determining the amount to be so included, the face amount of such Accounts shall be reduced by the amount of all returns, discounts, deductions, claims, credits, charges, or other allowances. Unless otherwise approved in writing by Agent, no Account of any Credit Party shall be deemed to be an Eligible Account Receivable if:

     (A) it arises out of a sale made by such Credit Party to an Affiliate of such Credit Party or to any other Credit Party; or

     (B) it is unpaid more than ninety (90) days after the original payment due date; or

     (C) it is from the same account debtor or its Affiliate and fifty percent (50%) or more of all Accounts from that account debtor (and its Affiliates) are ineligible under (b) above; or

     (D) the account debtor for the Account is a creditor of such Credit Party, has asserted in writing a right of setoff against such Credit Party, has disputed in writing its liability or made any written claim with respect to the Account or any other Account which has not been resolved, but in each of the foregoing cases, solely to the extent of the amount of such actual or asserted right of setoff, or the amount of such dispute or claim, as the case may be and in all events as evidenced or asserted in writing; or

     (E) the account debtor is (or the assets of the account debtor are) the subject of an Insolvency Event unless the account debtor has obtained post-petition financing on terms reasonably acceptable to Agent; or

     (F) the Account is not payable in United States dollars or Canadian dollars or the account debtor for the Account is located outside the continental United States and Canada, unless the Account is supported by an irrevocable letter of credit satisfactory to Agent (as to form, substance and issuer) and assigned to and directly drawable by Agent; or

     (G) the sale to the account debtor is on a guaranteed sale, sale-and-return, sale on approval or consignment basis or made pursuant to any other written agreement providing for repurchase or return; or

     (H) the account debtor is the United States of America or any department, agency or instrumentality thereof, unless such Credit Party duly assigns its rights to payment of such Account to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. (S)(S) 3727 et seq.); or

     (I) except in the case of Accounts arising under contracts where payment is due over the term of the contract, the goods giving rise to such Account have not been shipped and delivered to and accepted by the account debtor, the services giving rise to such Account have not been performed and accepted or the Account otherwise does not represent a final sale; or

     (J) the Account does not comply in all material respects with all Requirements of Law; or

     (K) the Account is not subject to a valid and perfected first priority Lien in favor of Agent or does not otherwise conform to the representations and warranties contained in the Credit Documents.

     ELIGIBLE INVENTORY means the aggregate amount of Inventory (other than
     ------------------
Proprietary Gaming Equipment) of the respective Credit Parties. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a basis consistent with the Credit Parties' current and historical accounting practice. Unless otherwise approved in writing by Agent, no Inventory of any Credit Party shall be deemed Eligible Inventory if:

     (A) it is not owned solely by such Credit Party or such Credit Party does not have good, valid and marketable title thereto; or

     (B)  it is not located in the United States or Canada; or

     (C) it is not located on property owned by a Credit Party or by a third party that has executed and delivered a Collateral Access Agreement (other than Proprietary Gaming Equipment located on property owned by a third party who has not executed and delivered a Collateral Access Agreement to the extent such Proprietary Gaming Equipment is located on such property solely for the purpose of a temporary field trial) and, in the case of Inventory located on property owned by such a third party, it is segregated or otherwise separately identifiable from goods of others, if any, stored on such property; or

     (D) it is not subject to a valid and perfected first priority Lien in favor of Agent, except, with respect to such Inventory stored at locations other than locations owned by a Credit Party, for Liens for unpaid rent or normal and customary warehousing charges; or

     (E) it is subject to a reserve for obsolescence established in accordance with GAAP;

PROVIDED, however, that notwithstanding the foregoing, Inventory of any Credit Party which has been sold and shipped to the applicable Account Debtor but with respect to such Account Debtor has not yet been invoiced shall be deemed Eligible Inventory until issuance of such invoice, PROVIDED, further that such Inventory constituted Eligible Inventory immediately prior to such sale.

     ERISA means the Employee Retirement Income Security Act of 1974, 29 U.S.C.
     -----
(S)(S) 1000 et seq., amendments thereto, successor statutes, and regulations or guidance promulgated thereunder.

     ERISA AFFILIATE means any entity required to be aggregated with Borrower or
     ---------------
any Subsidiary of Borrower under Sections 414 (b), (c), (m) or (o) of the Internal Revenue Code.

     EUROCURRENCY RESERVE REQUIREMENTS means, for any day as applied to a LIBOR
     ---------------------------------
Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System of the United States or other Governmental Authority having jurisdiction with respect thereto) prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of the Federal Reserve System.

     EVENT OF DEFAULT has the meaning set forth in ARTICLE 9.
     ----------------

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, any
     ------------
successor statute thereto, and the rules, regulations and legally binding policies of the Securities and Exchange Commission promulgated thereunder, as amended and in effect from time to time.

     EXPENSES means all reasonable costs and expenses of Agent incurred in
     --------
connection with the Credit Documents and the transactions contemplated therein, including, without limitation, (I) the costs of conducting record searches, examining collateral and receiving and transferring funds, (II) the reasonable fees and expenses of legal counsel and paralegals, accountants, appraisers and other consultants, experts or advisors retained by Agent, (III) the cost of title insurance premiums, real estate survey costs, and fees and taxes in connection with the filing of financing statements, and (IV) the costs of preparing and recording Collateral Documents, releases of Collateral, and waivers, amendments, and terminations of any of the Credit Documents; provided, however, that EXPENSES shall not include any costs or expenses incurred in
              --------
connection with the assignments of or sales of participations in the Loans. EXPENSES also means all reasonable costs and expenses (including the reasonable
--------
fees and expenses of legal counsel and other professionals) paid or incurred by Agent and any Lender (I) during the continuance of an Event of Default, (II) in enforcing or defending its respective rights under or in respect of this Credit Agreement, the Credit Documents or any other document or instrument now or hereafter executed and delivered in connection herewith or therewith, (III) collecting the Loans, (IV) foreclosing or otherwise collecting upon the Collateral or any part thereof and (V) in obtaining any legal, accounting or other advice in connection with any of the foregoing.

     EXPIRATION DATE means October 31, 2002 or such later date as may be
     ---------------
established pursuant to SECTION 2.1.2.

     EXTENSION REQUEST means a request by Borrower to Agent to extend the
     -----------------
Expiration Date, in the form of EXHIBIT B.

     EXTRAORDINARY GAINS means, for any period, the amount which, in conformity
     -------------------
with GAAP, would be set forth opposite the caption "extraordinary gains" (or any like captions), as applicable, on an income statement of the Consolidated Entity for such period.

     FEDERAL FUNDS RATE means, for any period, a fluctuating interest rate per
     ------------------
annum for each day during such period equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business

Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal Funds brokers of recognized standing selected by Agent.

     FEDERAL RESERVE BOARD means the Board of Governors of the Federal Reserve
     ---------------------
System or any Governmental Authority succeeding to its functions.

     FEE LETTER means that certain letter of even date herewith from Borrower to
     ----------
Agent.

     FEES means, collectively, the Closing Fee, the Annual Fee, the Unused Line
     ----
Fee, the Letter of Credit Fees and the Issuing Bank Fees.

     FINANCIAL STATEMENTS means the consolidated and consolidating balance
     --------------------
sheets, statements of operations, statements of cash flows and statements of changes in shareholder's equity of the Consolidated Entity for the period specified, prepared in accordance with GAAP and consistently with prior practices.

     FIXED CHARGE COVERAGE RATIO means, for any period, the ratio of (A) EBITDA
     ---------------------------
for such period minus Capital Expenditures made during such period to (B) Fixed
                -----
Charges for such period.

     FIXED CHARGES means, for any period, the sum of (A) Interest Expense for
     -------------
such period, (B) principal payments and fees, premiums and other charges on Indebtedness of Borrower and its Subsidiaries for such period which are due and payable during such period, (C) Income Tax Expense for such period and (D) all dividends paid on the capital stock of Borrower during such period and all amounts paid to redeem or purchase any of such capital stock during such period.

     FOREIGN SUBSIDIARIES means the Subsidiaries of Borrower designated as
     --------------------
"Foreign Subsidiaries" on SCHEDULE B, PART 6.11.

     FSFP see Preamble.
     ----     --------

     FUNDING DATE means the date of disbursement of all or any portion of a
     ------------
Loan.

     GAAP means generally accepted accounting principles in the United States as
     ----
in effect from time to time.

     GAMING AUTHORITIES means, collectively, all international, federal, state
     ------------------
and local regulatory and licensing agencies and bodies with authority over gaming in any Gaming Jurisdiction.

     GAMING EQUIPMENT means all casino equipment and supplies including, without
     ----------------
limitation, slot machines, gaming tables, cards, dice, gaming chips, player tracking systems and all other gaming devices, cashless wagering systems and associated equipment (as those terms are defined under Applicable Gaming Laws) and related equipment and supplies used in the operation of a casino.

     GAMING JURISDICTION means all jurisdictions and their political
     -------------------
subdivisions in which Borrower or any of its Subsidiaries conducts gaming activities or manufactures or distributes Gaming Equipment.

     GOOD FUNDS means United States dollars available in federal funds to Agent
     ----------
at or before 11:30 a.m., Chicago time, on a Business Day.

     GOVERNING DOCUMENTS means certificates or articles of incorporation, by-
     -------------------
laws and other similar organizational or governing documents.

     GOVERNMENTAL AUTHORITY means any nation or government, any state or other
     ----------------------
political subdivision thereof and any other entity having and/or exercising executive, legislative, judicial, regulatory or administrative authority and performing functions of or pertaining to government, including without limitation the NAIC and any Gaming Authority.

     GUARANTORS means CEI, MGC and Mikohn Nevada.
     ----------

     GUARANTY means the Guaranty of even date herewith executed by Guarantors in
     --------
favor of Agent, as amended, restated, supplemented or otherwise modified from time to time.

     GULFPORT PROPERTY means the real property owned by Borrower housing
     -----------------
Borrower's operations in Gulfport, Mississippi and commonly known as 4708 Hewes Avenue, Gulfport, Mississippi.

     GULFPORT REPLACEMENT PROPERTY means any real property acquired by Borrower
     -----------------------------
in substitution for the Gulfport Property.

     HIGHEST LAWFUL RATE means, at any given time during which any Obligations
     -------------------
shall be outstanding hereunder, the maximum nonusurious interest rate that at any time or from time to time may be contracted for, taken, reserved, charged or received on such Obligations, under the laws of the State of Illinois (or the law of any other jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Credit Agreement and any of the other Credit Documents), or under applicable federal laws which may presently or hereafter be in effect and which allow a higher maximum nonusurious interest rate than under the State of Illinois (or such other jurisdiction's) law, in any case after taking into account, to the extent permitted by applicable law, any and all relevant payments or charges under this Credit Agreement and any other Credit Documents executed in connection herewith, and any available exemptions, exceptions and exclusions.

     INCOME TAX EXPENSE means, for any period, the amount which, in conformity
     ------------------
with GAAP, would be set forth opposite the caption "income tax expense" (or any like caption) on an income statement of the Consolidated Entity for such period.

     INDEBTEDNESS of a Person means, without duplication, (A) indebtedness for
     ------------
borrowed money or for the deferred purchase price of property or services (other than deferred compensation to employees and trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), whether on open account or evidenced by a note, bond, debenture or similar instrument, (B) obligations under capital leases, (C) reimbursement obligations for letters of credit, banker's acceptances or other credit accommodations, whether drawn or undrawn, (D) liabilities, as determined by Agent, under any Interest Rate Agreement, (E) Contingent Obligations and (F) Indebtedness secured by any Lien on any property of that Person, even if that Person has not assumed such Indebtedness.

     INSOLVENCY EVENT means, with respect to any Person, the occurrence of any
     ----------------
of the following: (A) such Person shall be adjudicated insolvent or bankrupt, or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, (B) the voluntary commencement of any proceeding or the filing of any petition under any bankruptcy, insolvency or similar law, (C) the seeking of dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for it or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, (D) the filing of any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding, (E) the making by such Person of a general assignment for the benefit of its creditors, or the consent to, or acquiescence in the appointment of, a receiver, trustee, custodian or liquidator for a substantial portion of such Person's property, assets or business. INSOLVENCY
                                                                    ----------
EVENT shall also mean, with respect to any Person, the occurrence of any of the
-----
following: an involuntary proceeding or involuntary petition shall be commenced or filed against such Person under any bankruptcy, insolvency or similar law seeking the dissolution or reorganization of it or the appointment of a receiver, trustee, custodian or liquidator for it or of a substantial part of its property, assets or business, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of its property, assets or business, and such proceedings or petitions shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within thirty
(30) days after commencement, filing, or levy, as the case may be, or any order for relief shall be entered in any such proceeding.

     INTANGIBLE ASSETS means, with reference to the Consolidated Entity,
     -----------------
licenses, franchises, patents, patent applications, trademarks, trademark applications, tradenames, copyrights, copyright applications, computer software rights, goodwill and research and development expense or other like intangibles shown on the consolidated balance sheet of the Consolidated Entity.

     INTEREST EXPENSE means, for any period, the amount which, in conformity
     ----------------
with GAAP, would be set forth opposite the caption "interest expense" (or any like caption) on an income statement of the Consolidated Entity for such period, after giving effect to any payments received by the Consolidated Entity under Interest Rate Agreements during such period, PROVIDED that for purposes of this definition Interest Expense shall exclude amortization of capitalized debt issuance costs.

     INTEREST INCOME means, for any period, the amount which, in conformity with
     ---------------
GAAP, would be set forth opposite the caption "interest income" (or any like caption) on an income statement of the Consolidated Entity for such period.

     INTEREST PERIOD means a period (I) commencing (A) on the applicable Funding
     ---------------
Date, if Borrower prior thereto has elected pursuant to subsection 2.5.1 to have all or a portion of the Loan to be disbursed on such date bear interest from such date at a LIBOR Rate, (B) with respect to the conversion of all or a portion of a Prime Rate Loan to a LIBOR Loan, on the Business Day specified by Borrower in the applicable LIBOR Election Notice and (C) with respect to the continuation as a LIBOR Loan of all or a portion of a then existing LIBOR Loan after the expiration of the Interest Period applicable to such existing LIBOR Loan, on the last day of the Interest Period applicable to such existing LIBOR Loan, and (II) ending one, three or six months thereafter, as selected by Borrower in its LIBOR Election Notice; provided, however, that:

          (1) if any Interest Period otherwise would end on a day that is not a Business Day, such Interest Period shall end on the next succeeding Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day; and

          (2) any Interest Period that otherwise would extend beyond the Maturity Date shall end on the Maturity Date.

     INTEREST RATE AGREEMENT means any interest rate protection or hedge
     -----------------------
agreement, including, without limitation, interest rate future, option, swap, and cap agreements.

     INTERNAL REVENUE CODE means the Internal Revenue Code of 1986, amendments
     ---------------------
thereto, successor statutes, and regulations or guidance promulgated thereunder.

     INVENTORY has the meaning set forth in the Security Agreement.
     ---------

     INVESTMENT means all expenditures made and all liabilities incurred
     ----------
(contingently or otherwise) for or in connection with the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or similar transfers of property to, or acquisition of substantially all the assets of, a Person. In determining the aggregate amount of Investments outstanding at any particular time, (I) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and outstanding; (II) there shall be deducted in respect of each such Investment any amount received as a return of capital or repayment of a loan (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (III) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; and (IV) there shall not be deducted from the aggregate amount of Investments any decrease in the market value thereof.

     ISSUING BANK means U.S. Bank, Bank of America or any other financial
     ------------
institution that is acceptable to Agent and Borrower which may at any time issue or be requested to issue a Letter of Credit for the account of Borrower.

     ISSUING BANK FEES has the meaning set forth in SECTION 2.7.4(B).
     -----------------

     JRY PROPERTY means the real property used in connection with Borrower's
     ------------
outdoor lighting and sign business, which real property is commonly known as 3665 West Diablo Drive, Las Vegas, Nevada.

     JRY REPLACEMENT PROPERTY means any real property acquired by Borrower in
     ------------------------
substitution for the JRY Property, which may or may not be acquired prior to any disposition of the JRY Property.

     LENDER(S) see Preamble.
     ---------     --------

     LENDER ADVANCES has the meaning set forth in SECTION 2.1.4.
     ---------------

     LETTER OF CREDIT FEE has the meaning set forth in SECTION 2.7.4(A).
     --------------------

     LETTER OF CREDIT OBLIGATIONS means, without duplication, the sum of the
     ----------------------------
aggregate undrawn face amount of all Letters of Credit outstanding, PLUS the aggregate amount of all drawings under Letters of Credit for which Borrower has not reimbursed the Issuing Bank, PLUS the aggregate amount of all payments made by Revolving Lenders to the Issuing Bank for their participations in Letters of Credit, for which Borrower has not reimbursed such Revolving Lenders.

     LETTER OF CREDIT REQUEST has the meaning set forth in SECTION 3.3.
     ------------------------

     LETTERS OF CREDIT means all letters of credit, issued for the account of
     -----------------
Borrower under ARTICLE 3 and all amendments, renewals, extensions or replacements thereof.

     LIBOR LENDING OFFICE means, with respect to any Lender, the office of such
     --------------------
Lender specified as its "LIBOR LENDING OFFICE" opposite its name on ANNEX I, as such annex may be amended from time to time (or, if no such office is specified, its Domestic Lending Office).

     LIBOR ELECTION NOTICE means a notice by Borrower to Agent to have a portion
     ---------------------
of the Principal Balance of the Revolving Loans or Term Loan A bear interest at a LIBOR Rate, in the form of EXHIBIT C.

     LIBOR LOAN means each portion of the Principal Balance of the Revolving
     ----------
Loans or Term Loan A which bears interest determined by reference to a LIBOR
Rate.

     LIBOR RATE DETERMINATION DATE means the date for determining a LIBOR Rate,
     -----------------------------
which shall be one Business Day prior to the date of commencement of the applicable Interest Period.

     LIBOR RATE means, for any Interest Period, an interest rate per annum
     ----------
obtained by dividing (I) the rate of interest published in The Wall Street Journal on the applicable LIBOR Rate Determination Date under the caption "Money Rates; London Interbank Offered Rates (LIBOR)," with respect to a time period equal to such Interest Period by (II) 1.00 minus the Eurocurrency Reserve
                                           -----
Requirements, if any, in effect on the applicable LIBOR Rate Determination Date; provided, however, that if such publication is not available or such rate is
--------  -------
not set forth therein, the LIBOR Rate shall be determined on the basis of any other source reasonably acceptable to the Majority Lenders.

     LIBOR RATE LOAN means a Loan that bears interest determined by reference to
     ---------------
a LIBOR Rate in accordance with the terms and provisions of this Credit
Agreement.

     LIEN means any lien, claim, charge, pledge, security interest, assignment,
     ----
hypothecation, deed of trust, mortgage, lease, conditional sale, retention of title, or other preferential arrangement having substantially the same economic effect as any of the foregoing, whether voluntary or imposed by law.

     LOAN ACCOUNT has the meaning set forth in SECTION 4.1.
     ------------

     LOANS means the Revolving Loans, Term Loan A and Term Loan B.
     -----

     LOAN YEAR means a period of time from the Closing Date or any anniversary
     ---------
of the Closing Date to the immediately succeeding anniversary of the Closing
Date.

     MAJORITY LENDERS means, at any time, those Lenders holding in the aggregate
     ----------------
more than fifty percent (50%) of the sum of (I) the Principal Balance at such time PLUS (II) the Letter of Credit Obligations outstanding at such time.

     MAKE-WHOLE AMOUNT has the meaning set forth in SECTION 2.8.3(B).
     -----------------

     MANAGEMENT HOLDERS means the executive officers and directors of Borrower
     ------------------
on the Closing Date.

     MATERIAL ADVERSE EFFECT means a material adverse effect on (I) the
     -----------------------
business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of the Credit Parties taken as a whole, (II) the ability of any Credit Party to perform its obligations under the Credit Documents to which it is a party, or on the ability of Agent or the Lenders to enforce the Obligations or realize upon the Collateral, or (III) the value of the Collateral or the amount which Agent or the Lenders would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral.

     MATERIAL CONTRACT means any contract or other arrangement to which a Credit
     -----------------
Party or any Subsidiary of a Credit Party is a party (other than the Credit Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

     MATURITY DATE means the earlier of (I) October 1, 2004 or (II) or the date
     -------------
on which the Obligations are accelerated and the Commitments are terminated pursuant to SECTION 9.2 of this Credit Agreement.

     MIKOHN NEVADA means Mikohn Nevada, a Nevada corporation.
     -------------

     MGC means MGC, Inc., a Nevada corporation.
     ---

     MOODY'S means Moody's Investors Services, Inc., or any successor thereto.
     -------

     MULTIEMPLOYER PLAN means a "multiemployer plan" (as defined in Section
     ------------------
4001(a) (3) of ERISA) to which Borrower, any Subsidiary of Borrower or any ERISA Affiliate has contributed within the past six years or with respect to which Borrower or any Subsidiary of Borrower could reasonably be expected to incur any liability.

     NET CASH PROCEEDS means, with respect to any transaction involving a Credit
     -----------------
Party, the gross proceeds thereof in the form of cash or Cash Equivalents, net of the sum of the following (without duplication): (A) payments made to retire obligations (other than to a Credit Party) that are attributable to or secured by the properties that are the subject of a sale, assignment or other disposition which is part of the transaction, (B) actual brokerage commissions and other fees and expenses related to such transaction (including, without limitation, in the case of a sale, assignment or other disposition of assets or the issuance and sale of capital stock, all offering related expenses arising in connection with such transaction including, without limitation, investment banking or similar fees, underwriting discounts and commissions, legal and accounting fees, transfer agent and registrar fees, and all other costs and expenses required to be capitalized in accordance with GAAP) and (C) all taxes actually paid or estimated in good faith to be or become payable as a result of such transaction.

     NET INCOME means, for any period, an amount equal to the net income or loss
     ----------
of the Consolidated Entity as it would appear on an income statement of the Consolidated Entity for such period prepared in accordance with GAAP.

     NET WORTH means, at any date, the amount which, in conformity with GAAP,
     ---------
would be set forth opposite the caption "shareholders' equity" (or any like caption) on a balance sheet of the Consolidated Entity at such date.

     NOTICE OF BORROWING means notice by Borrower to Agent requesting a
     -------------------
Revolving Loan, in the form of EXHIBIT D.

     NOTE means any Revolving Note, Term Loan A Note or Term Loan B Note.
     ----

     OBLIGATIONS means the unpaid principal and interest hereunder (including
     -----------
interest accruing on or after the occurrence of an Insolvency Event) in respect of the Loans, reimbursement obligations under Letters of Credit, Fees, Expenses and all other obligations and liabilities of Borrower to Agent, the Issuing Bank or any of the Lenders under this Credit Agreement, the Revolving Notes, the Term Notes or any of the other Credit Documents.

     PERMITTED INVESTMENTS means any of the following:
     ---------------------

          (A) Advances or loans (other than contract receivables) made in the ordinary course of business not to exceed $350,000 outstanding at any time to any one Person and $1,000,000 in the aggregate for all Credit Parties outstanding at any one time;

          (B) Loans, investments and advances between a Credit Party and any other Credit Party;

          (C) Cash Equivalents;

          (D) Investments in account debtors received in connection with the bankruptcy or reorganization, or in settlement of delinquent obligations, of customers, arising in the ordinary course of business and in accordance with applicable collection and credit policies established by Borrower or such Subsidiary, as the case may be;

          (E) Investments existing as of the Closing Date by any Credit Party in any of Borrower's Subsidiaries which is not a Credit Party disclosed on SCHEDULE B, PART 6.11;

          (F) Investments made with capital stock of Borrower; and

          (G) such other Investments as the Majority Lenders may approve in writing in the exercise of its sole discretion.

     PERMITTED LIENS means the Liens referred to in CLAUSES (A) through (I) of
     ---------------
SECTION 8.9.

     PERSON means any individual, sole proprietorship, partnership, joint
     ------
venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (including any division, agency or department thereof), and its successors, heirs and assigns.

     PLAN means any Benefit Plan, Multiemployer Plan, or Retiree Health Plan, or
     ----
any employee benefit plan, fund, program or arrangement, whether oral or written, maintained or contributed to by Borrower or any Subsidiary of Borrower, or with respect to which any of them could reasonably be expected to incur liability.

     POST-CLOSING AGREEMENT means the Post-Closing Agreement of even date
     ----------------------
herewith between Borrower and Agent.

     PRIME LENDING RATE means at any time the rate per annum then most recently
     ------------------
announced by The First National Bank of Chicago, a national banking association, as its corporate base rate at Chicago, Illinois (or if such rate is not being quoted, the rate which is the successor to such rate, and if no successor is being quoted, the rate conceptually equivalent to such rate which the domestic commercial bank having the highest combined capital and surplus of any bank having its principal office in Chicago, Illinois is quoting). The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The First National Bank of Chicago and each of the Lenders may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

     PRIME RATE LOAN means each portion of the Principal Balance of the
     ---------------
Revolving Loans and Term Loan A other than any portion thereof consisting of LIBOR Loans.

     PRINCIPAL BALANCE means the unpaid principal balance of the Loans or any
     -----------------
specified portion thereof outstanding from time to time.

     PROPRIETARY GAMING EQUIPMENT means equipment owned by Borrower or any of
     ----------------------------
its Subsidiaries which is the subject of an operating lease, license or revenue sharing or participation agreement under which Borrower or its Subsidiary is the lessor, licensor or vendor.

     PRO RATA SHARE means (I) with respect to a Revolving Lender, a fraction
     --------------
(expressed as a percentage), the numerator of which is the amount of such Revolving Lender's Revolving Loan Commitment and the denominator of which is the sum of all Revolving Loan Commitments, (II) with respect to a Term Loan A Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Term Loan A Lender's Term Loan A Commitment and the denominator of which is sum of all Term Loan A Commitments and (III) with respect to a Term Loan B Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Term Loan B Lender's Term Loan B Commitment and the denominator of which is the sum of all Term Loan B Commitments.

     PURCHASE MONEY LIENS has the meaning set forth in SECTION 8.8(E).
     --------------------

     REGISTER has the meaning set forth in SECTION 11.8(C).
     --------

     REGULATION D means Regulation D of the Federal Reserve Board, as in effect
     ------------
from time to time.

     REGULATION G means Regulation G of the Federal Reserve Board, as in effect
     ------------
from time to time.

     REGULATION Z means Regulation Z of the Federal Reserve Board, as in effect
     ------------
from time to time.

     RELATED FUND means with respect to any Lender that is a fund that invests
     ------------
in loans, any other fund that invests in loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     RELATED PARTIES means (I) any spouse or immediate family member of a
     ---------------
Management Holder or (II) any trust set up for the benefit of a Management Holder or any of the Persons specified in clause (I).

     REPORTABLE EVENT means any of the events described in Section 4043 of ERISA
     ----------------
and the regulations thereunder.

     REQUIREMENT OF LAW means, with respect to any Person, (A) the Governing
     ------------------
Documents of such Person, (B) any law, treaty, rule or regulation or determination of an arbitrator, court or other Governmental Authority binding on such Person, or (C) any franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval binding on a Person or any of its property.

     RETIREE HEALTH PLAN means an "employee welfare benefit plan" within the
     -------------------
meaning of Section 3(1) of ERISA, and any other plan, program or arrangement, whether oral or written, that provides benefits to persons after termination of employment, other than as required by Section 601 of ERISA.

     REVOLVING LENDER means any Lender having a Revolving Loan Commitment.
     ----------------

     REVOLVING LOAN means any revolving loan to be made by Revolving Lenders
     --------------
pursuant to SECTION 2.1.

     REVOLVING LOAN COMMITMENT means, with respect to any Lender, such Lender's
     -------------------------
commitment, on the terms and subject to the conditions set forth herein, to make Revolving Loans and to participate in Letters of Credit, up to the amount set forth below its name on ANNEX I (as amended from time to time pursuant to SECTION 11.8(B)) opposite the heading "Revolving Loan Commitment Amount," as such amount may be reduced from time to time in accordance with the terms and provisions of this Credit Agreement.

     REVOLVING LOAN COMMITMENT TERMINATION DATE means the earliest to occur of
     ------------------------------------------
(A) the Expiration Date, (B) the date upon which a Change of Control shall occur and (C) the date on which the Obligations are accelerated and the Commitments are terminated pursuant to SECTION 9.2 of this Credit Agreement.

     REVOLVING NOTE means a promissory note of Borrower payable to the order of
     --------------
a Revolving Lender, substantially in the form of EXHIBIT E, as amended, restated, supplemented or otherwise modified from time to time, and including all notes issued in replacement of, or in substitution or exchange for, such Revolving Note.

     S&P means Standard & Poor's Ratings Services, a division of The McGraw-Hill
     ---
Companies, Inc., or any successor thereto.

     SECURITY AGREEMENT means the Security Agreement of even date herewith
     ------------------
executed by the Credit Parties in favor of Agent, as amended, restated, supplemented or otherwise modified from time to time.

     SETTLEMENT DATE has the meaning set forth in SECTION 4.3(A).
     ---------------

     SUBSIDIARY of a Person means a corporation or other entity in which that
     ----------
Person directly or indirectly owns or controls the shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or appoint other managers of such corporation or other entity.

     TERMINATION EVENT means (I) a Reportable Event with respect to any Benefit
     -----------------
Plan or Multiemployer Plan; (II) the withdrawal of Borrower, any Subsidiary of Borrower or any ERISA Affiliate from a Benefit Plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a) (2) of ERISA);
(III) the providing of notice of intent to terminate a Benefit Plan in a distress termination (as described in Section 4041 (c) of ERISA); (IV) the institution by the Pension Benefit Guaranty Corporation of proceedings to terminate a Benefit Plan or Multiemployer Plan; (V) any event or condition (A) which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (B) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (VI) the partial or complete withdrawal, within the meaning of Sections 4203 and 4205 of ERISA, of Borrower, any Subsidiary of Borrower or any ERISA Affiliate from a Multiemployer Plan.

     TERM LOAN A means the term loan to be made by Term Loan A Lenders pursuant
     -----------
to SECTION 2.2.

     TERM LOAN A COMMITMENT means, with respect to any Lender, such Lender's
     ----------------------
commitment, on the terms and subject to the conditions set forth herein, to make Term Loan A, up to the amount set forth below its name on ANNEX I (as amended from time to time pursuant to SECTION 11.8(B)) opposite the heading "Term Loan A Commitment Amount," as such amount may be reduced from time to time in accordance with the terms and provisions of this Credit Agreement.

     TERM LOAN A LENDER means any Lender having a Term Loan A Commitment.
     ------------------

     TERM LOAN A NOTE means a promissory note of Borrower payable to the order
     ----------------
of a Term Loan A Lender or its nominee, substantially in the form of EXHIBIT F, as amended, restated, supplemented or otherwise modified from time to time, and including all notes issued in replacement of, or in substitution or exchange for, such Term Loan A Note.

     TERM LOAN B means the term loan to be made by Term Loan B Lenders pursuant
     -----------
to SECTION 2.3.

     TERM LOAN B COMMITMENT means, with respect to any Lender, such Lender's
     ----------------------
commitment, on the terms and subject to the conditions set forth herein, to make Term Loan B, up to the amount set forth below its name on ANNEX I (as amended from time to time pursuant to SECTION 11.8(B)) opposite the heading "Term Loan B Commitment Amount," as such amount may be reduced from time to time in accordance with the terms and provisions of this Credit Agreement.

     TERM LOAN B LENDER means any Lender having a Term Loan B Commitment.
     ------------------

     TERM LOAN B NOTE means a promissory note of Borrower payable to the order
     ----------------
of a Term Loan B Lender or its nominee, substantially in the form of EXHIBIT G, as amended, restated, supplemented or otherwise modified from time to time, and including all notes issued in replacement of, or in substitution or exchange for, such Term Loan B Note.

     TERM LOAN LENDER means a Term Loan A Lender or a Term Loan B Lender.
     ----------------

     TERM LOANS means, collectively, Term Loan A and Term Loan B.
     ----------

     UNUSED LINE FEE means the unused line fee payable by Borrower to Revolving
     ---------------
Lenders pursuant to SECTION 2.7.3.

     1.2  ACCOUNTING TERMS AND DETERMINATIONS.  Unless otherwise defined or
          -----------------------------------
specified herein, all accounting terms used in this Credit Agreement shall be construed in accordance with GAAP, applied on a basis consistent in all material respects with the Financial Statements referred to in SECTION 6.9. All accounting determinations for purposes of determining compli ance with the financial covenants contained in ARTICLE 8 shall be made in accordance with GAAP as in effect on the Closing Date and applied on a basis consistent in all material respects with the audited Financial Statements delivered to Agent on or before the Closing Date. The Financial Statements required to be delivered hereunder from and after the Closing Date, and all financial records, shall be maintained in accordance with GAAP. If GAAP shall change from the basis used in preparing the audited Financial Statements delivered to Agent on or before the Closing Date, the certificates required to be delivered pursuant to SECTION 7.1 demonstrating compliance with the covenants contained herein shall include, at the election of Borrower or upon the request of the Majority Lenders, calculations setting forth the adjustments necessary to demonstrate that Borrower is in compliance with the financial covenants based upon GAAP as in effect on the Closing Date.

     1.3  OTHER TERMS; HEADINGS.  Terms used herein and not otherwise defined in
          ---------------------
ARTICLE 1 that are defined in the Uniform Commercial Code in effect in the State of Illinois (the "CODE") shall have the meanings given in the Code. Each of the words "hereof," "herein," and "hereunder" refer to this Credit Agreement as a whole. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in accordance with SECTION 11.11 hereof. References to Articles, Sections, Annexes, Schedules, and Exhibits are internal references to this Credit Agreement, and to its attachments, unless otherwise specified. The headings and the Table of Contents are for convenience only and shall not affect the meaning or construction of any provision of this Credit Agreement.


                    ARTICLE 2.  LOANS AND TERMS OF PAYMENT.
                                --------------------------

     2.1  REVOLVING LOAN COMMITMENT.
          -------------------------

          2.1.1  AMOUNT AND DISBURSEMENT OF REVOLVING LOANS.  Subject to the
                 ------------------------------------------
     terms and conditions set forth in this Credit Agreement, and in reliance on the representations and warranties of Borrower set forth herein, after the Closing Date and to but excluding the Revolving Loan Commitment Termination Date, each Revolving Lender severally agrees to make revolving loans to Borrower in an amount not to exceed at any time its Pro Rata Share of the lesser at such time of (A) $10,000,000 and (B) the Borrowing Base MINUS, in each case, the then outstanding Letter of Credit Obligations. The proceeds of Revolving Loans shall be disbursed by Agent directly to the Issuing Bank in the circum stances described in SECTION 3.5, and in all other circumstances by Agent or the Revolving Lenders, as the case may be, to or as directed by Borrower.

          2.1.2  EXTENSION OF EXPIRATION DATE.  Borrower, pursuant to an
                 ----------------------------
     Extension Request delivered to Agent not more than 120, nor less than 30, Business Days prior to the then scheduled Expiration Date, may request the Revolving Lenders to extend all or part (as specified in such Extension Request) of the Revolving Loan Commitment for up to two additional one year periods, each expiring on the anniversary of the then scheduled Expiration Date (or, if such date is not a Business Day, on the next succeeding Business Day). If no Default or Event of Default has occurred and is continuing on the then scheduled Expiration Date, the Revolving Loan Commitment shall be extended for an additional one year period as so requested, but in no event beyond October 31, 2004. On the Expiration Date, the Revolving Loan Commitment of each Revolving Lender automatically shall reduce to zero and may not be reinstated.

          2.1.3  CONDITIONS OF DISBURSEMENT.  The obligation of each Revolving
                 --------------------------
     Lender to disburse its Pro Rata Share of each Revolving Loan is subject to the satisfaction of the conditions set forth in SECTION 5.2 and the following conditions:

               (A) each Revolving Loan shall be in a minimum amount of $200,000 and integral multiples of $50,000 in excess of such amount; and

               (B) Agent shall have received a Notice of Borrowing with respect to each requested Revolving Loan no later than 12:00 p.m., Chicago time (I) on the proposed Funding Date (which Funding Date shall be on a Business Day) with respect to Revolving Loans constituting Prime Rate Loans and (II) three Business Days in advance of the proposed Funding Date (which Funding Date shall be on a Business Day) with respect to Revolving Loans constituting LIBOR Rate Loans.

     Any Notice of Borrowing received by Agent shall be irrevocable. Agent and Lenders shall have the right without further confirmation to assume that any Notice of Borrowing received by Agent has been given by a Person duly authorized to act on behalf of Borrower.

          2.1.4  MANNER OF FUNDING.  Revolving Loans may be made available to
                 -----------------
     Borrower directly by the Revolving Lenders ("LENDER ADVANCES") or, in the circumstances described in SUBSECTION 2.1.4(B), from Agent acting on behalf of the Revolving Lenders ("AGENT ADVANCES").

               (A) LENDER ADVANCES. Subject to the determination by Agent and the Revolving Lenders that the conditions for borrowing contained in this SECTION 2.1 and in SECTION 5.2 are satisfied, upon receipt of a Notice of Borrowing from Borrower received by Agent before 12:00 noon Chicago time on a Business Day, Lender Advances of Revolving Loans shall be made to the extent of each Revolving Lender's Pro Rata Share of the requested Revolving Loan.

               (B) AGENT ADVANCES. Agent is authorized by the Revolving Lenders, but is not obligated, to make Agent Advances upon a receipt of any Notice of Borrowing received by Agent before 3:00 P.M. Chicago time on a Business Day. Agent Advances shall be subject to periodic settlement with the Revolving

          Lenders under SECTION 4.3. Agent Advances may be made only in the following circumstances:

                    (I) NORMAL COURSE AGENT ADVANCES.  For administrative
               convenience, Agent may, but is not obligated, to make Agent Advances up to the amount available for borrowing under SECTION
               2.1.1 in reliance upon the actual or deemed representations of Borrower under SECTION 5.2 that the conditions for borrowing are satisfied.

                    (II) OTHER AGENT ADVANCES.  When the conditions for
               borrowing under SECTION 5.2 cannot be fulfilled, and notwithstanding the Borrowing Base limitation of SECTION 2.1.1, Agent may, but is not obligated, to continue to make Agent Advances for seven (7) Business Days or until sooner instructed by the Majority Lenders to cease, in an aggregate amount at any time not to exceed $1,000,000.

          2.1.5  NOTICE OF REQUEST FOR LENDER ADVANCES.  Subject to the last
                 -------------------------------------
     sentence of this SECTION 2.1.5, Agent shall give each Revolving Lender prompt notice by telephone or facsimile transmission of a Notice of Borrowing that is received pursuant to SECTION 2.1.3 and is to be satisfied by Lender Advances. No later than 3:00 P.M. Chicago time on the date of receipt of such notice, each Revolving Lender shall make available for the account of its Applicable Lending Office to Agent at Agent's address for deposit into such account as Borrower may direct, its Pro Rata Share of such Revolving Loan in immediately available funds. Unless Agent receives contrary written notice prior to any such Revolving Loan, it is entitled to assume that each Revolving Lender will make available its Pro Rata Share of the Revolving Loan and in reliance upon that assumption, but without any obligation to do so, may advance such Pro Rata Share on behalf of the Revolving Lender, without the necessity of giving daily notice to each Revolving Lender of the receipt of a Notice of Borrowing.

          2.1.6  REVOLVING NOTE.  The Revolving Loans of each Revolving Lender
                 --------------
     shall be evidenced by a Revolving Note dated as of the Closing Date and executed by Borrower in favor of such Revolving Lender in the amount of such Revolving Lender's Revolving Loan Commitment.

          2.1.7  REBORROWING.  Subject to the conditions set forth in this
                 -----------
     Credit Agreement, Borrower from time to time may reborrow all or any portion of any Revolving Loan which is repaid.

     2.2  TERM LOAN A.
          -----------

          2.2.1  AMOUNT AND DISBURSEMENT.  Term Loan A shall consist of a term
                 -----------------------
     loan from the Term Loan A Lenders to Borrower in the aggregate amount of $15,000,000. Subject to the terms and conditions set forth in this Credit Agreement, and in reliance on the representations and warranties of Borrower set forth herein, on the Closing Date each Term Loan A Lender severally agrees to disburse its Pro Rata Share of Term Loan A to or as directed by Borrower.

     2.2.2  TERM NOTE A.  Term Loan A shall be evidenced by a Term Loan A Note
            -----------
     dated as of the Closing Date and executed by Borrower in favor of each Term Loan A Lender in the amount of such Term Loan A Lender's Term Loan A Commitment.

          2.2.3  REBORROWING.  Borrower shall not be entitled to reborrow any
                 -----------
     portion of Term Loan A which is repaid or prepaid.

     2.3  TERM LOAN B.
          -----------

          2.3.1  AMOUNT AND DISBURSEMENT.  Term Loan B shall consist of a term
                 -----------------------
     loan from the Term Loan B Lenders to Borrower in the aggregate amount of $15,000,000. Subject to the terms and conditions set forth in this Credit Agreement, and in reliance on the representations and warranties of Borrower set forth herein, on the Closing Date each Term Loan B Lender severally agrees to disburse its Pro Rata Share of Term Loan B to or as directed by Borrower.

          2.3.2  TERM NOTE B.  Term Loan B shall be evidenced by a Term Loan B
                 -----------
     Note dated as of the Closing Date and executed by Borrower in favor of each Term Loan B Lender in the amount of such Term Loan B Lender's Term Loan B Commitment.

          2.3.3  REBORROWING.  Borrower shall not be entitled to reborrow any
                 -----------
     portion of Term Loan B which is repaid or prepaid.

     2.4  INTEREST.
          --------

          2.4.1  INTEREST RATES.  Except as provided in subsection 2.4.2, the
                 --------------
     Principal Balance of:

               (A) Revolving Loans consisting of (I) Prime Rate Loans shall bear interest at a rate per annum equal to the Prime Lending Rate PLUS 1.50% per annum and (II) LIBOR Rate Loans shall bear interest at a rate per annum equal to the LIBOR Rate applicable to such LIBOR Rate Loans PLUS 2.50% per annum;

               (B) Term Loan A consisting of (I) Prime Rate Loans shall bear interest at a rate per annum equal to the Prime Lending Rate PLUS 2.00% per annum and (II) LIBOR Rate Loans shall bear interest at a rate per annum equal to the LIBOR Rate applicable to such LIBOR Rate Loans PLUS 3.00% per annum; and

               (C) Term Loan B shall bear interest at a fixed rate equal to 10.00% per annum.

          2.4.2  DEFAULT RATE.  During a Default Rate Period, the Principal
                 ------------
     Balance shall bear interest at the applicable Default Rate.

          2.4.3  INTEREST COMPUTATION.  Interest on the Principal Balance of
                 --------------------
     Revolving Loans and Term Loan A shall be computed on the basis of a year consisting of 360 days and charged for the actual number of days during the period for which interest is being charged. Interest on the Principal Balance of Term Loan B shall be computed and charged on the basis of a year consisting of 360 days comprised of twelve months of thirty days each. In computing interest, the date of funding of a Loan shall be included and the date of payment shall be excluded.

     2.5  LIBOR RATE LOANS.
          ----------------

          2.5.1  ELECTION BY BORROWER.  Subject to the provisions of this
                 --------------------
     SECTION 2.5 and provided no Default or Event of Default then exists, Borrower from time to time may elect to have all or a portion of the Principal Balance of the Revolving Loans and/or Term Loan A bear or continue to bear interest determined by reference to a LIBOR Rate, such election to be exercised by delivery of a LIBOR Election Notice to Agent c/o Loan Administration, First Source Financial, Inc., 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Telecopy No. (847) 734-7912, by facsimile transmission not less than three Business Days prior to the commencement of the applicable Interest Period. Agent shall determine (which determination shall, absent manifest error, be presumptively correct) the LIBOR Rate applicable to the relevant LIBOR Loan on the applicable LIBOR Rate Determination Date and promptly shall give notice thereof to Borrower. Agent and Lenders shall have the right without further confirmation to assume that any LIBOR Election Notice received by Agent has been given by a Person duly authorized to act on behalf of Borrower. Any LIBOR Election Notice received by Agent shall be irrevocable. Upon the expiration of an Interest Period the applicable LIBOR Loan shall be converted to and become a Prime Rate Loan unless such LIBOR Loan has been continued as a LIBOR Loan in accordance with this
     SECTION 2.5.1. Agent shall give each Revolving Lender and Term Loan A Lender prompt notice by telephone or facsimile transmission of each LIBOR Election Notice.

          2.5.2  LIBOR AND INTEREST PERIOD LIMITATIONS.  Each LIBOR Loan shall
                 -------------------------------------
     be in the amount of not less than $1,000,000 or in integral multiples of $100,000 in excess thereof. At no time shall more than five Interest Periods be in effect.

          2.5.3  EURODOLLAR DEPOSITS UNAVAILABLE OR INTEREST RATE
                 ------------------------------------------------
     UNASCERTAINABLE.  If prior to the commencement of any Interest Period Agent
     ---------------
     determines that dollar deposits of the relevant amount for the relevant Interest Period are not available in the London Interbank Market or the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Revolving Lenders or the Term Loan A Lenders, as applicable, of maintaining a LIBOR Rate for such Interest Period, or that by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate applicable to such Interest Period, Agent promptly shall give notice of such determination to Borrower and any LIBOR Election Notice previously given by Borrower which has not yet become effective shall be deemed to be cancelled and the right of Borrower to select or maintain LIBOR Rate Loans shall be suspended until Agent shall notify Borrower, the Revolving Loan Lenders and the Term Loan A Lenders that the circumstances causing such suspension no longer exists.

          2.5.4  TAX AND OTHER LAWS.  In the event that by reason of any law,
                 ------------------
     regulation or requirement or interpretation thereof by any Governmental Authority, or the imposition of any requirement of any such Governmental Authority, whether or not having the force of law, including the imposition of any reserve and/or special deposit requirement (other than reserves included in the Eurocurrency Reserve Requirements), any Revolving Lender or Term Loan A Lender shall be subjected to any tax, levy, impost, charge, fee, duty, deduction or withholding of any kind whatsoever (other than any tax imposed upon the total net income of such Lender) and if any such measures or any other similar measure shall result in an increase in the cost to any such Lender of maintaining its share of any LIBOR Loan or in a reduction in the amount of principal or interest receivable by any such Lender in respect thereof, then Borrower shall pay to the affected Lender within 10 days after receipt of a notice from such Lender (which notice shall be accompanied by a statement in reasonable detail setting forth the basis for the calculation thereof, which calculation, in the absence of demonstrable error, shall be conclusive and binding), an amount equal to such increased cost or reduced amount. At any time after receipt of such notice Borrower may convert all LIBOR Loans to Prime Rate Loans, and such conversion shall be effective three Business Days after Agent has received notice from Borrower of such conversion.

          2.5.5  CHANGES IN LAW RENDERING LIBOR LOANS UNLAWFUL.  If at any time
                 ---------------------------------------------
     any law, treaty or regulation, or any interpretation thereof by any Governmental Authority shall make it unlawful for any Lender to fund or maintain its share of any LIBOR Loan with monies obtained in the London Interbank Market, such Lender, upon the occurrence of such event, shall notify Borrower thereof and thereupon the (i) right of Borrower to make any LIBOR Election shall be suspended for the duration of such illegality and
     (ii) if required by such law, regulation or interpretation, on such date as shall be specified in such notice all Interest Periods then in effect shall be terminated, and thereafter all LIBOR Loans shall be deemed converted to Prime Rate Loans.

          2.5.6  INDEMNITY.  In addition to any other payments payable by
                 ---------
     Borrower to Lenders pursuant to the Credit Documents, Borrower shall indemnify and reimburse each Revolving Lender and each Term Loan A Lender on demand for any loss or expense which such Lender may sustain as a consequence of any prepayment of any LIBOR Loan prior to the expiration of the Interest Period applicable thereto and/or any failure by Borrower to make any payment when due of any amount payable with respect to any LIBOR Loan or borrow the amount set forth in any LIBOR Election Notice on the date specified therefor, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain the LIBOR Loan to be made or maintained by such Lender.

     2.6  PRINCIPAL AND INTEREST PAYMENTS.
          -------------------------------

          2.6.1  INTEREST.  Except as otherwise provided in SECTIONS 2.6.2(A),
                 --------
     2.6.3, 2.6.4, 2.8.1(B), 2.8.2(C) and 2.8.3(C), interest on the Principal
     Balance of:

               (A) Revolving Loans shall be payable quarterly in arrears on the first Business Day of each quarter beginning with the first Business Day of January, 1998;

               (B) Term Loan A shall be payable quarterly in arrears on the first Business Day of each quarter beginning with the first Business Day of January, 1998; and

               (C) Term Loan B shall be payable semi-annually in arrears on the first Business Day of the second and fourth quarters of each year beginning with the first Business Day of April, 1998.

          2.6.2  REVOLVING LOAN COMMITMENTS.
                 --------------------------

               (A) REVOLVING LOAN COMMITMENT TERMINATION DATE.  On the Revolving
                   ------------------------------------------
          Loan Commitment Termination Date, Borrower shall (I) pay to the Revolving Lenders the Principal Balance of the Revolving Loans together with all accrued and unpaid interest thereon to the date on which Agent is in receipt of Good Funds, and any other sums which are then due and payable to the Revolving Lenders pursuant to terms of any of the Credit Documents, and (II) subject to the provisions of SECTION 4.2, deposit with Agent for each Letter of Credit then outstanding, cash or Cash Equivalents in an amount equal to 110% of the greatest amount drawable thereunder. Such deposit shall be held by Agent and used to reimburse the Issuing Bank for the amount of each drawing made under such Letter of Credit, and all other sums owing to the Issuing Bank with respect to such drawing, as and when each such drawing is made. Any amounts remaining on deposit with Agent with respect to any Letter of Credit shall be returned to Borrower upon the earlier to occur of (i) the expiration of such Letter of Credit or (ii) the date such Letter of Credit is fully drawn.

               (B) OVERADVANCE.  If at any time the Principal Balance of the
                   -----------
          Revolving Loans PLUS the Letter of Credit Obligations at such time exceeds the lesser at such time of (I) $10,000,000 and (II) the Borrowing Base, Borrower immediately shall pay to the Revolving Lenders the amount of such excess without the necessity of any demand.

               (C) PERMITTED REPAYMENTS.  The amount of any other payment of the
                   --------------------
          Principal Balance of the Revolving Loans shall not be less than $200,000 or integral multiples of $50,000 in excess thereof. Borrower shall provide not less than one Business Day's prior written notice to Agent of any such payment of the Principal Balance of the Revolving Loans.

          2.6.3  PRINCIPAL BALANCE OF TERM LOAN A.
                 --------------------------------

               (A) SCHEDULED INSTALLMENTS.  The Principal Balance of Term Loan A
                   ----------------------
          shall be payable in consecutive semi-annual installments on the first Business Day of the second and fourth quarters of each year commencing with the first Business Day of April, 2002 as follows:

               Payment Date        Amount of Installment
               ------------        ---------------------
               April 1, 2002            $2,500,000
               October 1, 2002          $2,500,000
               April 1, 2003            $2,500,000
               October 1, 2003          $2,500,000
               April 1, 2004            $2,500,000

          The remaining Principal Balance of Term Loan A, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Maturity Date.

               (B) CHANGE OF CONTROL.  The Principal Balance of Term Loan A,
                   -----------------
          together with all accrued and unpaid interest thereon (and, if applicable, a prepayment premium in the amount which would be payable under Section 2.8.2(b) in the event of a voluntary prepayment of such Principal Balance), shall be due and payable in full upon a Change of Control. No such prepayment premium shall be payable if no Event of Default exists and is continuing at the time of such Change of Control.

          2.6.4  PRINCIPAL BALANCE OF TERM LOAN B.
                 --------------------------------

               (A) SCHEDULED INSTALLMENTS.  The Principal Balance of Term Loan B
                   ----------------------
          shall be payable in consecutive semi-annual installments on the first Business Day of the second and fourth quarters of each year commencing with the first Business Day of April, 2002 as follows:

               Payment Date        Amount of Installment
               ------------        ---------------------
               April 1, 2002        $2,500,000
               October 1, 2002      $2,500,000
               April 1, 2003        $2,500,000
               October 1, 2003      $2,500,000
               April 1, 2004        $2,500,000

          The remaining Principal Balance of Term Loan B, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Maturity Date.

               (B) CHANGE OF CONTROL.  Upon a Change of Control, if any Term
                   -----------------
          Loan B Lender so elects, the Principal Balance of Term Loan B owing to such Term Loan B Lender, together with all accrued and unpaid interest thereon and a Make-Whole Premium, if applicable, shall be due and payable in full. If at the time of such Change of Control no Event of Default exists and is continuing, the successor to Borrower, if any, has assumed all of the Obligations and Borrower or such successor would be permitted to incur at least $1.00 of additional

          Indebtedness under SECTION 8.8, then no Make-Whole Premium shall be payable. Borrower shall give to Agent and each Term Loan B Lender prompt notice (a "CHANGE OF CONTROL NOTICE") of a Change of Control. No repayment of the Principal Balance of Term Loan B or any other amount under this CLAUSE (B) owing to a Term Loan B Lender shall be required unless the such Term Loan B Lender affirmatively elects in writing to require such repayment within 10 Business Days after the Change of Control Notice is given.

     2.7  FEES AND EXPENSES.
          -----------------

          2.7.1  CLOSING FEE.  Borrower shall pay to Agent, for the account of
                 -----------
     the Revolving Lenders and the Term Loan A Lenders, the non-refundable closing fees described in the Fee Letter. Such closing fees shall be fully earned and payable on the Closing Date.

          2.7.2  ANNUAL FEE.  Borrower shall pay to Agent, for its own account,
                 ----------
     a non-refundable annual fee of $25,000 on the Closing Date and on October 1 of each year thereafter. Such fee shall be fully earned and payable on the Closing Date and on October 1 of each year thereafter.

          2.7.3  UNUSED LINE FEE.  Borrower shall pay to Agent, for the account
                 ---------------
     of the Revolving Lenders, on a quarterly basis, a non-use fee for the period from and including the date hereof to but excluding the Expiration Date (or such earlier date on which the Revolving Loan Commitment shall be terminated pursuant to SECTION 2.8.1 or 9.2 hereof) of one-half of one percent (0.50%) per annum on the excess of (I) the daily average of the then applicable Revolving Loan Commitments for the quarter then ending over
     (II) the daily average principal amount of outstanding Revolving Loans and Letter of Credit Obligations for the quarter then ending. Such non-use fee shall be payable in arrears on the first Business Day of each January, April, July and October (commencing on January 2, 1998) and on the Expiration Date (or such earlier date on which the Revolving Loan Commitments shall terminate) for any period then ending for which such fee shall not theretofore have been paid.

          2.7.4  LETTER OF CREDIT FEES.
                 ---------------------

               (A) Agent, for the ratable benefit of the Revolving Lenders, shall be entitled to charge to the account of Borrower, on the first Business Day of each quarter, a fee (the "LETTER OF CREDIT FEE") in an amount equal to two and one-half percent (2.50%) per annum of the daily weighted average undrawn amount of Letters of Credit outstanding during the immediately preceding quarter.

               (B) Agent also shall be entitled to charge to the account of Borrower, as and when incurred by Agent or any Revolving Lender, the customary charges, fees, costs and expenses charged to Agent or any Revolving Lender for Borrower's account by any Issuing Bank (the "ISSUING BANK FEES") in connection with the issuance, transfer, drawing, amendment or negotiation of any Letters of Credit by the Issuing Bank. Each determination by Agent of Letter of Credit

          Fees, Issuing Bank Fees and other fees, costs and expenses charged under this Section shall be conclusive and binding for all purposes, absent manifest error.

          2.7.5  EXPENSES.  Borrower shall reimburse the Expenses of Agent or
                 --------
     any Lender, as the case may be, promptly upon demand.

     2.8  VOLUNTARY TERMINATION OF REVOLVING LOAN COMMITMENTS; VOLUNTARY
          --------------------------------------------------------------
PREPAYMENTS OF TERM LOANS; MANDATORY PREPAYMENTS FROM ASSET SALES AND EQUITY
----------------------------------------------------------------------------
SALES.  Borrower may terminate the Revolving Loan Commitments and may prepay the
-----
Principal Balance of the Term Loans only in accordance with the terms and conditions of this SECTION 2.8.

          2.8.1  TERMINATION OF REVOLVING LOAN COMMITMENTS.  Borrower may not
                 -----------------------------------------
     voluntarily reduce the Revolving Loan Commitments in part at any time. Borrower may terminate the Revolving Loan Commitments in whole, but not in part, at any time prior to the Expiration Date, subject to the following conditions:

               (A) NOTICE OF TERMINATION.  Not less than five (5) Business Days
                   ---------------------
          prior to the date upon which Borrower desires to terminate the Revolving Loan Commitments, Borrower shall deliver to Agent notice of Borrower's intention to terminate, which notice shall be irrevocable and shall state the termination date.

               (B) PAYMENTS.  Concurrently with any voluntary termination of the
                   --------
          Revolving Loan Commitments pursuant to this SECTION 2.8.1, Borrower shall (I) pay to the Revolving Lenders the Principal Balance of the Revolving Loans together with all accrued and unpaid interest thereon to the date on which Agent is in receipt of Good Funds, and any other sums which are due and payable to the Revolving Lenders pursuant to terms of any of the Credit Documents, and (II) deposit with Agent for each Letter of Credit then outstanding, cash or Cash Equivalents in an amount equal to 110% of the greatest amount drawable thereunder. Such deposit shall be held by Agent and used to reimburse the Issuing Bank for the amount of each drawing made under such Letters of Credit, as and when each such drawing is made.

               (C) TERMINATION FEE.  If any payment of the Principal Balance of
                   ---------------
          the Revolving Loans as a result of a voluntary termination of the Revolving Loan Commitments pursuant to this SECTION 2.8.1 is made from the proceeds of any refinancing of such Principal Balance, Borrower shall pay to the Revolving Lenders concurrently with such voluntary termination a termination fee equal to (I) $300,000 if such payment is made during the first Loan Year, (II) $200,000 if such payment is made during the second Loan Year and (III) $100,000 if such payment is made during the third Loan Year.

          2.8.2  VOLUNTARY PREPAYMENTS OF TERM LOAN A.  Borrower may at any time
                 ------------------------------------
     voluntarily prepay in whole or in part the Principal Balance of Term Loan A, subject to the following conditions:

               (A) NOTICE OF PREPAYMENT; NUMBER AND AMOUNT OF PREPAYMENTS.  Not
                   ------------------------------------------------------
          less than 20 Business Days prior to the date upon which Borrower desires to make any voluntary prepayment of Term Loan A, Borrower shall deliver to Agent notice of Borrower's intention to prepay, which notice shall be irrevocable and shall state the prepayment date and the amount of the Principal Balance of Term Loan A to be prepaid. The amount of any voluntary partial prepayment of the Principal Balance of Term Loan A shall be not less than $1,000,000 or integral multiples of $100,000 in excess thereof. A voluntary partial prepayment of the Principal Balance of Term Loan A shall not be made more frequently than once a month.

               (B) PREPAYMENT PREMIUM.   If any payment of the Principal Balance
                   ------------------
          of Term Loan A pursuant to SECTION 2.8.2(A) is made from the proceeds of any refinancing of such Principal Balance, Borrower shall pay to the Term Loan A Lenders a prepayment premium equal to a percentage of the amount of the Principal Balance of Term Loan A prepaid, determined in accordance with the following schedule:

                                          Percentage of
                                            Principal
               Period of Prepayment      Balance Prepaid
               --------------------      ---------------
               First Loan Year                3.0%
               Second Loan Year               2.0%
               Third Loan Year                1.0%
               Thereafter                     0.0%

               (C) ADDITIONAL PAYMENTS.  Concurrently with any voluntary
                   -------------------
          prepayment of the Principal Balance of Term Loan A pursuant to this
          SECTION 2.8.2, Borrower shall pay to the Term Loan A Lenders accrued and unpaid interest on the portion of the Principal Balance of Term Loan A which is being prepaid to the date on which Agent is in receipt of Good Funds, and any other sums which are due and payable to the Term Loan A Lenders pursuant to the terms of any of the Credit Documents.

               (D) APPLICATION OF PARTIAL PREPAYMENTS.  Any voluntary partial
                   ----------------------------------
          prepayment of the Principal Balance of Term Loan A pursuant to this
          SECTION 2.8.2 shall be applied to the installments of the Principal Balance of Term Loan A in the direct order of maturity on a pro rata basis in accordance with the relative Principal Balance of Term Loan A held by each Term Loan A Lender.

          2.8.3  VOLUNTARY PREPAYMENTS OF TERM LOAN B.  Borrower may at any time
                 ------------------------------------
     voluntarily prepay in whole or in part the Principal Balance of Term Loan B, subject to the following conditions:

               (A) NOTICE OF PREPAYMENT; NUMBER AND AMOUNT OF PREPAYMENTS.  Not
                   ------------------------------------------------------
          less than 20 Business Days prior to the date upon which Borrower desires to make any voluntary prepayment of Term Loan B, Borrower shall deliver to Agent notice of Borrower's intention to prepay, which notice shall be irrevocable and shall state the prepayment date and the amount of the Principal Balance of Term Loan B to be prepaid. The amount of any voluntary partial prepayment of the Principal Balance of Term Loan B shall be not less than $1,000,000 or integral multiples of $100,000 in excess thereof. A voluntary prepayment of the Principal Balance of Term Loan B shall not be made more frequently than once a month.

               (B) PREPAYMENT PREMIUM.   Concurrently with any voluntary
                   ------------------
          prepayment or acceleration of all or any part of the Principal Balance of Term Loan B, Borrower shall pay to the Term Loan B Lenders the Make-Whole Amount. As used herein,

               "MAKE-WHOLE AMOUNT" means, in connection with any voluntary prepayment or acceleration of Principal Balance of Term Loan B or, if applicable, any early repayment of the Principal Balance of Term Loan B pursuant to SECTION 2.6.4(B), the excess, if any, of (I) the aggregate present value as of the date of such prepayment of each dollar of principal being prepaid and the amount of interest (exclusive of interest accrued to the date of prepayment) that would have been payable in respect of such dollar if such prepayment had not been made, determined by discounting such amounts at the Reinvestment Rate from the respective dates on which they would have been payable, over (II) 100% of the Principal Balance of Term Loan B. If the Reinvestment Rate is equal to or higher than 10.00%, the Make-Whole Amount shall be zero.

               "REINVESTMENT RATE" means 1.00% plus the yield to maturity of the United States Treasury obligations with a maturity (as compiled by and published on Bloomberg PX1 or its successor not more than five Business Days immediately preceding the payment date) most nearly equal to the remaining Weighted Average Life to Maturity of the Principal Balance of Term Loan B being prepaid. If such rate shall not have been so published, the Reinvestment Rate in respect of such payment date shall mean the mean of the yields to maturity of United States Treasury obligations (as complied by and published in the United States Federal Reserve Bulletin or its successor publication for each of the two weeks immediately preceding the payment date) with a constant maturity most nearly equal to the Weighted Average Life to Maturity of the Principal Balance of Term Loan B being prepaid. If no maturity exactly corresponding to the Weighted Average Life to Maturity shall appear therein, yields for the next longer and the next shorter published maturities shall be calculated pursuant to the foregoing sentence and the Reinvestment Rate shall be interpolated from such yields on a straight-line basis (rounding to the nearest month). If such rates shall not have been so published, the Reinvestment Rate in respect of such determination date shall be calculated pursuant to the next preceding sentence on the basis of the arithmetic mean of the arithmetic means of the secondary market ask rates, as of approximately 3:30 p.m., Eastern Standard Time, on the last Business Days of each of the two weeks preceding the payment date, for the actively traded U.S. Treasury security or securities with a maturity or maturities most closely corresponding to the remaining Weighted Average Life to Maturity, as reported by three primary United States Government securities dealers in New York City of national standing selected in good faith by Borrower.

               "WEIGHTED AVERAGE LIFE TO MATURITY" of the Principal Balance of Term Loan B being prepaid means, as of the time of any determination thereof, the number of years obtained by dividing the then Remaining Dollar-Years of such Principal Balance by the aggregate amount of such Principal Balance. "REMAINING DOLLAR-YEARS" of such Principal Balance means the amount obtained by (I) multiplying (X) the remainder of (1) the amount of principal that would have become due on each scheduled payment date if such prepayment had not been made, less (2) the amount of the Principal Balance of Term Loan B scheduled to become due on such date after giving effect to such prepayment by (Y) the number of years (calculated to the nearest one-twelfth) which will elapse between the date of determination and such scheduled payment date, and
          (II) totalling the products obtained in (I).

               (C) ADDITIONAL PAYMENTS.  Concurrently with any voluntary
                   -------------------
          prepayment of the Principal Balance of Term Loan B pursuant to this
          SECTION 2.8.3, Borrower shall pay to the Term Loan B Lenders accrued and unpaid interest on the portion of the Principal Balance of Term Loan B which is being prepaid to the date on which Agent is in receipt of Good Funds, and any other sums which then are due and payable to the Term Loan B Lenders pursuant to the terms of any of the Credit Documents.

               (D) APPLICATION OF PARTIAL PREPAYMENTS.  Any voluntary partial
                   ----------------------------------
          prepayment of the Principal Balance of Term Loan B pursuant to this
          SECTION 2.8.3 shall be applied to the installments of the Principal Balance of Term Loan B in the direct order of maturity on a pro rata basis in accordance with the relative Principal Balance of Term Loan B held by each Term Loan B Lender.

          2.8.4  MANDATORY PREPAYMENTS.
                 ---------------------

               (A) PROCEEDS OF ASSET SALES AND EQUITY SALES.  Subject to the
                   ----------------------------------------
          provisions of SECTION 2.8.4(C), Borrower shall prepay, without premium, the Term Loans in an amount equal to (I) the Net Cash Proceeds in excess of $1,000,000 in any fiscal year of asset dispositions permitted under SECTION 8.11(E), concurrently upon receipt by Borrower or its applicable Subsidiary of such Net Cash Proceeds and (II) the Net Cash Proceeds in excess of $5,000,000 in the aggregate prior to the date the Principal Balance of the Term Loans is paid in full arising from any sales of capital stock of Borrower (other than in connection with any management stock options or incentive plans or any merger, acquisition or other Investment permitted hereunder), concurrently upon receipt by Borrower of such Net Cash Proceeds.

               (B) APPLICATION OF MANDATORY PREPAYMENTS.  Subject to the
                   ------------------------------------
          provisions of SECTION 2.8.4(C), mandatory prepayments of the Term Loans pursuant to SECTION 2.8.4(A) shall be applied ratably to reduce each of the remaining scheduled installments of the Principal Balance of the Term Loans in accordance with the relative aggregate principal amounts thereof held by each Term Loan Lender.

               (C) TERM LOAN B OPT-OUT.  With respect to any mandatory
                   -------------------
          prepayments of the Term Loans pursuant to SECTION 2.8.4(A), Agent shall ratably pay the Term Loan A Lenders and the Term Loan B Lenders, as the case may be, as required under SECTION 2.8.4(B) unless, within two Business Days after notifying the Term Loan Lenders of such prepayment, Agent shall have received written notice from any Term Loan B Lender that such Term Loan B Lender (a "TERM LOAN B OPT-OUT LENDER") elects not to receive any such prepayment. Any such prepayment which would have been remitted to a Term Loan B Opt-Out Lender but for its election not to receive such prepayment shall be retained by Borrower.

     2.9  METHOD OF PAYMENT; GOOD FUNDS.  All payments to be made pursuant to
          -----------------------------
the Credit Documents by Borrower shall be made by wire transfer of Good Funds to the account of Agent at LaSalle National Bank, ABA #071000505, Account No. 2358830 (or such other account as Agent may specify from time to time),
Reference: Mikohn, not later than 11:30 A.M., Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by Agent on the next following Business Day provided Borrower receives notice from Agent that funds were received after that hour. Borrower hereby authorizes Agent to charge the Loan Account with the amount of all payments to be made hereunder and under the other Credit Documents, including all Fees and Expenses, as and when such payments become due. The obligations of Borrower to the Lenders with respect to such payments shall be discharged by making such payments to Agent pursuant to this Section or by the charging of the Loan Account by Agent.

     2.10 INDEMNIFICATION IN CERTAIN EVENTS.
          ---------------------------------

          (A) INCREASED COSTS. If after the Closing Date, either (I) any change in or in the interpretation of any law or regulation is introduced, including, without limitation, with respect to reserve requirements applicable to Agent, to any of the Lenders or any other affiliated banking or financial institution from whom any of the Lenders borrows funds or obtains credit (a "FUNDING BANK"), or (II) Agent, a Funding Bank or any of the Lenders complies with any future guideline or request from any central bank or other Governmental Authority proposed or promulgated after the date of the Agreement or (III) Agent, a Funding Bank or any of the Lenders determines that the adoption of any applicable law, rule or regulation regarding capital adequacy or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof announced after the date of this Credit Agreement has or would have the effect described below, or Agent, a Funding Bank or any of the Lenders complies with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency announced after the date of this Credit Agreement and in the case of any event set forth in this clause (III), such adoption, change or compliance has or would have the direct or indirect effect of reducing the rate of return on any of such Person's capital as a consequence of its obligations hereunder to a level below that which such Person could have achieved but for such adoption, change or compliance (taking into consideration such Person's policies with respect to capital adequacy) by an amount deemed by such Person to be material, and any of the foregoing events described in CLAUSES (I), (II) OR (III) increases the cost to Agent, or any of the Lenders of (A) funding or maintaining any Loan or Commitment or (B) issuing, causing the issuance of making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or reduces the amount receivable in respect thereof by Agent or any Lender, then Borrower shall upon demand by Agent at any time within one hundred eighty (180) days after the date on which an officer of Agent, such Funding Bank or such Lender, as the case may be, responsible for overseeing this Credit Agreement knows or has reason to know of its right to additional compensation under this SECTION 2.10, pay to Agent, for the account of such Lender or, as applicable, Agent or a Funding Bank, additional amounts sufficient to reimburse Agent, such Funding Bank and such Lender against such increase in cost or reduction in amount receivable; PROVIDED, HOWEVER, that if Agent or any such Lender or Funding Bank, as the case may be, fails to deliver such demand within such 180 day period, such entity shall only be entitled to additional compensation for any such costs incurred from and after the date that is one hundred eighty (180) days prior to the date Borrower received such demand; and PROVIDED FURTHER, HOWEVER, that before making any such demand, Agent and each Lender agree to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such increased cost, and setting forth in reasonable detail the calculation thereof, shall be submitted to Borrower by Agent, or the applicable Lender or Funding Bank, and shall be conclusive absent demonstrable error.

          (B) Each Lender will promptly notify Agent, and Agent will promptly notify Borrower, of any event of which it has knowledge that would entitle such entity to additional compensation under this SECTION 2.10. Neither Agent nor any Lender shall request any additional compensation under this
     SECTION 2.10 unless it is generally making similar requests of other borrowers similarly situated, and Agent and each Lender agrees to use a reasonable basis for calculating amounts allocable to its commitment to lend or its Loans and Letter of Credit Obligations, if any, hereunder.


                         ARTICLE 3.  LETTERS OF CREDIT.
                                     -----------------

     3.1  ISSUANCE OF LETTERS OF CREDIT.  Subject to the terms and conditions
          -----------------------------
hereof and in reliance on the representations and warranties of Borrower set forth herein, after the Closing Date, at the request of Borrower, as more specifically described below, Agent shall instruct the

Issuing Bank to issue Letters of Credit. Agent shall not be obligated to cause the Issuing Bank to issue any Letter of Credit if:

          (A) issuance of the requested Letter of Credit (I) would cause the Letter of Credit Obligations then outstanding to exceed $5,000,000 or (II) would cause the sum of the Revolving Loans PLUS the Letter of Credit Obligations then outstanding to exceed the lesser of (X) $10,000,000 and
     (Y) the Borrowing Base, in each case then in effect; or

          (B) issuance of the Letter of Credit is enjoined, restrained or prohibited by any Governmental Authority, Requirement of Law or any request or directive of any Governmental Authority (whether or not having the force of law) or would impose upon Agent or the Issuing Bank any material restriction, reserve, capital requirement, loss, cost or expense (for which Agent or the Issuing Bank is not otherwise compensated) not in effect or known as of the Closing Date.

     3.2  TERMS OF LETTERS OF CREDIT.  The proposed amount, terms and
          --------------------------
conditions, and form of each Letter of Credit (and of any drafts or acceptances thereunder) shall be subject to approval by the Issuing Bank. The term of each standby Letter of Credit shall not exceed 360 days, but may be subject to annual renewal. The term of each documentary Letter of Credit shall not exceed 120 days. No Letter of Credit shall have an expiry date later than five (5) Business Days prior to the Expiration Date.

     3.3  NOTICE OF ISSUANCE.  A request for issuance of a Letter of Credit (a
          ------------------
"LETTER OF CREDIT REQUEST") shall be given in writing. A Letter of Credit Request must be received by Agent no later than 1:00 P.M. Chicago time at least ten (10) Business Days (or such shorter period as may be agreed to by the Issuing Bank) in advance of the proposed date of issuance.

     3.4  REVOLVING LENDERS' PARTICIPATION.  Immediately upon issuance or
          --------------------------------
amendment of any Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation in all rights and obligations under such Letter of Credit (other than fees and other amounts owing to the Issuing Bank) in accordance with such Revolving Lender's Pro Rata Share.

     3.5  PAYMENTS OF AMOUNTS DRAWN UNDER LETTERS OF CREDIT.  Agent shall notify
          -------------------------------------------------
Borrower of the receipt by Agent of notice from the Issuing Bank of a draft or other presentation for payment or drawing under a Letter of Credit not later than 11:00 A.M. Chicago time on the Business Day immediately prior to the date on which the Issuing Bank intends to honor such drawing. Unless the procedures set forth in SECTION 2.6.2(A) shall be applicable, Borrower shall be deemed to have concurrently given a Notice of Borrowing to Agent to make a Revolving Loan in the amount of and at the time of such drawing (which Revolving Loan shall be a Prime Rate Loan), the proceeds of which shall be applied directly by Agent to reimburse the Issuing Bank for the amount of such drawing.

     3.6  PAYMENT BY LENDERS.  If a Revolving Loan is not made in an amount
          ------------------
sufficient to reimburse the Issuing Bank in full for the amount of any draw under a Letter of Credit, Agent shall promptly notify each Revolving Lender of the unreimbursed amount of such drawing and of such Revolving Lender's respective participation therein. Each Revolving Lender shall make available to Agent, for the account of the Issuing Bank, the amount of its participation in immediately available funds not later than 1:00 P.M. Chicago time on the next Business Day after such Revolving Lender receives notice from Agent of the amount of such Lender's participation in such unreimbursed amount. If any Revolving Lender fails to make available to Agent the amount of such Revolving Lender's participation, Agent shall be entitled to recover such amount on demand from such Revolving Lender together with interest at the Federal Funds Rate for the first three Business Days and thereafter at the Prime Lending Rate. For each Letter of Credit, Agent shall promptly distribute to each Lender which has funded the amount of its participation its Pro Rata Share of all payments subsequently received by Agent from Borrower in reimbursement of honored drawings.

     3.7  OBLIGATIONS ABSOLUTE.  The obligations of Borrower to reimburse the
          --------------------
Revolving Lenders under SECTION 3.5 hereof shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances including, without limitation, upon the occurrence and during the continuance of an Event of Default.

     3.8  ISSUING BANK DOCUMENTATION; RELIANCE BY ISSUING BANK.  Agent shall be
          ----------------------------------------------------
authorized to execute, deliver and perform on behalf of the Revolving Lenders such letter of credit applications, shipping indemnities, letter of credit modifications and consents and other undertakings for the benefit of the Issuing Bank as may be reasonably necessary or appropriate in connection with the issuance or modification of Letters of Credit requested by Borrower hereunder. The Revolving Lenders, Agent and Borrower all expressly agree that the terms of this ARTICLE 3 and various other provisions of this Credit Agreement identifying the Issuing Bank are also intended to benefit the Issuing Bank and the Issuing Bank shall be entitled to enforce the provisions hereof which are for its benefit.


              ARTICLE 4.  RECORDKEEPING AND SETTLEMENT PROCEDURES.
                          ---------------------------------------

     4.1  MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF ACCOUNT.  Agent shall
          --------------------------------------------------
maintain an account on its books in the name of Borrower (the "LOAN ACCOUNT") in which Borrower will be charged with all loans and advances made by the Lenders to Borrower or for the account of Borrower, including the Revolving Loans and all Letter of Credit Obligations, Term Loan A and Term Loan B, all accrued and unpaid interest on the Principal Balance, the Fees, the Expenses and any other Obligations, as and when such amounts are incurred by Borrower. The Loan Account will be credited with all payments received by Agent from Borrower or for the account of Borrower. After the end of each month, Agent shall send Borrower a monthly statement accounting for the charges, loans, advances and other transactions occurring among and between Agent, the Lenders and Borrower during that month, PROVIDED, THAT the failure of Agent to send such statement to Borrower shall not relieve Borrower of any Obligations. Absent demonstrable error, each monthly statement shall be an account stated and shall be final, conclusive and binding on Borrower.

     4.2  APPLICATION OF PAYMENTS.  All payments and other amounts received by
          -----------------------
Agent from Borrower shall be credited to the Loan Account; provided, however, that if an Event of Default has occurred and is continuing, all payments and other amounts received by Agent shall be distributed and applied in the following order: FIRST, to the payment of any
                                                   -----
Fees, Expenses or other Obligations due and payable to Agent under any of the Credit Documents, including Agent Advances and any other amounts advanced by Agent on behalf of the Lenders; SECOND, to the payment of any Fees, Expenses or
                                ------
other Obligations due and payable to the Issuing Bank under any of the Credit Documents; THIRD, to the ratable payment of any Fees, Expenses, prepayment
           -----
premium, if applicable, or other Obligations due and payable to the Lenders under any of the Credit Documents other than those Obligations specifically referred to in this Section; FOURTH, to the ratable payment of interest due on
                             ------
the Loans; FIFTH, to the ratable payment of principal due on the Loans and
           -----
outstanding Letter of Credit Obligations; and, SIXTH, any remainder, to Borrower
                                               -----
or such other Person or Person(s) legally entitled thereto. Any such ratable payment on account of outstanding Letter of Credit Obligations pursuant to the preceding clause FIFTH shall be held by Agent in a cash collateral account to
                 -----
secure each Letter of Credit then outstanding until the amount on deposit in such cash collateral account is equal to 110% of the greatest amount drawable under all such Letters of Credit, and any such amount so held by Agent shall be applied in accordance with the procedures set forth in Section 2.6.2(a).

     4.3  PERIODIC SETTLEMENT; INTEREST AND FEES; STATEMENTS.
          --------------------------------------------------

          (A) THE SETTLEMENT DATE; ALLOCATION OF INTEREST AND FEES. The amount of each Lender's Loans shall be computed weekly (or more frequently in Agent's discretion) and shall be adjusted upward or downward based on all Revolving Loans (including Agent Advances) made and repayments received by Agent as of 5:00 P.M. Chicago time on the last Business Day of the period specified by Agent (such date, the "SETTLEMENT DATE").

          (B) SUMMARY STATEMENTS; SETTLEMENTS. Agent shall deliver to each of the Lenders promptly after the Settlement Date a summary statement of the account of outstanding Loans (including Agent Advances) for the period, the amount of repayments received for the period, and the amount allocated to each Lender of the interest and, in the case of Revolving Lenders, Unused Line Fee for the period. After application of payments under SECTION 4.2, as reflected on the summary statement, (i) Agent shall transfer to each Lender its allocated share of interest, its ratable share of repayments of the Principal Balance received by Agent in respect of the period covered by such summary statement and, in the case of the Revolving Lenders, Unused Line Fee; and (ii) each Revolving Lender shall transfer to Agent, or Agent shall transfer to each Revolving Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Revolving Loans made by each Revolving Lender shall be equal to such Revolving Lender's Pro Rata Share of the aggregate amount of Revolving Loans outstanding as of such Settlement Date. If the summary statement requires transfers to be made to Agent by the Revolving Lenders and is received by the Revolving Lenders prior to 12:00 noon Chicago time on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 P.M. Chicago time that day; and, if received after 12:00 noon Chicago time, then no later than 3:00 P.M. Chicago time on the next Business Day. The obligation of each Revolving Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by Agent.

          (C) DISTRIBUTION OF INTEREST AND UNUSED LINE FEES. Interest on the Loans (including Agent Advances) and the Unused Line Fee shall be allocated by Agent to each Lender (i) in the case of interest, in accordance with the Loans actually advanced by such Lender and (ii) in the case of the Unused Line Fee, in accordance with the excess of (x) the daily average of the then applicable Pro Rata Share of each Revolving Lender for the applicable quarter over (y) the daily average Principal Balance of outstanding Revolving Loans actually made by such Revolving Lender for the applicable quarter. Promptly after the end of each month, Agent shall distribute to each Lender its portion, allocated as provided above, of the interest and Unused Line Fee which has been received by Agent during such month.

     4.4  SHARING OF PAYMENTS.  If any Lender shall obtain any payment (whether
          -------------------
made voluntarily or involuntarily, or through the exercise of any right of set-off, or otherwise) on account of the Loans made by it or its participation in the Letter of Credit Obligations in excess of its ratable share of payments on account of the Loans or Letter of Credit Obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Loans made by them or in their participation in Letters of Credit as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; PROVIDED, THAT if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and each such other Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery, together with an amount equal to such other Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect to the total amount so recovered. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this SECTION 4.4, to the fullest extent permitted by law, may exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

     4.5  DEFAULTING LENDERS.
          ------------------

          (A) A Revolving Lender who fails to pay Agent its Pro Rata Share of any Revolving Loans (including Agent Advances) made available by Agent on such Revolving Lender's behalf, or who fails to pay any other amounts owing by it to Agent, is a "DEFAULTING LENDER." Agent is entitled to recover from such Defaulting Lender all such amounts owing by such Defaulting Lender on demand. If the Defaulting Lender does not pay such amounts on Agent's demand, Agent shall promptly notify the Borrower and Borrower shall pay such amounts to Agent (to the extent Agent has made such amounts available to or for the account of Borrower) within five (5) Business Days of the receipt by the Borrower of such notice. In addition, the Defaulting Lender or Borrower shall pay to Agent for its own account interest on such amount for each day from the date it was made available by Agent to Borrower to the date it is recovered by Agent at a rate per annum equal to (I) the overnight Federal Funds Rate if paid by the Defaulting Lender, or (II) the then applicable rate of interest calculated under
     SECTION 2.4.1, if paid by Borrower; plus, in each case, the Expenses and losses, if any, incurred as a result of the Defaulting Lenders' failure to perform its obligations. Nothing herein shall be deemed to relieve any Revolving Lender of its obligation to fulfill its commitments hereunder or to prejudice any rights which Borrower may have against any Revolving Lender as a result of any default by such Revolving Lender hereunder, including, without limitation, the right of Borrower to seek reimbursement from any Defaulting Lender for any amounts paid by Borrower under CLAUSE (i) above on account of such Defaulting Lender's default.

          (B) The failure of any Revolving Lender to fund its Pro Rata Share of a Revolving Loan shall not relieve any other Revolving Lender of its obligation to fund its Pro Rata Share of a Revolving Loan. Conversely, no Revolving Lender shall be responsible for the failure of another Revolving Lender to fund its Pro Rata Share of a Revolving Loan.

          (C) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by Agent. Agent may hold and, in its discretion, relend to Borrower the amount of all such payments received by it for the account of such Defaulting Lender. For purposes of voting or consenting to matters with respect to the Credit Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "LENDER" and such Defaulting Lender's Commitment shall be deemed to be zero. This section shall remain effective with respect to such Defaulting Lender until (i) the Obligations shall have been declared or shall have become immediately due and payable or (ii) the Majority Lenders, Agent and Borrower shall have waived such Defaulting Lender's default in writing. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Revolving Lender, or relieve or excuse the performance by Borrower of their respective duties and obligations hereunder.

     4.6  CREDIT PARTIES' OBLIGATIONS.  The Credit Parties maintain an
          ---------------------------
integrated cash management system reflecting their interdependence on one another and the mutual benefits shared among them as a result of their respective operations. In order to fund and operate their respective businesses efficiently and to minimize the number of borrowings which Borrower will make under this Credit Agreement and thereby reduce the administrative costs and record keeping required in connection therewith, including the necessity to enter into and maintain separately identified and monitored borrowing facilities, Borrower has requested, and Agent and the Lenders have agreed that, subject to SECTION 11.16, (i) all Loans will be advanced to and for the account of Borrower and (ii) all Letters of Credit will be issued pursuant to an application therefor executed by Borrower on its own behalf. Borrower, on its own behalf and on behalf of each Guarantor, hereby acknowledges that each Credit Party will be receiving a direct benefit from each Loan made and each Letter of Credit issued pursuant to this Credit Agreement.


                       ARTICLE 5.  CONDITIONS PRECEDENT.
                                   --------------------

     5.1  CONDITIONS PRECEDENT TO INITIAL LOANS.  The obligation of each Lender
          -------------------------------------
to fund its Pro Rata Share of Term Loan A, Term Loan B and the Revolving Loans on the Closing Date is in each case subject to the prior or contemporaneous satisfaction or waiver of the following conditions precedent on or before October 31, 1997:

          (A) MINIMUM AVAILABILITY. After giving effect to the funding of Term Loan A and Term Loan B, as the case may be, Borrower shall be entitled to borrow Revolving Loans in an aggregate amount of not less than $10,000,000.

          (B) CLOSING DOCUMENTS. Agent and the Lenders shall have received each of the agreements, opinions, reports, approvals, consents, certificates and other documents set forth on the List of Closing Documents attached hereto as SCHEDULE A (the "CLOSING DOCUMENT LIST"), other than those items described in the Post-Closing Agreement.

          (C) FEES AND EXPENSES. All Fees and Expenses payable by Borrower hereunder on or before the Closing Date shall have been paid in full.

          (D) OTHER DOCUMENTS. Borrower shall have delivered or caused to be delivered to Agent, in each case in form and substance satisfactory to Agent, (i) all information required pursuant to SECTION 7.2 and (ii) such other business and/or financial and data and other information as Agent shall reasonably request.

          (E) OFFICER'S CERTIFICATE. Agent shall have received a certificate dated the Closing Date signed on behalf of Borrower by the Chairman or President of Borrower stating that all of the conditions set forth in
     SECTION 5.1(a), and SECTIONS 5.2(a) through (c), inclusive, have been satisfied on and as of such date.

          (F) CUSIP NUMBERS. Borrower shall have obtained "CUSIP" numbers for each of the Notes.

     5.2  CONDITIONS PRECEDENT TO ALL LOANS AND LETTERS OF CREDIT.  The
          -------------------------------------------------------
obligation of each Lender to fund its Pro Rata Share of any requested Loan (or of Agent to cause the Issuing Bank to issue any requested Letter of Credit and of each Lender to purchase a participation therein) is in each case subject to the satisfaction of the conditions precedent set forth below. Each Notice of Borrowing and each Letter of Credit Request shall constitute a representation and warranty to Agent and each Lender by Borrower that such conditions are satisfied.

          (A) All representations and warranties contained in this Credit Agreement and the other Credit Documents shall be true and correct in all material respects on and as of the date of such Notice of Borrowing or Letter of Credit Request, both before and after giving effect thereto and to the application of the proceeds thereof (but subject to compliance with the terms of the Post-Closing Agreement), in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date);

          (B) No Default or Event of Default shall have occurred or could reasonably be expected to result from the making of the requested Loan or the issuance of the requested Letter of Credit, which has not been waived; and

     (C) Since December 31, 1996 no event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect.


                  ARTICLE 6.  REPRESENTATIONS AND WARRANTIES.
                              ------------------------------

     To induce Agent and the Lenders to enter into this Credit Agreement and to induce the Lenders to make the Loans and other financial accommodations described herein, Borrower hereby represents and warrants to Agent and the Lenders that the representations and warranties contained in this ARTICLE 6 are true and correct in all material respects. Such representations and warranties, and all other representations and warranties made by any Credit Party in any other Credit Documents, shall survive the execution and delivery of this Credit Agreement and such other Credit Documents.

     6.1  ORGANIZATION AND QUALIFICATION.  Borrower and each of its Subsidiaries
          ------------------------------
(i) are corporations duly organized, validly existing and in good standing under the laws of the respective states or other jurisdictions of their incorporation,
(ii) have the power and authority to own their respective properties and assets and to transact their respective businesses in which they presently are, or propose to be, engaged and (iii) are duly qualified and are authorized to do business and are in good standing in each of the respective jurisdictions where they presently are, or propose to be, engaged in business, in each case, except where any failures to do so could not reasonably be expected singly or in the aggregate to have a Material Adverse Effect. SCHEDULE B, PART 6.1 lists all jurisdictions in which Borrower and each of its Subsidiaries are qualified to do business as foreign corporations.

     6.2  AUTHORITY.  Borrower and each of its Subsidiaries has the requisite
          ---------
corporate power and authority to execute, deliver and perform the respective Credit Documents to which it is a party. All corporate action necessary for the execution, delivery and performance of any of the Credit Documents by each Credit Party which is a party thereto has been taken.

     6.3  ENFORCEABILITY.  This Credit Agreement and each of the other Credit
          --------------
Documents are the legal, valid and binding obligations of each Credit Party which is a party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) general principles of equity and (iii) Applicable Gaming Laws.

     6.4  NO CONFLICT.  The execution, delivery and performance of each Credit
          -----------
Document by each Credit Party which is a party thereto are not in contravention of (i) the Governing Documents of such Persons, or (ii) any Requirement of Law, or (iii) any indenture, contract, agreement or instrument or other commitment to which any or all of such Persons are parties or by which any of such Persons or any of their properties are bound, and will not, except as contemplated herein, result in the imposition of any Liens upon any of the properties of any of such Persons.

     6.5  CONSENTS AND FILINGS.  No consent, authorization, permit or filing is
          --------------------
required in connection with the execution, delivery and performance of this Credit Agreement or any Credit Document by any Credit Party which is a party thereto, or in connection with the continuing operations of such Persons, except (i) those that have been obtained or made,
(ii) those to be obtained in accordance with the terms of the Post-Closing Agreement, (iii) those described in ARTICLE 12 and (iv) filings necessary to create, perfect or retain the perfection of Liens against the Collateral.

     6.6  GOVERNMENT REGULATION.  Neither Borrower nor any Subsidiary of
          ---------------------
Borrower is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940, the Federal Power Act or any other similar Requirement of Law other than Applicable Gaming Laws that limits the respective abilities of such Persons to incur indebtedness or consummate the transactions contemplated in this Credit Agreement and the other Credit Documents.

     6.7  SOLVENCY.  The fair saleable value of the consolidated assets of the
          --------
Credit Parties exceeds all probable consolidated liabilities of the Credit Parties, including those to be incurred pursuant to this Credit Agreement and the other Credit Documents. No Credit Party (i) has unreasonably small capital in relation to the business in which it is or proposes to be engaged and (ii) has incurred and believes that it will incur, after giving effect to the transactions contemplated by this Credit Agreement, debts beyond its ability to pay as such debts become due.

     6.8  RIGHTS IN COLLATERAL; PRIORITY OF LIENS.  All property constituting
          ---------------------------------------
Collateral is owned or leased by the respective Credit Parties, free and clear of any and all Liens in favor of third parties, other than Permitted Liens. Subject to compliance with the Post-Closing Agreement, and assuming the proper filing of the UCC financing and termination statements, deeds of trust, the patent security agreement and the trademark security agreement, in each case listed in the Closing Document List, all filings and other actions necessary to cause the security interests granted pursuant to the Credit Documents to constitute valid and enforceable first, prior (subject to Permitted Liens) and perfected Liens on the Collateral, to the extent such Liens can be perfected by the filing of such financing statements, deeds of trust, mortgages, patent security agreement and trademark security agreement, will have been made and taken.

     6.9  FINANCIAL DATA.  Borrower has provided or caused to be provided to
          --------------
Agent and each of the Lenders complete and accurate copies of the following Financial Statements:

          (A) Annual Report dated December 31, 1996 certified by Deloitte & Touche L.L.P. (including Annual Report on Form 10-K, for the year ended December 31, 1996); and

          (B) Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1997.

All such Financial Statements have been prepared in accordance with GAAP consistently applied throughout the periods involved and fairly present the respective consolidated financial positions, results of operations and cash flows of Persons indicated for each of the periods covered subject, in the case of interim Financial Statements, to normal year-end audit adjustments. The Consolidated Entity has no Contingent Obligation (or any other material liabilities which were not incurred by the Credit Parties in the ordinary course of business) which is not reflected in such Financial Statements or the footnotes thereto, or is not otherwise disclosed on SCHEDULE B, PART 6.9.

     6.10 LOCATIONS OF OFFICES, RECORDS AND INVENTORY.
          -------------------------------------------

          (A) The address of the principal place of business and, if there is more than one principal place of business, the chief executive office, of each Credit Party is set forth on SCHEDULE B, PART 6.10(a), as the same may be amended after the Closing Date in accordance with SECTION 11.11. The books and records of each Credit Party, and all its chattel paper, if any, and records of Accounts, are maintained exclusively at one or more of such locations.

          (B) There is no location in which any Credit Party has any Collateral (except for vehicles and Inventory in transit) other than those locations identified on SCHEDULE B, PART 6.10(b), as the same may be amended after the Closing Date in accordance with SECTION 11.11. A complete list of the legal name and address of each warehouse at which Inventory of any Credit Party is stored is set forth on SCHEDULE B, PART 6.10(b), as the same may be amended after the Closing Date in accordance with SECTION 11.11. None of the receipts received and to be received by any Credit Party from any warehouseman state that the Inventory covered thereby is to be delivered to bearer or to the order of a named Person or to a named Person and such named Person's assigns, in each case other than such Credit Party.

     6.11 SUBSIDIARIES; OWNERSHIP OF STOCK.  As of the Closing Date, (i) the
          --------------------------------
only direct or indirect Subsidiaries of Borrower are those listed on SCHEDULE B,
PART 6.11, and no Subsidiary of Borrower (other than Guarantors and the Foreign Subsidiaries) conducts any business or has any assets having a fair market value in excess of $50,000), (ii) except as described on SCHEDULE B, PART 6.11, each Credit Party is the record and beneficial owner of all of the respective shares of capital stock of each of its Subsidiaries listed on SCHEDULE B, PART 6.11,
(iii) there are no proxies, irrevocable or otherwise, with respect to such shares, and no equity securities of any of such Subsidiaries are or may become required to be issued by reason of any options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any such Subsidiary, and (iv) there are no contracts, commitments, understandings or arrangements by which any such Subsidiary is or may become bound to issue additional shares of its capital stock or securities convertible into or exchangeable for such shares to any Person other than Borrower, except that in the event Borrower elects to proceed with the second closing specified in that certain Agreement dated November 7, 1994, as amended, between Borrower and John Renton Young et. al, Borrower will be obligated to cause CEI to issue
                      --  --
to the successor in interest to John Renton Young (who is deceased) not more than 66,666 shares of the common stock of CEI, which shares at the option of such successor in interest to John Renton Young will be exchangeable at or after such second closing for an equal number of shares of the common stock of Borrower. All of such shares so owned by any Credit Party are owned by such Credit Party free and clear of any Liens.

     6.12  NO JUDGMENTS OR LITIGATION.  No judgments, orders, writs or decrees
           --------------------------
are outstanding against any Credit Party or any Subsidiary of any Credit Party, nor, to any Credit Party's knowledge, is there now any pending or threatened litigation, contested claim, investigation, arbitration, or governmental proceeding by or against any Credit Party or any Subsidiary of any Credit Party other than (i) as set forth on SCHEDULE B, PART 6.12, or (ii) with respect to matters arising after the Closing Date, that singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     6.13 NO DEFAULTS.  Neither Borrower nor any of its Subsidiaries is in
          -----------
default under any term of any other indenture, contract, lease, agreement, instrument or commitment to which any of them is a party or by which any of them is bound, the default under which, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No Credit Party knows of any dispute regarding any such indenture, contract, lease, agreement, instrument or other commitment.

     6.14 LABOR MATTERS.  SCHEDULE B, PART 6.14 accurately sets forth all labor
          -------------
union contracts to which Borrower or any of its Subsidiaries is a party as of the Closing Date (including their dates of expiration). There are no existing strikes or, to the knowledge of Borrower, threatened strikes, lockouts or other disputes relating to any collective bargaining or similar agreement to which Borrower or any of its Subsidiaries is a party that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect.

     6.15 COMPLIANCE WITH LAW.  Neither Borrower nor any of its Subsidiaries has
          -------------------
violated or failed to comply with any Requirements of Law the violation of which reasonably could be expected to have a Material Adverse Effect.

     6.16 ERISA.  Neither Borrower nor any of its Subsidiaries nor any ERISA
          -----
Affiliate maintains or contributes to any Plan other than those listed on SCHEDULE B, PART 6.16. Each Plan has been and is maintained and funded in accordance with its terms and in compliance with all applicable provisions of ERISA and the Internal Revenue Code. Borrower, each of its Subsidiaries and each ERISA Affiliate has fulfilled all contribution obligations for each Plan (including obligations related to the minimum funding standards of ERISA and the Internal Revenue Code). No Termination Event has occurred nor has any other event occurred that may result in a Termination Event. Neither Borrower, nor any of its Subsidiaries nor any ERISA Affiliate, and no fiduciary of any Plan, is subject to any direct or indirect liability with respect to any Plan under any Requirement of Law or agreement. Neither Borrower, nor any of its Subsidiaries nor any ERISA Affiliate, is required to provide security to any Plan under Section 401(a)(29) of the Internal Revenue Code.

     6.17 COMPLIANCE WITH ENVIRONMENTAL LAWS.  Except as disclosed on SCHEDULE
          ----------------------------------
B, PART 6.17 or, with respect to matters arising after the Closing Date, as could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect, (I) the operations of Borrower and each of its Subsidiaries comply with all applicable federal, state and local environmental, health and safety statutes, regulations, directions, ordinances, criteria and guidelines;
(II) no Credit Party has received notice that any of the operations of Borrower or any of its Subsidiaries is the subject of any judicial or administrative proceeding alleging the violation of any federal, state or local environmental, health or safety statute, regulation, direction, ordinance, criteria or guideline; (iii) none of the operations of Borrower or any of its Subsidiaries is the subject of any federal or state investigation evaluating whether Borrower or any of its Subsidiaries disposed of any hazardous or toxic waste, substance or constituent or other substance at any site that may require remedial action, or any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent or other substance into the environment; (iv) neither Borrower nor any of its Subsidiaries has filed any notice under any federal or state law indicating past or present treatment, storage or disposal of a hazardous or toxic waste, substance or constituent or reporting a spill or release of a hazardous or toxic waste, substance or constituent or other substance into the environment; and (v) neither Borrower nor any of its Subsidiaries has any contingent liability of which Borrower or such Subsidiary has knowledge, or reasonably should have knowledge, in connection with any release or potential release of any hazardous or toxic waste, substance or constituent or other substance into the environment, nor has Borrower or any of its Subsidiaries received any notice, letter or other indication of potential liability arising from the disposal of any hazardous or toxic waste, substance or constituent or other substance into the environment.

     6.18 INTELLECTUAL PROPERTY.  Borrower and each of its Subsidiaries
          ---------------------
possesses such assets, licenses, patents, patent applications, copyrights, service marks, trademarks and trade names as are necessary or advisable to continue to conduct their respective present business activities, except for those the absence of which could not reasonably be expected to have a Material Adverse Effect.

     6.19 LICENSES AND PERMITS.  Borrower and each of its Subsidiaries has
          --------------------
obtained and holds in full force and effect, all franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary or advisable for the operation of its business as presently conducted, except for those the absence of which could not reasonably be expected to have a Material Adverse Effect.

     6.20 TAXES AND TAX RETURNS.
          ---------------------

          (A) Except as set forth on SCHEDULE B, PART 6.20, all income tax returns required to be filed by Borrower and each of its Subsidiaries have been timely filed after giving effect to any legally permitted extensions. The information filed is complete and accurate in all material respects. All deductions taken in such income tax returns are appropriate and in accordance with applicable laws and regulations, except deductions that may have been disallowed but are being challenged in good faith and for which adequate reserves have been made in accordance with GAAP.

          (B) All taxes, assessments, fees and other governmental charges for periods beginning prior to the date hereof, other than such taxes, assessments, fees and other governmental charges that are not yet due and payable, have been timely paid and to the knowledge of Borrower neither Borrower nor any of its Subsidiaries has any liability for taxes in excess of the amounts so paid or reserves so established.

          (C) Except as set forth in SCHEDULE B, PART 6.20, no material deficiencies for taxes have been claimed, proposed or assessed by any taxing or other Governmental

     Authority against Borrower or any of its Subsidiaries and no tax liens have been filed. Except as set forth in SCHEDULE B, PART 6.20, to the knowledge of Borrower there are no pending or threatened audits, investigations or claims for or relating to any liability for taxes and there are no matters under discussion with any Governmental Authority which could reasonably be expected to result in a material additional liability for taxes. As of the Closing Date, either the federal income tax returns of each Credit Party have been audited by the Internal Revenue Service and such audits have been closed, or the period during which any assessments may be made by the Internal Revenue Service has expired without waiver or extension for all years up to and including the fiscal year of the Credit Parties ended December 31, 1993. Except as set forth in SCHEDULE B, PART 6.20, as of the Closing Date, no extension of a statute of limitations relating to taxes, assessments, fees or other governmental charges is in effect with respect to Borrower or any of its Subsidiaries.

          (D) Except as set forth on SCHEDULE B, PART 6.20, neither Borrower nor any of its Subsidiaries has any obligation under any written tax sharing agreement or agreement regarding payments in lieu of taxes.

     6.21 MATERIAL CONTRACTS.  SCHEDULE B, PART 6.21, contains a true, correct
          ------------------
and complete list of all the Material Contracts in effect on the Closing Date. Except as described on SCHEDULE B, PART 6.21, no Material Contract contains any unduly burdensome restrictions on Borrower or any of its Subsidiaries or any of their respective properties that could prevent in any material respect Borrower or such Subsidiary from conducting its business as conducted on the Closing Date. As of the Closing Date, all of the Material Contracts are in full force and effect, and no defaults currently exist thereunder by Borrower or any of its Subsidiaries that is a party thereto, or to the knowledge of Borrower, any other party thereto, the effect of which defaults could reasonably be expected to have a Material Adverse Effect.

     6.22 ACCURACY AND COMPLETENESS OF INFORMATION.  All factual information
          ----------------------------------------
furnished by or on behalf of Borrower or any of its Subsidiaries in writing to Agent or any Lender for purposes of or in connection with this Credit Agreement or any Credit Documents, or any transaction contemplated hereby or thereby, is or will be true and accurate in all material respects on the date as of which such information is dated or certified and, taken as a whole, is not incomplete by omitting to state any material fact necessary to make such information not misleading at such time.

     6.23 NO CHANGE.  Since December 31, 1996, no event has occurred which has
          ---------
had or could reasonably be expected to have a Material Adverse Effect.


                       ARTICLE 7.  AFFIRMATIVE COVENANTS.
                                   ---------------------

     Until termination of this Credit Agreement and payment and satisfaction of all Obligations due hereunder:

     7.1  FINANCIAL REPORTING.  Borrower shall timely deliver to each Lender the
          -------------------
following information:

          (A) ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than 90 days after each fiscal year end: (I) the annual audited consolidated, and unaudited consolidating, Financial Statements of the Consolidated Entity; (II) a comparison in reasonable detail to the prior year annual audited and unaudited Financial Statements; (III) the Auditors' unqualified opinion, "Management Letter" (if any) and statement indicating whether the Auditors have obtained knowledge of the existence of any Default or Event of Default during their audit; (IV) a narrative discussion of the consolidated financial condition and results of operations and the consolidated liquidity and capital resources of the Consolidated Entity for such fiscal year, prepared by the chief financial officer of Borrower; and
     (V) a compliance certificate substantially in the form of EXHIBIT H with an attached schedule of calculations demonstrating compliance with the financial covenants set forth in SECTIONS 8.1 through 8.7.

          (B) ANNUAL PROJECTIONS. Not later than 45 days after each fiscal year end, beginning with the fiscal year ended December 31, 1997, an annual projection of the financial condition and results of operations of the Consolidated Entity for the succeeding fiscal year, in each case containing projected consolidating balance sheets, statements of operations, statements of cash flows and statements of changes in shareholders equity.

          (C) QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than 45 days after each end of each of the first three fiscal quarters, and 90 days after the end of the last fiscal quarter: (I) Financial Statements of the Consolidated Entity as of the fiscal quarter then ended, and for the fiscal year to date; (II) a comparison in reasonable detail to the Financial Statements for the corresponding periods of the prior fiscal year; (III) the certification of the chief executive officer or chief financial officer of Borrower that such Financial Statements have been prepared in accordance with GAAP (subject to year-end audit adjustments); (IV) a narrative discussion of the consolidated financial condition and results of operations and the consolidated liquidity and capital resources of the Consolidated Entity for such fiscal quarter and fiscal year to date, prepared by the chief financial officer of Borrower; and (V) a compliance certificate substantially in the form of EXHIBIT H with an attached schedule of calculations demonstrating compliance with the financial covenants set forth in SECTIONS 8.1 through 8.7.

          (D) PUBLIC REPORTING. Promptly upon their becoming available, copies of all regular and periodic reports, proxy statements and other materials, if any, filed by Borrower with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of such Commission, or with any national securities exchange, or distributed to the stockholders of Borrower.

     7.2  COLLATERAL REPORTING.  Borrower shall timely deliver or cause to be
          --------------------
delivered to Agent the following certificates and reports:

          (A) QUARTERLY BORROWING BASE CERTIFICATES. As soon as available, but not later than 45 days after the end of each fiscal quarter, and at any other time reasonably requested by Agent, a Borrowing Base Certificate, which shall be: (I) substantially in the form of EXHIBIT A, detailing the Eligible Accounts Receivable and Eligible Inventory, in each case of each Credit Party, as of the last day of the immediately preceding quarter, or as of such other date as Agent may request; and (II) prepared by or under the supervision of the chief executive officer or chief financial officers of each Credit Party and certified by such officer subject only to adjustment upon completion of the normal annual audit of physical inventory. Each Borrowing Base Certificate shall have attached to it such additional schedules and other information as Agent may reasonably request, including, without limitation, an aging of Accounts.

          (B) FURTHER ASSURANCES. When requested by Agent, any further information regarding the Collateral, business affairs and financial condition of Borrower, any other Credit Party or any Subsidiary of any Credit Party which may be developed or obtained without unreasonable effort or expense.

     7.3  NOTIFICATION REQUIREMENTS.  Borrower shall timely give to Agent and
          -------------------------
each of the Lenders the following notices:

          (A) NOTICE OF DEFAULTS. Promptly, and in any event within two (2) Business Days after becoming aware of the occurrence of a Default or Event of Default, a certificate of the chief executive officer or chief financial officer of Borrower specifying the nature thereof and the proposed response of the Credit Parties with respect thereto, each in reasonable detail.

          (B) PROCEEDINGS OR ADVERSE CHANGES. Promptly, and in any event within five (5) Business Days after any Credit Party becomes aware of (I) any proceedings being instituted or threatened to be instituted by or against such Credit Party or any of its Subsidiaries in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect, (II) any order, judgment or decree in excess of $250,000 being entered against such Credit Party or any of its Subsidiaries or any of their respective properties or assets or (III) any actual or prospective change, development or event which has had or could reasonably be expected to have a Material Adverse Effect, a written statement describing such proceeding, order, judgment, decree, change, development or event and any action being taken with respect thereto by such Credit Party or such Subsidiary.

          (C) ERISA NOTICES. (I) Promptly, and in any event within ten (10) Business Days after Borrower, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of the chief financial officer of Borrower describing such Termination Event and any action that is being taken with respect thereto by Borrower, such Subsidiary or such ERISA Affiliate, and any action taken or threatened by the Internal Revenue Service, Department of Labor or Pension Benefit Guaranty Corporation. Borrower, each Subsidiary of Borrower and each ERISA Affiliate shall be deemed to know all facts known by the administrator of any Benefit Plan of which it is the plan sponsor; (II) promptly, and in any event within three (3) Business Days after the filing thereof with the Internal Revenue Service, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by Borrower, any Subsidiary of Borrower or any ERISA

     Affiliate with respect to such request; and (III) promptly, and in any event within three (3) Business Days after receipt by Borrower, any Subsidiary of Borrower or any ERISA Affiliate, of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice.

          (D) ENVIRONMENTAL AND HEALTH AND SAFETY NOTICES. Promptly, and in any event within ten (10) Business Days after receipt by any Credit Party or any Subsidiary of any Credit Party of any notice, complaint or order alleging any actual or prospective material violation of any environmental, health or safety Requirement of Law or alleging responsibility for costs of a cleanup, together with a copy of such notice, complaint, or order and a written statement describing any action being taken with respect thereto by such Credit Party or Subsidiary.

          (E) MATERIAL CONTRACTS. Promptly, and in any event within ten (10) Business Days after any Material Contract of any Credit Party or any Subsidiary of any Credit Party is terminated or amended or any new Material Contract is entered into, a written statement describing such event, with copies of amendments or new contracts, and an explanation of any actions being taken with respect thereto.

          (F) COLLATERAL MATTERS. At least thirty (30) Business Days prior written notice to Agent of any additional location of any Collateral of any Credit Party (other than Proprietary Gaming Equipment, vehicles and inventory in transit) or in the location of the chief executive office or places of business of any Credit Party or any Subsidiary of any Credit Party from the respective locations specified in SCHEDULE B, PART 6.10. At least twenty (20) Business Days prior to any such change, Borrower shall cause to be executed and delivered to Agent any financing statements or other lien perfection documents reasonably required by Agent, all in form and substance reasonably satisfactory to Agent.

     7.4  CORPORATE EXISTENCE.  Borrower shall, and shall cause each of its
          -------------------
Subsidiaries to, (I) maintain its corporate existence (except that Subsidiaries of Borrower may merge with each other and with Borrower and that Borrower may liquidate or dissolve Games of Nevada, Inc., a Nevada corporation, and Mikohn International, Inc., a Nevada corporation, PROVIDED, THAT Agent receives five
(5) Business Days prior written notice thereof), (II) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks and qualifications to do business, and all patents, contracts and other similar rights necessary or advisable for the profitable conduct of their businesses, the loss of which could reasonably be expected to have a Material Adverse Effect, (III) continue in, and limit their operations to, the same general lines of business as presently conducted by them and (IV) maintain all material terms and provisions of its corporate charter and bylaws in the form in effect on the Closing Date.

     7.5  BOOKS AND RECORDS; INSPECTIONS.  Borrower agrees to maintain, and to
          ------------------------------
cause each of its Subsidiaries to maintain, books and records pertaining to the Collateral in such detail, form and scope as is consistent with good business practice. Borrower agrees that Agent, or its agents, may enter upon the premises of Borrower or any of its Subsidiaries at any time and from time to time, during normal business hours and upon reasonable notice under the circumstances, and at any time at all upon the occurrence and during the continuance of an Event of Default, for the purposes of (I) inspecting and verifying the Collateral, (II) inspecting and/or copying (at the expense of Borrower) any and all records pertaining thereto, and (III) discussing the affairs, finances and business of Borrower and its Subsidiaries with the Auditors or any officers, employees and directors of Borrower or its Subsidiaries.

     7.6  INSURANCE.  Borrower agrees to maintain, and to cause each of its
          ---------
Subsidiaries to maintain, public liability insurance, fire and extended coverage insurance and replacement value insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to Agent in its commercially reasonable judgment. All policies covering the Collateral are to name Agent as an additional insured and/or the loss payee in case of loss, and are to contain such other provisions as Agent may reasonably require to fully protect Agent's interest in the Collateral and to any payments to be made under such policies.

     7.7  TAXES.  Borrower agrees to pay, when due, and to cause each of its
          -----
Subsidiaries to pay when due, all taxes lawfully levied or assessed against Borrower, such Subsidiary or any of the Collateral before any penalty or interest accrues thereon; PROVIDED, THAT, unless such taxes have become a federal tax or ERISA Lien on any of the assets of such Credit Party or such Subsidiary, no such tax need be paid if the same is being contested, in good faith, by appropriate proceedings promptly instituted and diligently conducted and if an adequate reserve or other appropriate provision shall have been made therefor as required in order to be in conformity with GAAP.

     7.8  COMPLIANCE WITH LAWS.  Borrower agrees to comply, and to cause each of
          --------------------
its Subsidiaries to comply, in all respects with all Requirements of Law applicable to the Collateral or any part thereof, or to the operation of its business or its assets generally, unless Borrower or such Subsidiary contests any such Requirements of Law in a reasonable manner and in good faith or the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

     7.9  USE OF PROCEEDS.  Borrower shall use the proceeds of Term Loan A and
          ---------------
Term Loan B to repay all Indebtedness of the Credit Parties not permitted to exist under this Credit Agreement, to pay the costs and expenses of the transactions contemplated by this Credit Agreement, including without limitation the Fees and Expenses payable pursuant to ARTICLE 2 hereof, and any remainder for working capital and other general corporate purposes. The proceeds of Revolving Loans and other extensions of credit made hereunder shall be used by Borrower solely for ongoing working capital requirements and other general corporate purposes. Borrower shall not use, or permit any of its Subsidiaries to use, any portion of the proceeds of any Revolving Loans for the purpose of purchasing or carrying any "margin stock" (as defined in Regulation G) in any manner which violates the provisions of Regulation G or X or of the terms and conditions of this Credit Agreement or any other Credit Document. Borrower has not utilized the services of any broker/dealer in violation of Regulation T.

     7.10 FISCAL YEAR.  Borrower agrees to maintain, and to cause each of its
          -----------
Subsidiaries to maintain, its fiscal year as a year ending December 31st.

     7.11  MAINTENANCE OF PROPERTY.  Borrower agrees to keep, and to cause each
           -----------------------
of its Subsidiaries to keep, all property useful and necessary to their respective businesses in good working order and condition (ordinary wear and tear excepted) in accordance with their past operating practices and not to commit or suffer any waste with respect to any of their properties.

     7.12 ERISA DOCUMENTS.  Borrower will cause to be delivered to Agent, upon
          ---------------
Agent's request, each of the following: (I) a copy of each Plan (or, where any such plan is not in writing, complete description thereof) (and if applicable, related trust agreements or other funding instruments) and all amendments thereto, all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of Borrower or any of its Subsidiaries; (II) the most recent determination letter issued by the Internal Revenue Service with respect to each Benefit Plan; (III) for the three most recent plan years, Annual Reports on Form 5500 Series required to be filed with any governmental agency for each Benefit Plan; (IV) all actuarial reports prepared for the last three plan years for each Benefit Plan; (V) a listing of all Multiemployer Plans, with the aggregate amount of the most recent annual contributions required to be made by Borrower or any ERISA Affiliate to each such plan and copies of the collective bargaining agreements requiring such contributions; (VI) any information that has been provided to Borrower or any ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan; and
(VII) the aggregate amount of the most recent annual payments made to former employees of Borrower or any ERISA Affiliate under any Retiree Health Plan.

     7.13 ENVIRONMENTAL AND OTHER MATTERS.
          -------------------------------

          (A) Borrower shall, and shall cause each of its Subsidiaries to, conduct their businesses so as to comply in all respects with all environmental, land use, occupational, safety or health laws, regulations, directions, ordinances, criteria and guidelines in all jurisdictions in which any of them is or may at any time be doing business, except to the extent that the failure to so comply reasonably could be expected to have a Material Adverse Effect or to the extent that Borrower or such Subsidiary is contesting, in good faith by appropriate legal proceedings, any such law, regulation, direction, ordinance, criteria, guideline, or interpretation thereof or application thereof; PROVIDED, THAT Borrower and each of its Subsidiaries shall comply with the order of any court or other Governmental Authority relating to such laws unless Borrower or such Subsidiary shall currently be prosecuting an appeal or proceedings for review and shall have secured a stay of enforcement or execution or other arrangement postponing enforcement or execution pending such appeal or proceedings for review.

          (B) If Agent reasonably believes, or the Majority Lenders reasonably believe, that the facts or circumstances evidence or suggest that Borrower or any Subsidiary of Borrower is in material non-compliance with any environmental law and that such non-compliance could reasonably be expected to have a Material Adverse Effect, then at the written request of Agent or the Majority Lenders, which request shall specify in reasonable detail the basis therefor, at any time and from time to time, Borrower will provide at its sole cost and expense a Phase I or Phase II environmental site assessment report or update report concerning the site owned, operated or leased by Borrower or such Subsidiary in respect of which such material non-compliance is believed to have occurred and be continuing, such report to be prepared by an environmental consulting firm approved by Agent and the Majority Lenders, indicating the presence, release or absence of hazardous materials on or from such site and the potential cost of any removal, remedial or corrective action in connection with any such hazardous materials on such site.

     7.14 FURTHER ACTIONS.  Borrower shall take, and shall cause each of its
          ---------------
Subsidiaries to take, all such further actions and execute all such further documents and instruments as Agent may at any time determine in its reasonable judgment to be necessary or desirable to further carry out and consummate the transactions contemplated by the Credit Documents, to cause the execution, delivery and performance of the Credit Documents to be duly authorized and to perfect or protect the Liens (and the priority status thereof) of Agent on the Collateral (subject to Permitted Liens).


                        ARTICLE 8.  NEGATIVE COVENANTS.
                                    ------------------

     Until termination of this Credit Agreement and payment and satisfaction of all Obligations due hereunder, Borrower shall comply with, and, where required, shall cause each of its Subsidiaries to comply with, the following covenants:

     8.1  MINIMUM NET WORTH.  Borrower shall not permit Net Worth (excluding the
          -----------------
effect of foreign currency adjustments) on the last day of each quarter set forth below to be less than the amount set forth below opposite such day:


                                                      Minimum
              Quarter Ending                         Net Worth
            --------------------                  ----------------
            December 31, 1997                        $47,500,000

            March 31, 1998                           $47,600,000
            June 30, 1998                            $48,000,000
            September 30, 1998                       $48,200,000
            December 31, 1998                        $48,900,000

            March 31, 1999                           $49,300,000
            June 30, 1999                            $49,800,000
            September 30, 1999                       $50,300,000
            December 31, 1999                        $51,200,000

            March 31, 2000                           $51,600,000
            June 30, 2000                            $52,400,000
            September 30, 2000                       $53,000,000
            December 31, 2000                        $54,200,000

            March 31, 2001                           $54,700,000
            June 30, 2001                            $55,700,000
            September 30, 2001                       $56,500,000

            December 31, 2001                        $57,900,000

            March 31, 2002                           $58,600,000
            June 30, 2002                            $59,900,000
            September 30, 2002                       $60,800,000
            December 31, 2002                        $62,400,000

            Last Day of Each
            Quarter Thereafter                       $63,400,000

     8.2  MINIMUM CURRENT RATIO.  Borrower shall not permit the Current Ratio
          ---------------------
on the last day of any quarter to be less than 2.50 to 1.00.

     8.3  MAXIMUM RATIO OF TOTAL DEBT TO EBITDA.  Borrower shall not permit
          -------------------------------------
the ratio of the Indebtedness of the Consolidated Entity as of the last day of each quarter during each period set forth below to EBITDA for the twelve month period ending on such last day to be greater than the amount set forth below opposite such period:

                                                        Maximum
         Period                                          Ratio
         ------                                      -------------
         Closing Date - December 31, 1997            3.80 to 1.00
         January 1, 1998 - December 31, 1998         3.50 to 1.00
         January 1, 1999 - December 31, 1999         3.25 to 1.00
         January 1, 2000 - December 31, 2000         3.00 to 1.00
         January 1, 2001 - December 31, 2001         2.75 to 1.00
         January 1, 2002 - September 30, 2004        2.50 to 1.00

     8.4  MINIMUM EBITDA.  Borrower shall not permit EBITDA for the twelve month
          --------------
period ending on the last day of each quarter set forth below (or in the case of twelve month periods ending on or before September 30, 1998, for the period from the Closing Date to the end of such period, treated as a single accounting period) to be less than the amount set forth below opposite such day:

                                             Minimum
        Quarter Ending                        EBITDA
        --------------                     -----------
        December 31, 1997                  $ 9,000,000

        March 31, 1998                     $ 9,250,000
        June 30, 1998                      $ 9,500,000
        September 30, 1998                 $ 9,750,000
        December 31, 1998                  $10,000,000

        March 31, 1999                     $10,250,000
        June 30, 1999                      $10,500,000
        September 30, 1999                 $10,750,000

        December 31, 1999                  $11,000,000

        March 31, 2000                     $11,250,000
        June 30, 2000                      $11,500,000
        September 30, 2000                 $11,750,000
        December 31, 2000                  $12,000,000

        March 31, 2001                     $12,250,000
        June 30, 2001                      $12,500,000
        September 30, 2001                 $12,750,000
        December 31, 2001                  $13,000,000

        March 31, 2002                     $13,250,000
        June 30, 2002                      $13,500,000
        September 30, 2002                 $13,750,000
        December 31, 2002                  $14,000,000

        Last Day of Each
        Quarter Thereafter                 $14,000,000

     8.5  MINIMUM RATIO OF EBITDA TO INTEREST EXPENSE.  Borrower shall not
          -------------------------------------------
permit the ratio of EBITDA for the twelve month period ending on the last day of each quarter during each period set forth below (or in the case of twelve month periods ending on or before September 30, 1998, for the period from the Closing Date to the end of such period, treated as a single accounting period) to Interest Expense for such twelve month period (or in the case of twelve month periods ending on or before September 30, 1998, for the period from the Closing Date to the end of such period, treated as a single accounting period) to be less than the amount set forth below opposite such period:


                                                    Minimum
         Period                                      Ratio
         ------                                   ------------
         Closing Date - December 31, 1998         3.00 to 1.00
         January 1, 1999 - December 31, 1999      3.25 to 1.00
         January 1, 2000 - December 31, 2000      3.50 to 1.00
         January 1, 2001 - December 31, 2001      3.75 to 1.00
         January 1, 2002 - September 30, 2004     4.00 to 1.00

     8.6  MINIMUM FIXED CHARGE COVERAGE RATIO.  Borrower shall not permit the
          -----------------------------------
Fixed Charge Coverage Ratio for the twelve month period ending on the last day of each quarter during each period set forth below (or in the case of twelve month periods ending on or before September 30, 1998, for the period from the Closing Date to the end of such period, treated as a single accounting period) to be less than the amount set forth below opposite such period:

                                                    Minimum
         Period                                      Ratio
         ------                                   ------------

         Closing Date - June 30, 1998             1.00 to 1.00
         July 1, 1998 - December 31, 1999         1.25 to 1.00
         January 1, 2000 - December 31, 2001      1.50 to 1.00
         January 1, 2002 - September 30, 2004     1.00 to 1.00

     8.7  CAPITAL EXPENDITURES.  Borrower shall not, and shall not permit any of
          --------------------
its Subsidiaries to, make any Capital Expenditures during the fiscal year of the Consolidated Entity ending December 31, 1997 in excess of $2,000,000, or during any other fiscal year of the Consolidated Entity in excess of $4,000,000 plus 50% of the remainder, if any, of (A) the aggregate amount of all Capital Expenditures permitted under this SECTION 8.7 for the preceding fiscal year of the Consolidated Entity MINUS (B) the aggregate amount of all Capital Expenditures of the Consolidated Entity actually made during such preceding fiscal year.

     8.8  ADDITIONAL INDEBTEDNESS.  Borrower shall not, and shall not permit any
          -----------------------
of its Subsidiaries to, directly or indirectly incur, create, assume or suffer to exist any Indebtedness other than:

          (A) Indebtedness under the Credit Documents;

          (B) Indebtedness in the ordinary course of business under Interest Rate Agreements, in each case in form and substance satisfactory to Agent;

          (C) Indebtedness of any Subsidiary of Borrower to a Credit Party or any Subsidiary of a Credit Party;

          (D) Indebtedness described on SCHEDULE B, PART 8.8 and any refinancing of such Indebtedness, so long as the aggregate principal amount of the Indebtedness so refinanced shall not be increased, nor the maturity of such principal amount reduced, and the refinancing shall be on terms and conditions no more restrictive than the terms and conditions of the Indebtedness to be refinanced;

          (E) Indebtedness, other than the Obligations and Indebtedness described on SCHEDULE B, PART 8.8, incurred to purchase tangible personal property or Indebtedness incurred to lease tangible personal property pursuant to capital leases, in an aggregate amount not in excess of $3,000,000 in any fiscal year of the Consolidated Entity, so long as (I) such Indebtedness is on customary terms and conditions, (II) each Lien ("PURCHASE MONEY LIEN") granted to secure such Indebtedness shall attach only to the property to be acquired or leased, (III) a description shall have been furnished to Agent for any item of equipment for which the purchase price or fair market value is greater than $500,000 and (IV) the Indebtedness incurred shall not exceed one hundred percent (100%) of the lesser of the fair market value or the purchase price of the item or items of equipment purchased or leased;

          (F) Indebtedness incurred by any Foreign Subsidiary and each other Subsidiary of Borrower hereafter incorporated or formed under the laws of any foreign jurisdiction under one or more credit facilities in an aggregate maximum amount not in excess of (I)

     $12,000,000 for all such credit facilities and (II) $2,000,000 for any such Subsidiary, which may be secured by a Lien ("FOREIGN LIEN") on the assets of such Subsidiary;

          (G) provided the Principal Balance of the Revolving Loans is at least $5,000,000 and is not repaid from the proceeds of such Indebtedness, Indebtedness up to $5,000,000 in the aggregate for Borrower and its Subsidiaries outstanding at any one time to a casino or other customer of Borrower or any of its Subsidiaries in order to finance the development of Proprietary Gaming Equipment for such casino or other customer, which Indebtedness may be secured only by a Lien (a "PGE LIEN") on such Proprietary Gaming Equipment and related Intangible Assets upon which such Proprietary Gaming Equipment is based;

          (H) Indebtedness in an aggregate amount not to exceed $2,500,000 incurred by Borrower and secured only by a Lien (the "JRY MORTGAGE LIEN") on the JRY Property, provided such Indebtedness is repaid in full concurrently with any sale of the JRY Property;

          (I) Indebtedness in an aggregate amount not to exceed $2,500,000 incurred by Borrower and secured only by a Lien (the "JRY REPLACEMENT MORTGAGE LIEN") on the JRY Replacement Property, provided such Indebtedness
     (I) is repaid in full concurrently with any sale of the JRY Replacement Property and (II) is not outstanding at the same time as any Indebtedness permitted under CLAUSE (H) above is outstanding for more than eighteen months;

          (J) Indebtedness in an aggregate amount not to exceed $1,000,000 incurred by Borrower and secured only by a Lien (the "GULFPORT REPLACEMENT MORTGAGE LIEN") on the Gulfport Replacement Property, provided such Indebtedness is repaid in full concurrently with any sale of the Gulfport Replacement Property; and

          (K) other unsecured Indebtedness in an aggregate amount not in excess of $5,000,000, provided that no Default or Event of Default exists at the time such Indebtedness is incurred or would be created by the incurrence of such Indebtedness.

     8.9  LIENS.  Borrower shall not, and shall not permit any of its
          -----
Subsidiaries to, directly or indirectly create, incur, assume, or suffer to exist any Lien on any of its property now owned or hereafter acquired except:

          (A) Liens granted to Agent under the Credit Documents;

          (B) Liens listed on SCHEDULE B, PART 8.9;

          (C) Purchase Money Liens, Foreign Liens, any PGE Lien, the JRY Mortgage Lien, the JRY Replacement Mortgage Lien and the Gulfport Replacement Mortgage Lien, to the extent permitted under SECTION 8.8;

          (D) Liens of warehousemen, mechanics, materialmen, workers, repairmen, common carriers, or landlords, liens for taxes, assessments or other governmental charges, and other similar Liens arising by operation of law, in each case for amounts that are not yet due and payable or that are being diligently contested in good faith by Borrower or a Subsidiary of Borrower, so long as Agent has been notified thereof and adequate reserves are maintained by such Person for their payment in accordance with GAAP;

          (E) Attachment or judgment Liens not to exceed an aggregate of $250,000 for the Consolidated Entity, excluding amounts (I) bonded to the reasonable satisfaction of Agent or (II) covered by insurance to the reasonable satisfaction of Agent;

          (F) Deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, under unemployment insurance, or to secure public or statutory obligations not to exceed an aggregate of $100,000 for the Consolidated Entity;

          (G) Deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business not to exceed an aggregate of $100,000 for the Consolidated Entity;

          (H) Easements, rights-of-way, restrictions and other similar encumbrances on title to, or restrictions on the use of, real property, which, in the aggregate, do not materially detract from the value of the item of property subject thereto or materially interfere with the ordinary conduct of the business of Borrower or any of its Subsidiaries; and

          (I) Extensions and renewals of any of the foregoing so long as the aggregate amount of extended or renewed Liens are not increased, nor the maturity of the Indebtedness secured thereby reduced, and are on terms and conditions not materially more restrictive than the terms and conditions of the Liens extended or renewed.

     8.10 CONTINGENT OBLIGATIONS.  Borrower shall not, and shall not permit any
          ----------------------
of its Subsidiaries to, directly or indirectly incur, assume, or suffer to exist any Contingent Obligation, excluding Contingent Obligations for Indebtedness permitted to be incurred under SECTION 8.8, and Investments permitted under
SECTION 8.12.

     8.11 SALE OF ASSETS.  Borrower shall not, and shall not permit any of its
          --------------
Subsidiaries to, directly or indirectly, sell, lease, assign, transfer or otherwise dispose of any assets other than (A) Inventory in the ordinary course of business and Proprietary Gaming Equipment; (B) obsolete or worn out property disposed of in the ordinary course of business; (C) the sale of the JRY Property for cash consideration not less than that portion of the Indebtedness secured by any JRY Mortgage Lien not assumed by the buyer thereof provided that at the time of such sale Borrower is released from any and all liability in connection with such assumed Indebtedness; (D) the Gulfport Property and (E) dispositions of assets not otherwise permitted under this SECTION 8.11, PROVIDED, THAT (I) such dispositions are for fair value, (II) at least 85% of the aggregate consideration is paid in cash and/or the assumption by the buyer of Indebtedness of

Borrower at the time of disposition PROVIDED that at the time of disposition Borrower is released from any and all liability in connection with any such assumed Indebtedness, (III) the aggregate consideration for all such dispositions does not exceed $2,000,000 in the aggregate for any fiscal year and
(IV) Borrower complies with the provisions of SECTION 2.8.4.

     8.12 RESTRICTED PAYMENTS.  Borrower shall not, and shall not permit any of
          -------------------
its Subsidiaries to, directly or indirectly, (A) declare or pay any dividend (other than dividends payable solely in capital stock of such Person) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of such Person or any warrants, options or rights to purchase any such capital stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of such Person or any of its Subsidiaries; (B) make any optional payment or optional prepayment on or optional redemption (including, without limitation, by making payments to a sinking or analogous fund) or optional repurchase of any Indebtedness (other than Indebtedness pursuant to this Credit Agreement); or (C) make any Investment in any Person, whether in cash, securities, or other property of any kind including, without limitation, any Subsidiary or Affiliate of Borrower, other than Permitted Investments; PROVIDED, THAT, notwithstanding the foregoing (I) any Subsidiary of Borrower may make payments on account of Indebtedness owing to Borrower or any Subsidiary of Borrower, (II) any Subsidiary of Borrower may declare and pay dividends to Borrower or distribute assets to Borrower as a result of a dissolution of such Subsidiary permitted under this Credit Agreement and (III) provided no Default or Event of Default then exists or would be created by the payment of any such dividend or the making of any such Investment, Borrower may declare and pay dividends on and repurchase its capital stock and may make Investments other than Permitted Investments (collectively, "RESTRICTED PAYMENTS") PROVIDED THAT prior to the repayment in full of the Obligations and the termination of the Commitments, the aggregate amount of all such Restricted Payments shall not exceed the sum of (A) the Net Cash Proceeds of any issuance of capital stock by Borrower not required to be used to prepay the Term Loans pursuant to SECTION 2.8.4(A) PLUS (B) the greater of (1) $4,000,000 or (2) the remainder of (X) the product of 0.50 MULTIPLIED BY the positive Net Income for the period commencing on the Closing Date through the date the proposed Restricted Payment is to be made MINUS (Y) the negative Net Income for the period commencing on the Closing Date through the date the proposed Restricted Payment is to be made.

     8.13 BANK ACCOUNTS.  Borrower shall not, and shall not permit any of its
          -------------
Subsidiaries other than any Foreign Subsidiary to, maintain any depositary, checking, investment or other account of any kind whatsoever with any financial institution unless such financial institution has entered into a bank agency agreement with Agent in form and substance satisfactory to Agent pursuant to which such financial institution agrees to act as Agent's pledgee-in-possession for purposes of perfection of Agent's security interest in such account, other than (A) petty cash accounts PROVIDED the aggregate amount of funds on deposit in each such petty cash account does not exceed $5,000 at any time and (B) payroll accounts, PROVIDED the aggregate amount of funds on deposit in each such payroll account at any time does not exceed the sum of all payroll and payroll taxes then payable (or to become payable on the next payroll payment date) by Borrower or one of its Subsidiaries (other than any Foreign Subsidiaries) on account of payroll obligations payable from such account.

     8.14 AFFILIATE TRANSACTIONS.  Borrower shall not, and shall not permit any
          ----------------------
of its Subsidiaries to, directly or indirectly, enter into any transaction with (including, without limitation, the purchase, sale or exchange of property or the rendering of any service to) any Subsidiary or Affiliate of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business, as the case may be, and upon fair and reasonable terms no less favorable in any material respect to Borrower or such Subsidiary than could be obtained in a comparable arm's-length transaction with an unaffiliated Person, except for transactions otherwise permitted under
SECTION 8.12.

     8.15 ADDITIONAL NEGATIVE PLEDGES.  Subject to Section 12.5, Borrower shall
          ---------------------------
not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, (A) any prohibition or restriction (including any agreement to provide equal and ratable security to any other Person in the event a Lien is granted to or for the benefit of Agent and the Lenders) on the creation or existence of any Lien upon the assets of Borrower or any of its Subsidiaries; or (B) any contractual obligation which may restrict or inhibit Agent's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

     8.16 ADDITIONAL SUBSIDIARIES.  Borrower shall not, and shall not permit any
          -----------------------
of its Subsidiaries to, directly or indirectly, form or acquire any new Subsidiaries, unless (A) Borrower pledges, or causes its applicable Subsidiary to pledge, all of the capital stock of each such new Subsidiary owned by Borrower or the applicable Subsidiary to Agent as security for the Obligations pursuant to a pledge agreement in form and substance satisfactory to Agent and
(B) each such new Subsidiary executes and delivers to Agent a joinder to the Guaranty and the Security Agreement in form and substance satisfactory to Agent and such other Collateral Documents and financing statements, in form and substance satisfactory to Agent, as Agent may require. In the event any Subsidiary of Borrower (other than Guarantors and the Foreign Subsidiaries) existing on the Closing Date begins to conduct business or acquires any assets with a fair market value in excess of $50,000, such Subsidiary shall be deemed a new Subsidiary of Borrower for purposes of the preceding sentence.



                  ARTICLE 9.  EVENTS OF DEFAULT AND REMEDIES.
                              ------------------------------

     9.1  EVENTS OF DEFAULT.  The occurrence of any of the following events
          -----------------
shall constitute an event of default (each an "EVENT OF DEFAULT") hereunder:

          (A) FAILURE TO PAY. Borrower shall fail to pay (I) the Principal Balance, or any installment thereof, or any Letter of Credit Obligations, when the same shall become due and payable, (II) any interest or fees due hereunder within 5 days of the date the same are due and payable or (III) any other Obligations due hereunder within 5 days after demand therefor by Agent or the Majority Lenders.

          (B) BREACH OF CERTAIN COVENANTS. Borrower shall fail to comply with any covenant contained in ARTICLE 7 or ARTICLE 8.

          (C) BREACH OF REPRESENTATION OR WARRANTY. Any representation or warranty made or deemed to be made by any Credit Party in this Credit Agreement or in any other Credit Document (and in any statement or certificate given under this Credit Agreement or any other Credit Document), shall be false or misleading in any material respect when made or deemed to be made.

          (D) BREACH OF OTHER COVENANTS. Any Credit Party shall fail to comply with any covenant contained in this Credit Agreement or any other Credit Document, other than as set forth in SECTION 9.1(B), and such failure shall continue for thirty (30) days after its occurrence.

          (E) DISSOLUTION. Any Credit Party shall dissolve, wind up or otherwise cease its business.

          (F) INSOLVENCY EVENT. Any Credit Party shall become the subject of an Insolvency Event.

          (G) CROSS DEFAULT. A default or event of default shall occur under any note, agreement or instrument evidencing any other Indebtedness of any Credit Party or any Subsidiary of any Credit Party, which default or event of default permits the acceleration of its maturity, PROVIDED THAT the aggregate principal amount of all such Indebtedness for which the default or event of default has occurred exceeds $1,000,000.

          (H) JUDGMENTS. The sum of all judgments, awards or decrees, or orders of attachment, garnishment or any other writ, entered against Borrower or any of its Subsidiaries exceeds $250,000 at any one time outstanding, excluding judgments, awards, decrees, orders or writs (I) for which there is full insurance and with respect to which the insurer has assumed responsibility in writing, (II) for which there is full indemnification (upon terms and by creditworthy indemnitors which are satisfactory to the Majority Lenders) or (III) which have been in force for less than the applicable period for filing an appeal so long as execution is not levied thereunder (or in respect of which Borrower shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution or appropriate appeal bond shall have been obtained pending such appeal or review).

          (I) ERISA. Except to the extent that any of the following is expressly permitted hereunder or does not give rise to the incurrence by Borrower, any of its Subsidiaries or any of ERISA Affiliate of any liability in excess of $250,000 (in the aggregate), or except to the extent any of the following is adequately reserved on the balance sheet of the Consolidated Entity or an ERISA Affiliate, the institution of any steps by Borrower or any other Person, including the PBGC, (I) to amend, modify or terminate a Benefit Plan or to enter into any new Benefit Plan or (II) to cause a complete or partial withdrawal from any Multiemployer Plan.

          (J) FAILURE OF ENFORCEABILITY OF CREDIT DOCUMENTS; SECURITY. Any covenant, agreement or obligation of any Credit Party contained in or evidenced by any of the Credit Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; any Credit Party shall deny or disaffirm its obligations under any of the Credit Documents or any Liens granted in connection therewith; or, any Liens granted on any of the Collateral shall be determined to be void, voidable, invalid or unperfected, are subordinated or not given the priority contemplated by this Credit Agreement.

     9.2  ACCELERATION AND TERMINATION OF COMMITMENTS.  Upon the occurrence and
          -------------------------------------------
during the continuance of any Event of Default, without prejudice to the rights of Agent or any Lender to enforce its claims against the Credit Parties:

          (A) ACCELERATION. Upon the written request of the Majority Lenders and by delivery of written notice to Borrower from Agent, all Obligations shall be immediately due and payable (except with respect to any Event of Default set forth in SECTION 9.1(F), in which case all Obligations shall automatically become immediately due and payable without the necessity of any request of the Majority Lenders or notice or other demand to Borrower or any other Credit Party) without presentment, demand, protest or any other action or obligation of Agent or any Lender.

          (B) TERMINATION OF COMMITMENTS. Upon the written request of the Majority Lenders, and by delivery of written notice to Borrower from Agent (except with respect to any Event of Default set forth in SECTION 9.1(F)), in which case all of the Commitments shall automatically and immediately terminate without the necessity of any request of the Majority Lenders or notice or other demand to Borrower or any other Credit Party) the Commitments shall be immediately terminated and, at all times thereafter, all Revolving Loans made by any Lender pursuant to this Credit Agreement shall be at such Lender's sole discretion, unless such Event of Default is waived in accordance with SECTION 11.11, in which case the Commitments shall be automatically reinstated.

     9.3  RESCISSION OF ACCELERATION.  After acceleration of the maturity of all
          --------------------------
or any part of the Obligations, if Borrower pays all accrued interest and all principal due (other than by reason of the acceleration) and all Events of Default are waived in accordance with SECTION 11.11, the Majority Lenders may elect in their sole discretion, to rescind the acceleration and return to Borrower any cash collateral, if any, deposited with Agent pursuant to SECTION 9.2(C). (This Section is intended only to bind all of the Lenders to a decision of the Majority Lenders and not to confer any right on Borrower, even if the described conditions for the Majority Lenders' election may be met.)

     9.4  REMEDIES.  Subject to Applicable Gaming Laws, upon the occurrence and
          --------
during the continuance of an Event of Default, upon the written request and at the direction of the Majority Lenders, Agent may exercise any rights and remedies available to it under applicable law (including under the Code) and under the Collateral Documents. The foregoing rights and remedies are not intended to be exhaustive and the full or partial exercise of any right or remedy shall not preclude the full or partial exercise of any other right or remedy available under this Credit Agreement, any other Credit Document, at equity or at law.

     9.5  RIGHT OF SETOFF.  In addition to and not in limitation of all rights
          ---------------
of offset that any Lender may have under applicable law, upon the occurrence and during the continuance of any Event of Default, and whether or not any Lender has made any demand or the Obligations of any Credit Party have matured, each Lender shall have the right to appropriate and apply to the payment of the Obligations of such Credit Party all deposits and other obligations then or thereafter owing by such Lender to such Credit Party. Each Lender exercising such rights shall notify Agent thereof and any amount received as a result of the exercise of such rights shall be shared by the Lenders in accordance with
SECTION 4.4.

     9.6  LICENSE OF USE OF SOFTWARE AND OTHER INTELLECTUAL PROPERTY.  Unless
          ----------------------------------------------------------
expressly prohibited by the licensor thereof, if any, Agent is hereby granted a license to use all computer software programs, data bases, processes and materials used by Borrower and its Subsidiaries in connection with their respective businesses or in connection with any Collateral, except for those which cannot reasonably be demonstrated to have any use other than in slot machines or cashless wagering systems unless Agent obtains all required licenses as a manufacturer and distributor pursuant to Applicable Gaming Laws. Agent agrees not to use any such license prior to the occurrence of an Event of Default, without giving Borrower prior notice.

     9.7  APPLICATION OF PROCEEDS; SURPLUS; DEFICIENCIES.  The net cash proceeds
          ----------------------------------------------
resulting from Agent's exercise of any of the foregoing rights against any Collateral (after deducting all of Agent's Expenses related thereto) shall be applied by Agent to the payment of the Obligations, whether due or to become due, in the order set forth in SECTION 4.2. Borrower shall remain liable to Agent and the Lenders for any deficiencies, and Agent and the Lenders in turn agree to remit to Borrower or its successors or assigns, any surplus resulting therefrom.


                              ARTICLE 10.  AGENT.
                                           -----

     10.1 APPOINTMENT OF AGENT.
          --------------------

          (A) Each Lender hereby designates FSFP as Agent to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note, by the acceptance of such Note, shall be deemed irrevocably to authorize Agent to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and any other instruments and agreements referred to herein and therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Agent shall hold all Collateral and all payments of principal, interest, Fees (other than Fees that are exclusively for the account of Agent), charges and Expenses received pursuant to this Credit Agreement or any other Credit Document for the ratable benefit of the Lenders. Agent may perform any of its duties hereunder by or through its agents or employees.

          (B) Other than rights of the Credit Parties under SECTION 10.9, the provisions of this ARTICLE 10 are for the benefit of Agent and the Lenders only and none of the Credit Parties or any other Persons shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, Agent shall act only for the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Credit Party.

     10.2 NATURE OF DUTIES OF AGENT.  Agent has no duties or responsibilities
          -------------------------
except those expressly set forth in the Credit Documents. Neither Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of Agent shall be mechanical and administrative in nature; Agent shall not have by reason of this Credit Agreement or any of the other Credit Documents a fiduciary relationship in respect of any Lender or any participant of any Lender; and nothing in this Credit Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Credit Agreement or any other Credit Document, except as expressly set forth herein or therein.

     10.3 LACK OF RELIANCE ON AGENT.
          -------------------------

          (A) Independently and without reliance upon Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (I) its own independent investigation of the financial or other condition and affairs of each Credit Party in connection with the taking or not taking of any action in connection herewith and (II) its own appraisal of the creditworthiness of each Credit Party, and, except as expressly provided in this Credit Agreement, Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

          (B) Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Credit Agreement or any of the other Credit Documents or the financial or other condition of any Credit Party. Agent shall not be required to make any inquiry concerning either the performance or observance of any other terms, provisions or conditions of this Credit Agreement or any of the other Credit Documents, or the financial condition of any Credit Party, or the existence or possible existence of any Default or Event of Default, unless specifically requested to do so in writing by any Lender.

     10.4 CERTAIN RIGHTS OF AGENT.  Agent shall have the right to request
          -----------------------
instructions from the Lenders by notice to each of such Lenders. If Agent shall request instructions from the Lenders with respect to any act or action (including the failure to act) in connection with this Credit Agreement, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from such Lenders, and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder in accordance with the instructions of the requisite Lenders required to give such instructions hereunder. Agent may give any notice required under ARTICLE 9 hereof without the consent of any of the Lenders unless otherwise directed by the Majority Lenders in writing and will, at the direction of the Majority Lenders, give any such notice required under ARTICLE 9.

     10.5 RELIANCE BY AGENT.  Agent shall be entitled to rely, and shall be
          -----------------
fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, facsimile or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person. Agent may consult with legal counsel (including counsel for the Credit Parties with respect to matters concerning the Credit Parties), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     10.6 INDEMNIFICATION OF AGENT.  To the extent Agent is not reimbursed and
          ------------------------
indemnified by Borrower, each Lender will reimburse and indemnify Agent, in proportion to its respective Commitment, for and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, in any way relating to or arising out of this Credit Agreement; PROVIDED, THAT no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct, and PROVIDED FURTHER THAT no Term Loan Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements relating solely to the administration and disbursement of any Revolving Loan.

     10.7 AGENT IN ITS INDIVIDUAL CAPACITY.  With respect to its obligation to
          --------------------------------
lend under this Credit Agreement, the Loans made by it and the Notes issued to it and its participation in Letters of Credit issued hereunder, Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note or participation interests and may exercise the same as though it was not performing the duties specified herein; and the terms "Lenders," "Lenders," "Majority Lenders," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include Agent in its individual capacity. Agent may accept deposits from, lend money to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party for services in connection with this Credit Agreement and otherwise without having to account for the same to the Lenders.

     10.8 HOLDERS OF NOTES.  Agent may deem and treat the payee of any Note as
          ----------------
the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any

Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     10.9 SUCCESSOR AGENT.
          ---------------

          (A) Agent may, and, in the event Agent has no further interest under this Credit Agreement in its capacity as a Lender, shall, upon twenty (20) Business Days' notice to the Lenders and Borrower, resign at any time (effective upon the appointment of a successor Agent pursuant to the provisions of this SECTION 10.9) by giving written notice thereof to the Lenders and Borrower. Upon any such resignation, the Majority Lenders shall have the right, upon five (5) days' notice and approval by the Credit Parties (which approval shall not be unreasonably withheld or delayed) to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders and accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank or a trust company or other financial institution which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank or trust company or other financial institution which is engaged in the banking business, having a combined capital and surplus of at least $500,000,000.

          (B) Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Credit Agreement and the other Credit Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under or in connection with this Credit Agreement.

     10.10  COLLATERAL MATTERS.
            ------------------

          (A) Each Lender authorizes and directs Agent to enter into the Collateral Documents for the benefit of the Lenders. Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein or in the other Credit Documents, any action taken by the Majority Lenders in accordance with the provisions of this Credit Agreement and the other Credit Documents, and the exercise by the Majority Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time so long as an Event of Default shall not then exist, to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain the perfection of the Liens upon the Collateral granted pursuant to the Collateral Documents.

          (B) The Lenders hereby authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any Collateral (I) upon termination of the Commitments and payment and satisfaction of all of the Obligations at any time arising under or in respect of this Credit Agreement or the other Credit Documents or the transactions contemplated hereby or thereby or (II) if approved, authorized or ratified in writing by the Majority Lenders, unless such release is required to be approved by all of the Lenders pursuant to SECTION 11.11. Upon request by Agent at any time, the Lenders will confirm in writing Agent's authority to release particular types or items of Collateral pursuant to this SECTION 10.10.

          (C) Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Credit Party or is cared for, protected or insured or that the Liens granted to Agent in or pursuant to any of the Collateral Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to Agent in this SECTION 10.10 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, given Agent's own interest in the Collateral as one of the Lenders and that Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct.

     10.11  ACTIONS WITH RESPECT TO DEFAULTS.  In addition to Agent's right to
            --------------------------------
take actions on its own accord as permitted under this Credit Agreement, Agent shall take such action with respect to a Default or Event of Default as shall be directed by the Majority Lenders; PROVIDED, THAT until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of the Lenders.

     10.12  DELIVERY OF INFORMATION.  Agent shall not be required to deliver to
            -----------------------
any Lender originals or copies of any documents, instruments, notices, communications or other information received by Agent from any of the Credit Parties or any Subsidiary of any of the Credit Parties, the Majority Lenders, any Lender or any other Person under or in connection with this Credit Agreement or any other Credit Document except (I) as specifically provided in this Credit Agreement or any other Credit Document and (II) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of Agent at the time of receipt of such request and then only in accordance with such specific request.


                          ARTICLE 11.  MISCELLANEOUS.
                                       -------------

     11.1 GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS
          -------------
CREDIT AGREEMENT AND EACH OF THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE

INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

     11.2 SUBMISSION TO JURISDICTION.  ALL DISPUTES AMONG THE LENDERS AND THE
          --------------------------
CREDIT PARTIES (OR AGENT OR BORROWER, RESPECTIVELY, ACTING ON THEIR BEHALF), WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT AGENT ON BEHALF OF THE LENDERS, SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST BORROWER OR ANY CREDIT PARTY OR THEIR RESPECTIVE PROPERTIES IN ANY LOCATION REASONABLY SELECTED BY AGENT IN GOOD FAITH TO ENABLE AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. BORROWER AND EACH OF THE OTHER CREDIT PARTIES AGREE THAT NONE OF SUCH PERSONS WILL ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY AGENT OR ANY LENDER. BORROWER AND EACH OF THE OTHER CREDIT PARTIES WAIVE ANY OBJECTION THAT ANY OF SUCH PERSONS MAY HAVE TO THE LOCATION OF THE COURT IN WHICH AGENT OR ANY LENDER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

     11.3 SERVICE OF PROCESS.  EACH OF BORROWER AND THE OTHER CREDIT PARTIES
          ------------------
HEREBY WAIVES PERSONAL SERVICE UPON IT AND, AS ADDITIONAL SECURITY FOR THE OBLIGATIONS, HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, WITH AN OFFICE ON THE DATE HEREOF AT 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY SUCH PERSON WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT, TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS ISSUED BY ANY COURT IN ANY LEGAL ACTION OR OTHER PROCEEDING WITH RESPECT TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PERSON TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO BORROWER AT ITS ADDRESS PROVIDED HEREIN EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY BORROWER OR ANY OTHER CREDIT PARTIES REFUSES TO ACCEPT SERVICE, EACH SUCH PERSON HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE AND EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO

BRING PROCEEDINGS AGAINST BORROWER OR ANY OTHER CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

     11.4 JURY TRIAL.  BORROWER, EACH OF THE OTHER CREDIT PARTIES, AGENT AND THE
          ----------
LENDERS HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY. INSTEAD, ANY DISPUTES WILL BE RESOLVED IN A BENCH TRIAL.

     11.5 LIMITATION OF LIABILITY.  NEITHER AGENT NOR ANY LENDER SHALL HAVE ANY
          -----------------------
LIABILITY TO BORROWER OR ANY OTHER CREDIT PARTY (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY ANY SUCH PERSON IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS CREDIT AGREEMENT, OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON AGENT OR ANY SUCH LENDER, THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     11.6 DELAYS.  No delay or omission of Agent or the Lenders in exercising
          ------
any right or remedy hereunder shall impair any such right or operate as a waiver thereof.

     11.7 NOTICES.  Except as otherwise provided herein, all notices and
          -------
correspondences hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service, with all charges prepaid, if to Agent or any of the Lenders, then c/o First Source Financial, Inc., 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008 Attention: Contract Administration, if to Borrower or any other Credit Party, then to Mikohn Gaming Corporation at 1045 Palms Airport Drive, Las Vegas, Nevada 89119, Attention: President, or by facsimile transmission, promptly confirmed in writing sent by first class mail, if to Agent, or any of the Lenders, at (847) 734-7910 and if to Borrower or any other Credit Party at
(702) 896-2461.  All such notices and correspondence shall be deemed given
(I) if sent by certified or registered mail, three Business Days after being postmarked, (II) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (III) if sent by telex or facsimile transmission, when receipt of such transmission is acknowledged.

     11.8 ASSIGNMENTS AND PARTICIPATIONS.
          ------------------------------

          (A) BORROWER ASSIGNMENT. Neither Borrower nor any of the other Credit Parties shall have any right to assign this Credit Agreement or any of the other Credit Documents, or any rights or obligations hereunder or thereunder, without the prior written consent of Agent and the Lenders.

          (B) LENDER ASSIGNMENTS. Each Lender may assign to one or more banks or other financial institutions or a Related Fund all or a portion of its rights and obligations under this Credit Agreement, the Notes and the other Credit Documents, with the consent of Agent in the event any such assignment is to be made by any Revolving Lender, and with the consent of Borrower in the event any such assignment is to be made to any third party engaged in a similar business as Borrower (including any gaming business, any business involving the manufacture of Gaming Equipment or any related business); and upon execution and delivery to Agent, for its acceptance and recording in the Register, of an agreement in substantially the form of EXHIBIT I (an "ASSIGNMENT AND ASSUMPTION AGREEMENT"), together with surrender of any Note or Notes subject to such assignment and a processing and recordation fee of $3,000, such assignment shall be effective and ANNEX I hereto shall be deemed to be modified accordingly. No such assignment shall be for less than $5,000,000 of the Commitments unless it is to another Lender or a Related Fund or is an assignment of all of such Lender's rights and obligations under this Credit Agreement. (This Section does not apply to branches and Affiliates of a Lender, it being understood that a Lender may make, carry or transfer Loans at or for the account of any of its branch offices or Affiliates without consent of Borrower, Agent or any other Lender.)

          (c) AGENT'S REGISTER. Agent shall maintain a register of the names and addresses of the Lenders, their Commitments, and the principal amount of their Loans (the "REGISTER") at the address specified for Agent in SECTION
     11.7. Agent shall also maintain a copy of each Assignment and Assumption Agreement delivered to and accepted by it, and modify the Register to give effect to each Assignment and Assumption Agreement. Upon its receipt of each Assignment and Assumption Agreement and surrender of the affected Note or Notes, Agent will give prompt notice thereof to Borrower and deliver to Borrower a copy of the Assignment and Assumption Agreement and the surrendered Note or Notes. Within five Business Days after its receipt of such notice, Borrower shall execute and deliver to Agent a substitute Note or Notes to the order of the assignee in the amount of the Commitment or Commitments assumed by it and to the assignor in the amount of the Commitment or Commitments retained by it, if any. Such substitute Note or Notes shall re-evidence the Indebtedness outstanding under the surrendered Note or Notes and shall be dated as of the Closing Date. Agent shall be entitled to rely upon the Register exclusively for purposes of identifying the Lenders hereunder. The Register shall be available for inspection by the Credit Parties and the Lenders (or any of them) at any reasonable time and from time to time upon reasonable notice to Agent.

          (d) PARTICIPATIONS. Each Lender may sell participations (without the consent of Agent, any Credit Party or any other Lender) to one or more parties in or to all or a portion of its rights and obligations under this Credit Agreement, the Notes and the other Credit Documents. Notwithstanding a Lender's sale of a participation interest, its obligations hereunder shall remain unchanged. The Credit Parties, Agent, and the other Lenders shall continue to deal solely and directly with such Lender. No participant shall have rights to approve any amendment or waiver of this Credit Agreement or any of the other Credit Documents except to the extent such amendment or waiver would (I) increase the participant's obligation in respect of the Commitment of the Lender from whom the participant purchased its participation interest; (II) reduce the principal of, or stated rate or amount of interest on, the Loans subject to such participation, (III) postpone any maturity date fixed for final payment of principal of the Loans subject to the participation interest, and (IV) release any guarantor of the Obligations or all or a substantial portion of the Collateral, other than when otherwise permitted hereunder.

     11.9 CONFIDENTIALITY. Each Lender agrees that it will use its best efforts
          ---------------
in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, not disclose to any Person, without the prior consent of the Borrower, any information with respect to any of the Credit Parties or any Subsidiary of any of the Credit Parties which is furnished pursuant to this Credit Agreement and which is designated by the respective Credit Parties to the Lenders in writing as confidential, PROVIDED, THAT, each Lender may disclose any such information (A) to its employees, auditors, or counsel, or to another Lender if the disclosing Lender or such disclosing Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, (B) as has become generally available to the public,
(C) as may be required in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Lender,
(D) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (E) in order to comply with any Requirement of Law, (F) to any actual or prospective transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender or (G) to such Lender's own funding sources, provided the Persons receiving such disclosures agree to maintain the confidentiality of such disclosures on terms substantially the same as the foregoing clauses (A) through (F).

      11.10 INDEMNIFICATION. Borrower indemnifies and agrees to defend and hold
            ---------------
harmless Agent and each of the Lenders and their respective directors, officers, agents, employees and counsel from and against any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it is finally judicially determined to have resulted from their own gross negligence or willful misconduct) arising out of or by reason of (A) any litigations, investigations, claims or proceedings which arise out of or are in any way related to (I) this Credit Agreement or the transactions contemplated hereby, (II) the issuance of the Letters of Credit,
(III) the failure of the Issuing Bank to honor a drawing under any Letter of Credit, as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, (IV) any actual or proposed use by Borrower of the proceeds of the Loans or (V) Agent's or the Lenders' entering into this Credit Agreement, the other Credit Documents or any other agreements and documents relating hereto, including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing and (B) any remedial or other action taken by Borrower or any of the Lenders in connection with compliance by Borrower or any Subsidiary of Borrower, or any of their respective properties, with any federal, state or local environmental laws, acts, rules, regulations, orders, directions, ordinances, criteria or guidelines.

      11.11 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of
            ----------------------
this Credit Agreement, any part of SCHEDULE B, or any other Credit Document shall be effective unless in writing and signed by the Majority Lenders (or by Agent on their behalf), except that:

          (A) the consent of all the Lenders is required to (I) increase the Commitments, (II) reduce the principal of, or interest on, any Letter of Credit reimbursement obligations or any Fees hereunder (other than Fees that are exclusively for the account of Agent), (III) postpone any date fixed for any payment in respect of principal of, or interest on, any Note, any Letter of Credit reimbursement obligations or any Fees hereunder (provided that the consent of the Majority Lenders only is required to waive any mandatory prepayment of the Loans from the Net Cash Proceeds of any disposition of assets under SECTION 2.8.4 to the extent the aggregate amount of such mandatory prepayments is greater than $7,500,000 or from the Net Cash Proceeds of any sales of capital stock under SECTION 2.8.4), (IV) change the percentage of the Commitments, or any minimum requirement necessary for the Lenders or the Majority Lenders to take any action hereunder, (V) amend or waive this SECTION 11.11(A), or change the definition of Majority Lenders, (VI) except as otherwise expressly provided in this Credit Agreement, and other than in connection with the financing, refinancing, sale or other disposition of any asset of a Credit Party permitted under this Credit Agreement, release any Liens in favor of Agent on any of the Collateral or release any Guarantor from its obligations under the Credit Documents or (VII) AMEND, WAIVE OR MODIFY THE PROVISIONS SET FORTH IN SECTION 2.8.4 except as permitted pursuant to the preceding CLAUSE (III);

          (B) the consent of those Revolving Lenders holding in the aggregate more than fifty percent (50%) of all Revolving Loan Commitments shall be required to the extent any such amendment or waiver would result in an obligation to make any Revolving Loan or to purchase a participation in any Letter of Credit; and

          (C) the consent of Agent shall be required for any amendment, waiver or consent affecting the rights or duties of Agent under any Credit Document, in addition to the consent of the Lenders otherwise required by this Section.

     Neither the consent of Borrower nor any other Credit Party shall be required for any amendment, modification or waiver of the provisions of ARTICLE 10 (other than SECTION 10.9). Borrower, the other Credit Parties and the Lenders each hereby authorize Agent to modify this Credit Agreement by unilaterally amending or supplementing ANNEX I to reflect assignments of the Commitments. Notwithstanding the foregoing, the Credit Parties may amend SCHEDULE B, PARTS 6.1, 6.10 and 6.14, without the consent of the Majority Lenders.

     11.12 COUNTERPARTS AND EFFECTIVENESS. This Credit Agreement and any waiver
           ------------------------------
or amendment hereto may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Credit Agreement shall become effective on the date on which all of the parties hereto shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to Agent and all conditions to the making of Loans have been satisfied in full.

     11.13 SEVERABILITY. In case any provision in or obligation under this
           ------------
Credit Agreement, the Notes or any of the other Credit Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     11.14 MAXIMUM RATE.  Notwithstanding anything to the contrary contained
           ------------
elsewhere in this Credit Agreement or in any other Credit Document, Borrower, Agent, and the Lenders hereby agree that all agreements among them under this Credit Agreement and the other Credit Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Agent or any Lender for the use, forbearance, or detention of the money loaned to Borrower and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein, exceed the Highest Lawful Rate. If due to any circumstance whatsoever, fulfillment of any provisions of this Credit Agreement or any of the other Credit Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance any Lender should ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive interest shall be applied pursuant to the terms hereof to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Obligations, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Agent or any Lender for the use, forbearance, or detention of the Obligations and other Indebtedness of Borrower to Agent or any Lender, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread throughout the full term of such Indebtedness, until payment in full thereof, so that the actual rate of interest on account of all such Indebtedness does not exceed the Highest Lawful Rate throughout the entire term of such Indebtedness. The terms and provisions of this SECTION 11.14 shall control over every other provision of this Credit Agreement, the other Credit Documents, and all agreements among Borrower, Agent and the Lenders.

     11.15 ENTIRE AGREEMENT;  SUCCESSORS AND ASSIGNS.  This Credit Agreement and
           -----------------------------------------
the other Credit Documents constitute the entire agreement among the Credit Parties, Agent and the Lenders, supersede any prior agreements among them, and shall bind and benefit each of such Persons and their respective successors and permitted assigns.

     11.16 JOINT AND SEVERAL LIABILITY OF CREDIT PARTIES.  Each Credit Party
           ----------------------------------------------
shall be jointly and severally liable hereunder and under each of the other Credit Documents with respect to all Obligations, regardless of which Credit Party actually receives the proceeds of the Loans or the benefit of any other extensions of credit hereunder, or the manner in which Borrower, Agent or the Lenders account therefor in their respective books and records. Notwithstanding the foregoing, (A) each Credit Party's obligations and liabilities with respect to proceeds of Loans which it receives or Letters of Credit issued for the account of Borrower, and related fees, costs and expenses, and (B) each Credit Party's obligations and liabilities arising as a result of the joint and several liability of the Credit Parties hereunder with respect to proceeds of Loans it receives or Letters of Credit issued for the account of Borrower, together with the related fees, costs and expenses, shall be separate and distinct obligations, both of which are primary obligations of such Credit Party.
Neither the joint and several liability of, nor the Liens granted to Agent under the Collateral Documents by, any Credit Party shall be impaired or released by any action or inaction on the part of Agent or any Lender, or any other event or condition with respect to any other Credit Party, including any such action or inaction or other event or condition, which might otherwise constitute a defense available to, or a discharge of, such Credit Party, or a guarantor or surety of or for any or all of the Obligations.


              ARTICLE 12.  COMPLIANCE WITH APPLICABLE GAMING LAWS.
                           --------------------------------------

     12.1 LICENSING BY GAMING AUTHORITIES.  Borrower and Guarantors are
          -------------------------------
registered or licensed by Gaming Authorities in the Gaming Jurisdictions and are therefore subject to Applicable Gaming Laws. Each of Lender acknowledges and understands that, as a result: (A) it may be subject to being called forward by the Gaming Authorities, in their discretion, for licensing or a finding of suitability as a lender, and (B) to the extent the prior approval of the Gaming Authorities is required pursuant to Applicable Gaming Laws for the exercise, operation and effectiveness of any remedy under this Credit Agreement or under any other Credit Document, or the taking of any action that may be taken by Lenders or Agent hereunder or under any other Credit Document, such remedy or action shall be subject to such prior approval of the Gaming Authorities.

     12.2 FINDING OF SUITABILITY OF LENDER.  If the Gaming Authorities shall
          --------------------------------
determine that any Lender does not meet the suitability standards under Applicable Gaming Laws (a "FORMER LENDER"), Agent or Borrower shall have the right to designate another bank or financial institution (a "SUBSTITUTE LENDER") that has agreed to assume the rights and obligations of the Former Lender, subject to receipt by Agent of evidence that such Substitute Lender is permitted assignee pursuant to Section 11.8 hereof. The Former Lender shall be required to execute any and all documents required pursuant to Section 11.8 to allow the Substitute Lender to assume the Former Lender's rights and obligations hereunder.

     12.3 COOPERATION WITH GAMING AUTHORITIES.  Agent and each Lender shall
          -----------------------------------
cooperate with the Gaming Authorities in connection with the administration of their regulatory jurisdiction over Borrower and its Subsidiaries, including the provision of such documents or other information as may be requested by the Gaming Authorities relating to Borrower or its Subsidiaries or to this Credit Agreement or any other Credit Document.

     12.4 FURTHER LIMITATIONS.  All rights, remedies and powers provided in this
          -------------------
Credit Agreement and the other Credit Documents may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Applicable Gaming Laws, and all provisions of this Credit Agreement and the other Credit Documents are intended to be subject to Applicable Gaming Laws and to be limited to the extent necessary so that they will not render this Credit Agreement or any of the other Credit Documents invalid or unenforceable, in whole or in part.

     12.5 STOCK PLEDGE RESTRICTIONS.  Notwithstanding anything to the contrary
          -------------------------
contained in this Credit Agreement or any other Credit Document, it is understood and agreed that (A) the pledge of the capital stock or other equity securities of any Subsidiary of Borrower that is registered or licensed under Applicable Gaming Laws ("STOCK PLEDGES") and (B) any restrictions on the transfer of or agreements not to encumber such capital stock or other equity restrictions on the transfer of or agreements not to encumber such capital stock or other securities (collectively, "STOCK RESTRICTIONS"), require the prior approval of the relevant Gaming Authorities ("STOCK APPROVALS") in order to become effective. Notwithstanding anything to the contrary contained in this Credit Agreement or in any other Credit Document, unless and until the relevant Stock Approvals have been obtained, the Stock Pledges and the Stock Restrictions shall not be effective. To the extent the relevant Stock Approvals are obtained, the capital stock or other equity securities of the relevant entity shall promptly be pledged pursuant to the relevant Credit Document.

               [remainder of this page intentionally left blank]

    IN WITNESS WHEREOF, the respective parties hereto have caused this Credit Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.

                              MIKOHN GAMING CORPORATION, a Nevada corporation


                              By:  /s/ Don W. Stevens
                                 ---------------------------------------------
                              Name:    Don W. Stevens
                                   -------------------------------------------
                              Title:   EVP
                                    ------------------------------------------

                              FIRST SOURCE FINANCIAL LLP, an Illinois
                              registered limited liability partnership, individually and in its capacity as Agent

                              By:   First Source Financial, Inc.,
                                    its Agent/Manager

                                    By:    /s/ Gary L. Francis
                                       ---------------------------------------
                                    Name:      Gary L. Francis
                                         -------------------------------------
                                    Title:     Senior Vice President
                                           -----------------------------------


                              THE TRAVELERS INSURANCE COMPANY,
                              a Connecticut corporation


                              By:   /s/ Signature Illegible
                                 ---------------------------------------------
                              Name:     Illegible
                                    ------------------------------------------
                              Title:    Illegible
                                     -----------------------------------------


                              ALLSTATE INSURANCE COMPANY, an
                              Illinois corporation


                              By:   /s/ Signature Illegible
                                 ---------------------------------------------


                              By:   /s/ Signature Illegible
                                 ---------------------------------------------
                                    Authorized Signatories

                              HARTFORD LIFE INSURANCE COMPANY,
                              a Connecticut corporation

                              By: Hartford Investment Services, Inc., its agent and attorney in fact


                                    Name:  /s/ Betsy Roberts
                                         --------------------------------------
                                    Title:     Senior Vice President
                                          -------------------------------------



                              FIDELITY & GUARANTY LIFE INSURANCE CO.,
                              a Maryland corporation

                              By:   Falcon Asset Management

                                           /s/ Signature Illegible

                                    Name:  Illegible
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------



                              UNITED STATES FIDELITY & GUARANTY COMPANY, a Maryland corporation

                              By:   Falcon Asset Management

                                           /s/ Signature Illegible

                                    Name:  Illegible
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------

                                    ANNEX I
                                      TO
                               CREDIT AGREEMENT
                         DATED AS OF OCTOBER 24, 1997

                          LIST OF LENDERS; COMMITMENT
                      AMOUNTS; APPLICABLE LENDING OFFICES


1.   FIRST SOURCE FINANCIAL LLP
     c/o First Source Financial, Inc.
     2850 West Golf Road
     5th Floor
     Rolling Meadows, Illinois 60008

     Revolving Loan Commitment Amount:        $10,000,000

     Term Loan A Commitment Amount:           $10,000,000

     Term Loan B Commitment Amount:           $0

     Domestic Lending Office:                 2850 West Golf Road
                                              5th Floor
                                              Rolling Meadows, Illinois 60008


     LIBOR Lending Office:                    2850 West Golf Road
                                              5th Floor
                                              Rolling Meadows, Illinois 60008


2.   THE TRAVELERS INSURANCE COMPANY
     One Tower Square, Plaza Building
     10th Floor
     Hartford, Connecticut 06183


     Revolving Loan Commitment Amount:        $0

     Term Loan A Commitment Amount:           $0

     Term Loan B Commitment Amount:           $5,000,000

     Domestic Lending Office:                 One Tower Square, Plaza Building
                                              10th Floor
                                              Hartford, Connecticut 06183


     LIBOR Lending Office:                    One Tower Square, Plaza Building
                                              10th Floor
                                              Hartford, Connecticut 06183

3.   ALLSTATE INSURANCE COMPANY
     Private Placements
     3075 Sanders Road, Suite G3A
     Northbrook, Illinois 60062-7127

     Revolving Loan Commitment Amount:        $0

     Term Loan A Commitment Amount:           $5,000,000

     Term Loan B Commitment Amount:           $0

     Domestic Lending Office:                 3075 Sanders Road, Suite G3A
                                              Northbrook, Illinois 60062-7127

     LIBOR Lending Office:                    3075 Sanders Road, Suite G3A
                                              Northbrook, Illinois 60062-7127

4.   HARTFORD LIFE INSURANCE COMPANY
     Life Inv. Group A-4
     200 Hop Meadow Street
     Simsbury, Connecticut 06070

     Revolving Loan Commitment Amount:        $0

     Term Loan A Commitment Amount:           $0

     Term Loan B Commitment Amount:           $5,000,000

     Domestic Lending Office:                 Life Inv. Group A-4
                                              200 Hop Meadow Street
                                              Simsbury, Connecticut 06070

     LIBOR Lending Office:                    Life Inv. Group A-4
                                              200 Hop Meadow Street
                                              Simsbury, Connecticut 06070

5.   FIDELITY & GUARANTY LIFE INSURANCE CO.
     C/O FALCON ASSET MANAGEMENT
     6225 Smith Avenue, LBO102
     Baltimore, Maryland 21209-3653

     Revolving Loan Commitment Amount:        $0

     Term Loan A Commitment Amount:           $0

     Term Loan B Commitment Amount:           $3,000,000

     Domestic Lending Office:                 6225 Smith Avenue, LBO102
                                              Baltimore, Maryland 21209-3653

     LIBOR Lending Office:                    6225 Smith Avenue, LBO102
                                              Baltimore, Maryland 21209-3653

6.   UNITED STATES FIDELITY & GUARANTY COMPANY
     c/o Falcon Asset Management
     6225 Smith Avenue, LBO102
     Baltimore, Maryland 21209-3653

     Revolving Loan Commitment Amount:        $0

     Term Loan A Commitment Amount:           $0

     Term Loan B Commitment Amount:           $2,000,000

     Domestic Lending Office:                 6225 Smith Avenue, LBO102
                                              Baltimore, Maryland 21209-3653

     LIBOR Lending Office:                    6225 Smith Avenue, LBO102
                                              Baltimore, Maryland 21209-3653

                                   SCHEDULE A
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF OCTOBER 24, 1997

                             CLOSING DOCUMENT LIST

                                   Attached

                             CLOSING DOCUMENT LIST

                      $40,000,000 Secured Credit Facility
                                      from

                          FIRST SOURCE FINANCIAL LLP,
                                    as Agent

                                       to

                           MIKOHN GAMING CORPORATION,
                                  as Borrower

                                      with

                                 MIKOHN NEVADA
                                  MGC, INC.,
                                      and
                           CASINO EXCITEMENT, INC.,
                                 as Guarantors

                         Closing Date: October 24, 1997

                  ITEMS IN BOLD ARE TO BE PROVIDED BY BORROWER

-------------------------------------------------------------------------------

A.   PRINCIPAL LOAN DOCUMENTS

     1.   Credit Agreement

          Annex I             -            List of Lenders; Commitment Amounts;
                                           Applicable Lending Offices

          Schedule A          -            Closing Document List

          Schedule B          -            Disclosure Schedules

Schedule B, Part 6.1            -          States in which Qualified

Schedule B, Part 6.9            -          Contingent Obligations and Other
                                           Liabilities

Schedule B, Part 6.10(a)        -          Chief Executive Offices

Schedule B, Part 6.10(b)        -          Locations of Collateral

Schedule B, Part 6.11           -          Subsidiaries

Schedule B, Part 6.12           -          Pending Judgments, Litigation and
                                           other Claims

Schedule B, Part 6.14           -          Labor Contracts

Schedule B, Part 6.16           -          Plans

Schedule B, Part 6.17           -          Environmental Matters

Schedule B, Part 6.20           -          Tax Matters; Tax Sharing Agreements

Schedule B, Part 6.21           -          Material Contracts

Schedule B, Part 8.8            -          Existing Indebtedness

Schedule B, Part 8.9            -          Existing Liens

Exhibit A                       -          Form of Borrowing Base Certificate

Exhibit B                       -          Form of Extension Request

Exhibit C                       -          Form of LIBOR Election Notice

Exhibit D                       -          Form of Notice of Borrowing

Exhibit E                       -          Form of Revolving Note

Exhibit F                       -          Form of Term Loan A Note

Exhibit G                       -          Form of Term Loan B Note

Exhibit H                       -          Form of Compliance Certificate

Exhibit I                       -          Form of Assignment and Assumption
                                           Agreement

     2.   Assignment from FSFP to Eaton Vance

     3.   $10,000,000 Revolving Note -   First Source Financial LLP

     4.   Term Loan Note A

          a.   $5,000,000            -   First Source Financial LLP

          b.   $5,000,000            -   Allstate Insurance Co.

          c.   $5,000,000            -   Senior Debt Portfolio

     5.   Term Loan Note B

          a.   $3,000,000            -   Hartford Life Insurance Co.

          b.   $2,000,000            -   Hartford Life Insurance Co.

          c.   $5,000,000            -   TRAL & CO

          d.   $3,000,000            -   Falcon Asset Management

          e.   $2,000,000            -   Falcon Asset Management

     6.   Guaranty executed by each Guarantor

B.   PERSONAL PROPERTY SECURITY DOCUMENTS

     7.   Security Agreement executed by Borrower and each Guarantor

          Schedule I   -  Trademarks and Trademark Licenses

          Schedule II  -  Patents and Patent Licenses

          Schedule III -  Copyrights/Mask Works and Mask Work Licenses

          Schedule IV  -  Trade Secrets or Know-How Licenses

          Schedule V   -  Locations of Collateral; Location of
                          Chief Executive Office

          Schedule VI  -  Third Party Locations of Borrower's and each
                          Guarantor's Goods

          Schedule VII -  Trade Names of Each Debtor

          Schedule VIII-  Non-Assignable Contracts and Agreements

          Exhibit A  -      Form of Landlord's Consent

          Exhibit B  -      Form of Bailee Waiver

          Exhibit C  -      Agreement (Patent)

          Exhibit D  -      Agreement (Trademark)

          Exhibit E  -      Agreement (Copyright)


     8.   Trademark Security Agreement

          Schedule I -      Trademarks and Trade Licenses

     9.   Patent Security Agreement

          Schedule I -      Patents

     10.  Stock Pledge Agreement executed by Mikohn

          Schedule I  -     Casino Excitement, Inc. Capital Stock, Mikohn
                            Europe B.V. Capital Stock, Mikohn Gaming
                            Australasia Pty. Ltd. Capital Stock, Mikohn South
                            America, S.A. Capital Stock

          a.   Stock Certificates   -  Casino Excitement, Inc.

          b.   Stock Powers

               i.    Casino Excitement, Inc.
               ii.   Mikohn Europe B.V.
               iii.  Mikohn Gaming Australasia Pty. Ltd.
               iv.   Mikohn South America, S.A.

     11.  Bank Agency Agreement(s)

          a.   Bank of America

          b.   U.S. Bank

C.   REAL ESTATE SECURITY DOCUMENTS

     12.  Assignment of Leases

          Schedule I    -      Description of Leases

13.  Landlord's Consents

     a.   The Howard Hughes Corp.
          6700 Paradise Road, Suites D and E, Las Vegas, NV

     b.   MEDIQ/PRN Life Support Services, Inc.
          1045 Palms Airport Drive, Las Vegas, NV

     c.   JEMCO Properties
          6065 Polaris Avenue, Suite C, Las Vegas, NV

     d.   Pilot Company
          840 Pilot Road, Las Vegas, NV

     e.   Dermody Properties
          4835 Longley Lane, Reno, NV

14.  Owned Real Estate - 4181 West Oquendo Road, Las Vegas, Nevada 89118

     a.   Mortgage

          Schedule I  -   Legal Description

     b.   Title Commitment

     c.   Appraisal

     d.   Copies of Recorded Documents

     e.   Phase I Environmental Assessments

15.  Owned Real Estate - 405 12th Street, Rapid City, South Dakota 57701

     a.   Mortgage

          Schedule I   -   Legal Description

     b.   Title Commitment

     c.   Appraisal

     d.   Copies of Recorded Documents

     e.   Phase I Environmental Assessments


16.  Owned Real Estate - 4708 Hewes Avenue, Gulfport, MS 39507

     a.   Mortgage

          Schedule I - Legal Description

     b.   Title Commitment

     c.   Appraisal

     d.   Copies of Recorded Documents

     e.   Phase I Environmental Assessments


D.   ANCILLARY DOCUMENTS

     17.  Solvency  Certificate

          Schedule  I   -   Pro Forma Balance Sheet

          Schedule  II  -   Projections

     18.  Notice of Initial Borrowings

          Schedule I -  Payment Instructions

     19.  Initial Borrowing Base Certificate

     20.  Confirmatory Certificate

     21.  Pay-Off Letter(s)

     22.  Appointment of Agent for Service of Process - Borrower

     23.  Appointment of Agent for Service of Process - Guarantor

     24.  Post Closing Agreement

     25.  Fee Letter

     26.  Funding Agreement

E.   UCC, STATE AND FEDERAL TAX LIEN AND JUDGMENT SEARCHES;
     UCC TERMINATION AND FINANCING STATEMENTS

     27. UCC, State and Federal Tax Lien and Judgment Searches -- See Exhibit A attached hereto for list of required searches

     28. Copyright, Patent and Trademark Searches -- See Exhibit B attached hereto for list of Registration Numbers

     29. UCC-3 Termination Statements releasing the Liens listed on Exhibit C attached hereto

     30. UCC-1 Financing Statements naming Borrower and each Guarantor, as Debtor and Agent as Secured Party filed in the jurisdictions set forth in Exhibit D attached hereto

F.   ORGANIZATIONAL DOCUMENTS, RESOLUTIONS, AUTHORIZATIONS AND REQUIRED
     CONSENTS

     31.  Mikohn Gaming Corporation

          a.   Secretary's Certificate (including signature samples)

               Exhibit A    -     Articles of Incorporation

               Exhibit B    -     By-laws

               Exhibit C    -     Resolutions

          b.   Good Standing Certificates from the States of

               (1)  Arizona

               (2)  Colorado

               (3)  Connecticut

               (4)  Delaware

               (5)  Florida

               (6)  Illinois

               (7)  Indiana

               (8)  Iowa

               (9)  Kansas

               (10) Louisiana

               (11) Massachusetts

               (12)  Michigan

               (13)  Minnesota

               (14)  Mississippi

               (15)  Missouri

               (16)  Montana

               (17)  Nebraska

               (18)  Nevada

               (19)  New Jersey

               (20)  New Mexico

               (21)  New York

               (22)  North Carolina

               (23)  North Dakota

               (24)  Oregon

               (25)  South Dakota

               (26)  Washington

               (27)  West Virginia

               (28)  Wisconsin

     32.  Mikohn Nevada

          a.  Secretary's Certificate (including signature samples)

              Exhibit A    -   Articles of Incorporation

              Exhibit B    -   By-laws

              Exhibit C    -   Resolutions

          b.  Good Standing Certificate from the States of

               (1) Nevada

     33.  MGC, Inc.

          a.  Secretary's Certificate (including signature samples)

              Exhibit A     -     Articles of Incorporation

              Exhibit B     -     By-laws

              Exhibit C     -     Resolutions

          b.  Good Standing Certificate from the States of

                       (1)  Colorado

                       (2)  Mississippi

                       (3)  Nevada

     34.  Casino Excitement, Inc.

          a.  Secretary's Certificate (including signature samples)

              Exhibit A   -   Articles of Incorporation

              Exhibit B   -   By-laws

              Exhibit C   -   Resolutions

          b.  Good Standing Certificate from the States of

                     (1)  Mississippi

                     (2)  Nevada

                     (3)  New Jersey

     35.  Games of Nevada

          a.  Good Standing Certificate from the States of

                     (1) Nevada

     36.  Mikohn International, Inc.

          a.   Good Standing Certificate from the States of

                     (1) Nevada

G.   COPIES OF THE FOLLOWING DOCUMENTS:

     37.  Employment Agreements

     38.  Leases

H.   LEGAL OPINIONS

     39.  Charles McCrea (General Counsel)

I.   INSURANCE

     40. Insurance Certificates with Lender's Loss Payee (Casualty) and Additional Insured (Liability) Endorsements

                                   EXHIBIT A

               LIST OF REQUIRED UCC, STATE AND FEDERAL TAX LIEN,
                       PENDING SUIT AND JUDGMENT SEARCHES

1.   Mikohn Gaming Corporation

     Manufacturing Facilities:
     ------------------------

     a.   Nevada Secretary of State (Federal Tax Lien, UCC)

     b. Clark County, Nevada (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

     c.   Mississippi Secretary of State (Federal Tax Lien, UCC)

     d. Harrison County, Mississippi (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

     e.   South Dakota Secretary of State (Federal Tax Lien, UCC)

     f. Pennington County, South Dakota (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

     Sales and Service Offices:
     -------------------------

     g.   Colorado Secretary of State (Federal Tax Lien, UCC)

     h. Jefferson County, Colorado (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

     i.   Florida Department of State (Federal Tax Lien, UCC)

     j. Broward County, Florida (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

     k.   Missouri Secretary of State (Federal Tax Lien, UCC)

     1. St. Charles County, Missouri (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

     m. Clay County, Missouri (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

     n.   New Mexico Secretary of State (Federal Tax Lien, UCC)

     o. Bernalillo County, New Mexico (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

     p.   New Jersey Secretary of State (Federal Tax Lien, UCC)

     q. Atlantic County, New Jersey (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

     r. Washoe County, Nevada (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

2.   Mikohn, Inc.

     a.   Nevada Secretary of State (Federal Tax Lien, UCC)

     b. Clark County, Nevada (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

     c.   Mississippi Secretary of State (Federal Tax Lien, UCC)

     d. Harrison County, Mississippi (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

     e.   South Dakota Secretary of State (Federal Tax Lien, UCC)

     f. Pennington County, South Dakota (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

3.   Casino Excitement, Inc.

     a.   Nevada Secretary of State (Federal Tax Lien, UCC)

     b. Clark County, Nevada (UCC, including state and federal tax liens, pending suits and judgments)

     c.   Mississippi Secretary of State (Federal Tax Lien, UCC)

     d. Harrison County, Mississippi (UCC, including state and federal tax liens, pending suits and judgments)

     e.   New Jersey Secretary of State (Federal Tax Lien, UCC)

     f. Atlantic County, New Jersey (UCC, including state and federal tax liens, pending suits and judgments)

4.   MGC, Inc.

     a.   Nevada Secretary of State (Federal Tax Lien, UCC)

     b. Clark County, Nevada (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

     c.   Mississippi Secretary of State (Federal Tax Lien, UCC)

     d. Harrison County, Mississippi (UCC, including state and federal tax liens, pending suits and judgments)

5.   Mikohn Nevada

     a.   Nevada Secretary of State (Federal Tax Lien, UCC)

     b. Clark County, Nevada (UCC, including fixtures, state and federal tax liens, pending suits and judgments)

Acquisitions:
------------

6.   Games of Nevada, Inc.

     a.   Nevada Secretary of State (Federal Tax Lien, UCC)

     b.   Clark County, Nevada (UCC, state and federal tax liens)

7.   Casino Signs North, Inc.

     a.   Nevada Secretary of State (Federal Tax Lien, UCC)

     b.   Washoe County, Nevada (UCC, state and federal tax liens)

8.   Peterson Sign Art, Inc.

     a.   South Dakota Secretary of State (Federal Tax Lien, UCC)

     b.   Pennington County, South Dakota (UCC, state and federal tax liens)

9.   Casino Signs, Inc.

     a.   Nevada Secretary of State (Federal Tax Lien, UCC)

     b.   Clark County, Nevada (UCC, state and federal tax liens)

10.  Current Technology Systems, Inc.

     a.   Nevada Secretary of State (Federal Tax Lien, UCC)

     b.   Clark County, Nevada (UCC, state and federal tax liens)

11.  Trans Sierra Communications, Inc.

     a.   Nevada Secretary of State (Federal Tax Lien, UCC)

     b.   Washoe County, Nevada (UCC, state and federal tax liens)

12.  John Renton Young Lighting & Signs

     a.   Nevada Secretary of State (Federal Tax Lien, UCC)

     b.   Clark County, Nevada (UCC, state and federal tax liens)

13.  J.R.Y. Lighting & Sign Company

     a.   Nevada Secretary of State (Federal Tax Lien, UCC)

     b.   Clark County, Nevada (UCC, state and federal tax liens)

     c.   New Jersey Secretary of State (Federal Tax Lien, UCC)

     d.   Atlantic County, New Jersey (UCC, state and federal tax liens)

Tradenames:
----------

14.  Mikohn Worldwide

     a.   Nevada Secretary of State (UCC)

     b.   Clark County, Nevada (UCC)

     c.   Mississippi Secretary of State (UCC)

     d.   Harrison County, Mississippi (UCC)

     e.   South Dakota Secretary of State (UCC)

     f.   Pennington County, South Dakota (UCC)

15.  Mikohn Lighting & Signs

     a.   Nevada Secretary of State (UCC)

     b.   Clark County, Nevada (UCC)

     c.   Mississippi Secretary of State (UCC)

     d.   Harrison County, Mississippi (UCC)

     e.   New Jersey Secretary of State (UCC)

     f.   Atlantic County, New Jersey (UCC)

16.  Casino Signs Gulfport

     a.   Nevada Secretary of State (UCC)

     b.   Clark County, Nevada (UCC)

     c.   Mississippi Secretary of State (UCC)

     d.   Harrison County, Mississippi (UCC)

17.  Casino Signs South, Inc.

     a.   Nevada Secretary of State (UCC)

     b.   Clark County, Nevada (UCC)

                                   EXHIBIT B

     1.   Trademark Registration Numbers

          See Attached Schedule I

     2.   Patent Registration Numbers

          See Attached Schedule II

                                  SCHEDULE I
                                  ----------

                           MIKOHN GAMING CORPORATION
                            TRADEMARK REGISTRATIONS

1.         Games of Nevada
           Trademark Reg. No. 2,000,899

2.         MVP and Design
           Trademark Reg. No. 2,043,083

3.         MikohnVision
           Trademark Reg. No. 2,043,081

4.         Mikohn
           Trademark Reg. No. 2,043,082

5.         MiniKeno
           Trademark Reg. No. 1,466,437

6.         Hold and Draw Bingo
           Trademark Reg. No. 1,466,436

7.         Hold and Draw
           Trademark Reg. No. 1,465,650

8.         Mikohn
           Trademark Reg. No. 1,824,259
           (Registered under Mikohn, Inc.)

9.         Casino Products
           Trademark Reg. No. 1,769,789
           (Registered under Casino Products)

                                     B/I-1

                                  SCHEDULE II
                                  -----------

                           MIKOHN GAMING CORPORATION
                                 PATENT RIGHTS

1.         Gaming System With Progressive Jackpot
           Patent No. 5,280,909 (Tracy)

2.         Progressive Jackpot Gaming System Linking
           Gaming Machines with Different Hit
           Frequencies & Denominations - Patent No. 5,116,055 (Tracy)

3.         Progressive Jackpot Gaming System With
           Enhanced Accumulator - Patent No. 5,344,144
           (Joseph Canon)

4. Card Dispensing Shoe Having a Counting Device and Method of Using The Same - Patent No. 5,374,061
           (Albrecht)

5.         Gaming Machine With Skill Feature - Skill Slot
           Patent No. 5,342,049 (Wichinsky)

6.         Coin Projecting and Target Game Apparatus - Flip-It
           Patent No. 4,496,160 (Withinsky)

7.         Time and Attendance System and Method Therefor
           Patent No. 5,550,359 (Bennett)

8.         Secure Multi-Site Progressive Jackpot System for
           Live Card Games - Patent No. 5,605,334 (McCrea)

9.         Progressive System for a Match Number Game and Method
           Therefor - Patent No. 5,536,016 (Thompson)

10.        Automated Gaming Table Tracking System and
           Method Therefor - Patent No. 5,586,936 (Bennett)

11.        Digital Image Capture System for Photo Identification
           Cards - Patent No. 5,642,160 (Bennett)

                                    B/II-1

                                   EXHIBIT C

                        LIENS TO BE RELEASED AT CLOSING

                                                                                          SECURED          DATE OF       FILING
STATE                                             OFFICE              DEBTOR               PARTY            FILING       NUMBER
===================================================================================================================================
Mississippi                                  Sec of State        Mikohn Gaming      Bank of America NV     05/02/95   0886864
                                                                 Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi                                  Harrison            Mikohn Gaming      Bank of America NV     05/05/95   95-1136
                                             County              Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi                                  Harrison            Mikohn Gaming      Bank of America NV     05/01/95   95-1634
                                             County              Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi                                  Harrison            Mikohn Gaming      Bank of Mississippi    05/19/95   Bk: 1617
(*)                                          County              Corporation                                          Pg: 559-562
                                                                                                                      (mortgage)
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi                                  Harrison            Mikohn Gaming      Bank of Mississippi    11/08/95   Bk: 1653
(*)                                          County              Corporation                                          Pg: 662-665
                                                                                                                      (mortgage)
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi                                  Harrison            Mikohn Gaming      Bank of Mississippi    02/15/96   Bk: 1670
(*)                                          County              Corporation                                          Pg: 493-496
                                                                                                                      (mortgage)
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                                       Sec of State        Mikohn Gaming      Wichinsky (Ind.)       02/13/95   95-02109
                                                                 Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                                       Sec of State        Mikohn Gaming      Bank of America NV     05/01/95   95-06062
                                                                 Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                                       Sec of State        Trans Sierra       Matsushita Electric    02/16/88   88-01596
                                                                 Communications     Corp. of America       09/14/92
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                                       Sec of State        Trans Sierra       Toshiba America        03/06/95   95-03088
                                                                 Communications     Consumer Products,
                                                                                    Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                                       Sec of State        Trans Sierra       Panasonic              05/24/91   91-04876
                                                                 Comm., a division  Communications &       03/12/96
                                                                 of Mikohn Gaming   Systems Company
                                                                 Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                                       Clark County        Mikohn Gaming      Bank of America NV     05/02/95   Bk: 950502
                                                                 Corporation                                          Pg: 01357
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Nevada (*)                      Clark County      Mikohn Gaming    Lawyers Title Co. of                   09/12/97   Bk: 970912
                                                  Corporation      America and Bank of                               Pg: 00587
                                                                   America National                                  (deed of trust)
                                                                   Trust and Savings
                                                                   Association
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                          Clark County      Mikohn Gaming    Bank of America                        10/13/97   Bk: 971013
                                                  Corporation      NT&SA                                             Pg: 00534
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                          Clark County      Mikohn, Inc.     U.S. Bank of Nevada                    06/15/93   Bk: 930615
                                                                                                                     Pg: 01246
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                          Washoe County     Mikohn Gaming    Bank of America NV                     05/15/95   1893069
                                                  Corporation
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                      Sec of State      Mikohn Gaming    Bank of America NV                     07/10/95   1645257
                                                  Corporation, a
                                                  Nevada
                                                  Corporation
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                      Atlantic County   Mikohn Gaming    Bank of America NV                     05/01/95   17811
                                                  Corporation
-----------------------------------------------------------------------------------------------------------------------------------
South Dakota                    Pennington        Mikohn Gaming    Bank of America                        09/10/97   Bk: 68
(*)                             County            Corporation, a   National Trust and                                Pg: 6864
                                                  Nevada           Savings Association                               (mortgage)
                                                  corporation
-----------------------------------------------------------------------------------------------------------------------------------
South Dakota                    Sec of State      Mikohn Gaming    Bank of America NV                     05/15/95   951351100558
                                                  Corporation
 -----------------------------------------------------------------------------------------------------------------------------------

     (*) denotes deed of trust or mortgage filings

===================================================================================================================================
       Office                     Assignor            Secured Party        Reel/Frame:        Date of Filing         Collateral
==================================================================================================================================
    Trademark                     Mikohn Gaming       Bank of              1353/0420          05/02/95               2 Trademarks
                                  Corporation         America NV
 -----------------------------------------------------------------------------------------------------------------------------------

    Patent                        ""                  "'                   7467/0689          05/02/95               3 Patents
-----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT D

                            UCC FINANCING STATEMENTS
                                  TO BE FILED

1.    Filings against Mikohn Gaming CORPORATION

====================================================================================================================================
              Debtor             State                Office           Filing Date                   Filing Number
===================================================================================================================================
         Mikohn Gaming Corp.   Colorado      Secretary of State              10/23/97               19972092216
----------------------------------------------------------------------------------------------------------------------------------
         Mikohn Gaming Corp.   Florida       Department of State             10/23/97               97-240042
----------------------------------------------------------------------------------------------------------------------------------
         Mikohn Gaming Corp.   Missouri      Secretary of State              10/23/97               2843178
                                             St. Charles County              10/23/97               04015
                                             Clay County                     10/24/97               H166159
----------------------------------------------------------------------------------------------------------------------------------
         Mikohn Gaming Corp.   Nevada        Secretary of State              10/23/97               9717782
----------------------------------------------------------------------------------------------------------------------------------
         Mikohn Gaming Corp.   Mississippi   Secretary of State              10/23/97               01152945
                                             Harrison County                 10/27/97               008047
----------------------------------------------------------------------------------------------------------------------------------
         Mikohn Gaming Corp.   New Jersey    Secretary of State              10/24/97               1798591
----------------------------------------------------------------------------------------------------------------------------------
         Mikohn Gaming Corp.   New Mexico    Secretary of State              10/23/97               971023075
----------------------------------------------------------------------------------------------------------------------------------
         Mikohn Gaming Corp.   South         Secretary of State              10/23/97               972961003010
                               Dakota
===================================================================================================================================

2.    FILINGS AGAINST CASINO EXCITEMENT, INC.

==================================================================================================================================
                 Debtor              State         Office                    Filing Date               Filing Number
==================================================================================================================================
         Casino Excitement, Inc. Mississippi   Secretary of State              10/23/97               01152940
                                               Harrison County                 10/27/97               008046
----------------------------------------------------------------------------------------------------------------------------------
         Casino Excitement, Inc. New Jersey    Secretary of State
----------------------------------------------------------------------------------------------------------------------------------
         Casino Excitement, Inc. Nevada        Secretary of State              10/23/97               9717780
==================================================================================================================================

3.    Filings against MGC, Inc.
===================================================================================================================================

   Debtor                                State         Office               Filing Date   Filing Number
===================================================================================================================================

  MGC, Inc.                              Colorado      Secretary of State      11/05/97     19972097601
----------------------------------------------------------------------------------------------------------------------------------
  MGC, Inc.                              Mississippi   Secretary of State      10/23/97     01152936
                                                       Harrison County         10/27/97     008045
----------------------------------------------------------------------------------------------------------------------------------
  MGC, Inc.                              Nevada        Secretary of State      10/23/97     9717779
 ==================================================================================================================================

4.    Filings against Mikohn Nevada
===================================================================================================================================

 Debtor                                  State         Office               Filing Date      Filing Number
===================================================================================================================================
Mikohn Nevada                         Nevada        Secretary of State        10/23/97    9717781
 ----------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE B

                                      TO

                                CREDIT AGREEMENT
                          dated as of October 24, 1997

                             DISCLOSURE SCHEDULES
                             --------------------
                                  Description
                                  -----------
Part
----

6.1 Borrower and Subsidiaries, showing jurisdictions in which each is qualified to do business as foreign corporation.

6.9         Contingent Obligation (JRY Acquisition)

6.10 (a)    [1] Chief Executive Office of each Credit Party
            [2] Principal Place of Business of each Credit Party

6.10 (b)    [1]  (i)  Schedule showing leased facilities (domestic and foreign.
                 (ii) Schedule showing locations owned by Borrower.
            [2]       Name and address of each warehouse not owned by any
                      Credit Party at which Inventory is stored (none).

6.11        (i)  List of Subsidiaries (direct and indirect)
            (ii) Statement re stock ownership in Subsidiaries.

6.12        Pending and threatened litigation.

6.14        Labor union contracts.

6.16        Schedule of ERISA Plans

6.17        Failure to comply with environmental laws (no instances).

6.20 (c) Pending or threatened audits, investigations or claims relating to tax liabilities.

6.21        Schedule of Material Contracts.

8.8         Schedule of Permitted Indebtedness.

8.9 (b)     Schedule of Permitted Liens.

                              SCHEDULE B, PART 6.1

   Appended as Exhibit 6.1 is a schedule listing Borrower and all of its
               ------------
Subsidiaries and showing each jurisdiction in which Borrower and each of its Subsidiaries is qualified to do business as a foreign corporation on the Closing Date.

                          MIKOHN GAMING CORPORATION
                              SUMMARY OF STATES
                           QUALIFIED TO DO BUSINESS

              COMPANY                                         STATE QUALIFIED
              -------                                         ---------------

Mikohn Gaming Corporation (a Nevada Corporation) (FEIN:
88-0218876)                                                Arizona
                                                           Colorado
                                                           Connecticut
                                                           Delaware
                                                           Florida
                                                           Illinois
                                                           Indiana
                                                           Iowa
                                                           Kansas
                                                           Louisiana
                                                           Massachusetts
                                                           Michigan
                                                           Minnesota
                                                           Mississippi
                                                           Missouri
                                                           Montana
                                                           Nebraska
                                                           New Jersey
                                                           New Mexico
                                                           New York
                                                           North Carolina
                                                           North Dakota
                                                           Oregon
                                                           South Dakota
                                                           Washington
                                                           West Virginia
                                                           Wisconsin

CASINO EXCITEMENT, INC. (a Nevada Corporation) (FEIN: 88-  Mississippi
0303833)
                                                           New Jersey

Games of Nevada, Inc. (a Nevada Corporation) (FEIN:        None
None)(Inactive)

MGC, Inc. (a Nevada Corporation) (FEIN: 88-0811761 )       Colorado
                                                           Mississippi

Mikohn International, Inc. (a Nevada Corporation) (FEIN:
88-02177317) (Inactive)                                    None

Mikohn Nevada (a Nevada Corporation) (FEIN: 88-0356727)    None

                                  Exhibit 6.1

                          MIKOHN GAMING CORPORATION
                              SUMMARY OF STATES
                           QUALIFIED TO DO BUSINESS

             COMPANY                                STATE QUALIFIED
             -------                                ---------------
 Foreign Corporations:
----------------------
     Mikohn Europe, BV
     Mikohn Gaming Australasia Pty. Ltd.
     Mikohn South America, S.A.

     Club Casino Products Holdings Pty. Ltd. (subsidiary of
       Mikohn Gaming Australasia Pty. Ltd.)

                              SCHEDULE B, PART 6.9

   The Consolidated Entity has no Contingent Obligation (or any other material liabilities which were not incurred by the Credit parties in the ordinary course of business) which is not reflected in the Financial Statements referenced in
Section 6.9 of the Credit Agreement or the footnotes thereto.

   Borrower has guaranteed the faithful performance by CEI of the terms of that certain Agreement dated November 7, 1994 among John Renton Young et al and CEI and Borrower. A copy of the pages of said agreement germane to this Contingent Obligation is annexed hereto as Exhibit 6.9.
                                ------------

                                   AGREEMENT
                                   ---------
     THIS AGREEMENT is entered into as of this 7th day of November, 1994 by
                                               --
and between THE YOUNG GROUP, INC. ("YGI"), a Nevada corporation, JOHN R. YOUNG ("YOUNG"), JOHN RENTON YOUNG, LTD. (doing business as John Renton. Lighting &
Sign), a Nevada corporation, JOHN RENTON YOUNG OF NEW JERSEY, INC. (doing business as John Renton Young Lighting & Sign N.J. ), a New Jersey corporation, JOHN RENTON YOUNG LIGHTING OF MISSISSIPPI, INC., a Nevada corporation (John Renton Young, Ltd., John Renton Young of New Jersey, Inc. and John Renton Young Lighting of Mississippi, Inc. are collectively referred to as "JRY"; YGI, YOUNG and JRY are collectively referred to as "SELLERS"), CASINO EXCITEMENT, INC. ("CEI"), a Nevada corporation, and MIKOHN GAMING CORPORATION, a corporation ("MIKOHN").

                             W I T N E S S E T H :

     WHEREAS, YOUNG is the legal and beneficial owner of all the stock (the "YGI Shares") in YGI; and

     WHEREAS, YGI is the legal and beneficial owner of all of all the stock (the "JRY Shares") in JRY; and

     WHEREAS, JRY and YGI are engaged in the business of designing, developing, fabricating, manufacturing, selling, leasing, installing, maintaining and servicing commercial sign and lighting systems (the "Business"); and

     WHEREAS, JRY and YGI own tangible and intangible assets used in the Business which include, without limitation, real property, leases, equipment and equipment leases, contracts, permits, licenses, franchises, approvals and authorizations by governmental or regulatory authorities or bodies, work in process, inventory, supplies, tools, accounts receivable, bank accounts, notes receivable, prepaid expenses and deferred expenses, telephone equipment and telephone numbers, computer hardware, software and firmware, computer tapes, disks and codes, trademarks, service marks, trade names, patents and/or patent applications and/or technology, ideas, designs, concepts, inventions and processes which may or may not be patentable, copyrights, licenses, trade secrets, know how, formulae, test information, market surveys, customer lists, supplier lists, claims and rights against third parties, set-offs and credits, manufacturing processes, business marketing plans, good will, and accounting, financial and business records (the "JRY Assets") all as reflected in the financial statements for the year ending June 30, 1994 and the quarter ending September 30, 1994 attached as Exhibits A-1 and A-2 respectively (the "Financial Statements"); and

     WHEREAS, YGI owns certain real property commonly known as 3665 W. Diablo Drive, Las Vegas, Nevada, more particularly

AGREEMENT, Page 1 of 25

                                  Exhibit 6.9
liability;

           28.0.2. any damage by reason of liability or deficiency in the JRY Assets or the Real Property resulting from any misrepresentation, breach of warranty or nonfulfillment of any agreement on the part opf SELLERS under this Agreement, or in any certificate or other instruments described and referred to in this Agreement, or in the Exhibits attached hereto, or to be furnished to CEI hereunder;

           28.0.3 all actions, suits, proceedings, demands, damages, assessments, taxes, judgments, costs and expenses incident to any of the foregoing, including, but not limited to, attorneys' fees.

           29 Security Agreement. To secure the faithful performance of the
              ------------------
obligations created by Sections 27 and 28, YOUNG shall execute the Security Agreement and Pledge of Stock in the form of Exhibit E.

           30 Release From Personal Guaranties. Within sixty (60) days after the
              --------------------------------
First Closing, CEI shall take such action as is reasonable and necessary to cause YOUNG to be removed as guarantor in respect to all obligations assumed by CEI pursuant to this Agreement.

           31 Lease of Real Property Pending Second Closing. Commencing the date
              ---------------------------------------------
of the First Closing and ending of the date of the Second Closing, CEI shall lease the Real Property from SELLERS at a monthly rental equal to one-twelfth of the total annual direct carrying costs of the Real Property plue ONE AND NO/100 DOLLAR ($1.00). For purposes of this Agreement, "direct carrying costs" include payments under any purchase money mortgage or deed of trust, ad valorem taxes, special assessments which are encumbrances against the Real Property, insurance premiums, repair and maintenance costs, or any other expense attributable to the ownership of the Real Property actually incurred by SELLERS subsequent to the First Closing. "Direct carrying costs" do not include the payment of any liability assumed by CEI in accordance with Section 5.2 of this Agreement.

       32 Guaranty of MIKOHN. MIKOHN guarantees the faithful performance of the
          ------------------
terms of this Agreement by CEI.


AGREEMENT, Page 24 of 25

     IN WITNESS WHEREOF, the undersigned shall be deemed to have executed this Agreement as of the date specified on page one hereof.

CASINO EXCITEMENT, INC.                 JOHN RENTON YOUNG LIGHTING
                                        & SIGN COMPANY OF NEVADA

By /s/ David J. Thompson                By /s/ John R. Young
   ---------------------                   ------------------
David J. Thompson                       John R. Young
President                               President

JOHN RENTON YOUNG LIGHTING              JOHN RENTON YOUNG LIGHTING
& SIGN COMPANY OF NEW JERSEY            & SIGN COMPANY OF MISSISSIPPI

By /s/ John R. Young                    By /s/ John R. Young
   ---------------------                   ------------------
John R. Young                           John R. Young
President                               President

                                        MIKOHN GAMING CORPORATION

/s/ John R. Young                    By /s/ David J. Thompson
   ---------------------                   ------------------
JOHN R. YOUNG                           David J. Thompson
                                        President

AGREEMENT, Page 25 of 25

                           SCHEDULE B, PART 6.10(a)

     [1] The chief executive office of each Credit Party is the office of
                           Mikohn Gaming Corporation
                           1045 Palms Airport Drive
                           P.O. Box 98686
                           Las Vegas, NV 89193-8686

     [2] The principal place of business of each Credit Party is a follows:
                           Mikohn Gaming Corporation
                           (same as [1] above)

                           Casino Excitement, Inc.
                           3665 West Diablo Drive
                           Las Vegas, NV 89118

                           MGC, Inc.
                           (same as [1] above)

                           Mikohn Nevada
                           (same as [1] above)

                           SCHEDULE B, PART 6.10 (b)

   [1] As of the Closing Date, locations at which any Credit Party has Collateral (other than vehicles and Inventory in transit) are the following:

        (i) Annexed hereto as Exhibit 6.10(b)[1](i) is a schedule entitled SUMMARY OF LEASED FACILITIES (DOMESTIC) AS OF OCTOBER 15, 1997, which includes a schedule entitled SUMMARY OF LEASED FACILITIES (FOREIGN) AS OF SEPTEMBER 15, 1997.

        (ii) Annexed hereto as Exhibit 6.10(b)[1](ii) is a schedule entitled LOCATIONS OWNED BY BORROWER. No other Credit Party owns any locations.

   [2] A complete list of the legal name and address of each warehouse not owned by any Credit Party at which Inventory of any Credit Party is stored as of the Closing Date is set forth below:

       None.

------------------------
   1. Not included among these locations are the premises of customers who have purchased on conditional sale or leased Collateral consisting of proprietary games.

                           MIKOHN GAMING CORPORATION

         SUMMARY OF LEASED FACILITIES (DOMESTIC) AS OF OCTOBER 15, 1997
         --------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

FILE NO.            ADDRESS OF PREMISES                                     LANDLORD              MONTHLY     BEGINNING    ENDING
REFERENCE                                                                                          RENT         DATE        DATE
-----------------------------------------------------------------------------------------------------------------------------------

D1             3095 East Patrick Lane          (a)                 Patrick Partners              $3,851       7/2/1992    Month to
               Suite 10                                            1050 E. Flamingo Road                                  Month
               Las Vegas, NV                                       Las Vegas, NV 89119
-----------------------------------------------------------------------------------------------------------------------------------

D2             6700 Paradise Road              (a)                 The Howard Hughes             $14,351      5/28/1993   8/31/2000
               Suite E                                             Properties, LP                plus annual
               Las Vegas, NV                                       1231 Town Center Drive        COLA
                                                                   Las Vegas, NV 89134
-----------------------------------------------------------------------------------------------------------------------------------

D3             6700 S. Paradise Road           (a)                 The Howard Hughes             $7,377       11/9/1993   8/31/2000
               Suite D                                             Properties, LP                plus annual
               Las Vegas, NV                                       1231 Town Center Drive        COLA
                                                                   Las Vegas, NV 89134
-----------------------------------------------------------------------------------------------------------------------------------

D4             400 Corporate Circle            (a)                 MIE Denver Associates         $1,918       5/15/1994   Month to
               Suite G                                             12860 W. Cedar Drive, #101                             Month
               Golden, CO                                          Lakewood, CO 80288
-----------------------------------------------------------------------------------------------------------------------------------

D5             1045 Palms Airport Drive        (a)                 MEDIQ/PRN Life Support       $27,322       6/1/1994    8/31/2000
               Las Vegas, NV                                       Services, Inc.               plus annual
                                                                   One Mediq Plaza              COLA
                                                                   Pennsauken, NJ 08110
-----------------------------------------------------------------------------------------------------------------------------------

D6             6065 South Polaris Avenue        (a)                JEMCO Properties             $7,830        6/29/1994   6/30/2002
               Suite C                                             9061 Santa Monica Blvd.      plus annual
               Las Vegas, NV                                       Los Angeles, CA 90069        COLA
-----------------------------------------------------------------------------------------------------------------------------------


                  SUMMARY OF LEASED FACILITIES, Page

(a) Mikohn Gaming Corporation                       (c) Mikohn Nevada
(b) MGC, Inc.                                       (d) Casino Excitement, Inc.

                             Exhibit 6.10(b)[1](i)

-----------------------------------------------------------------------------------------------------------------------------------

FILE NO.                        ADDRESS OF PREMISES                             LANDLORD          MONTHLY      BEGINNING     ENDING
REFERENCE                                                                                           RENT         DATE         DATE
-----------------------------------------------------------------------------------------------------------------------------------

D7                              898 Hancock Road            (d)             Carlon Thomas          $     525    7/7/1994  Month to
                                Bullhead City, AZ                           912 Hancock Road                              Month
                                                                            Riviera, AZ 86442
-----------------------------------------------------------------------------------------------------------------------------------

D8                              1100 Doughty Road           (d)             John & Teresa          $   3,800   11/1/1994  11/1/1997
                                Pleasantville, NJ                           1010 Morton Avenue
                                                                            Absecon, NJ
----------------------------------------------------------------------------------------------------------------------------------

D9                              3665 West Diablo Drive      (d)             The Young Group     $1 plus 1/12    11/15/94  11/15/97
                                Las Vegas, NV                               3665 West Diablo    of all annual
                                                                            Drive               carrying
                                                                            Las Vegas, NV       costs
                                                                            89119
----------------------------------------------------------------------------------------------------------------------------------
D10                             5455 Desert Point Drive     (a)             L.H. Leonardi          $   4,298   12/7/1994  11/30/1999
                                Las Vegas, NV                               Electric
                                                                            Construction Co.
                                                                            P.O. Box 750457
                                Subtenant: John B. Rudy Company             Petaluma, CA
                                                                            94975-0457
----------------------------------------------------------------------------------------------------------------------------------
Dll                             5050 Steptoe Street         (a)             Donald &            $4,641 plus     4/1/1995  4/1/1998
                                Las Vegas, NV                               Stephanie Harmer   annual
                                                                            5050 Steptoe       COLA
                                                                            Street
                                                                            Las Vegas, NV
                                                                            89122
----------------------------------------------------------------------------------------------------------------------------------

D12                             3232 South West Second Ave. (a)             Mackenzie          $550       7/1/1995        Month to
                                Bay 202 Ft. Lauderdale, FL                  Limited                                       Month
                                                                            Partnership
                                                                            No. 1, Ltd.
                                                                            P.O. Box 21850
                                                                            Ft. Lauderdale,
                                                                            FL 33335
----------------------------------------------------------------------------------------------------------------------------------

  (A) Mikohn Gaming Corporation                      (C) Mikohn Nevada
  (B) MGC, Inc.                                      (D) Casino Excitement, Inc.

                      SUMMARY OF LEASED FACILITIES, Page 2

------------------------------------------------------------------------------------------------------------------------------------

FILE NO.            ADDRESS OF PREMISES                         LANDLORD                       MONTHLY       BEGINNING    ENDING
REFERENCE                                                                                      RENT          DATE         DATE
------------------------------------------------------------------------------------------------------------------------------------

    D13      6375 Delilah Road and       (a)                    Rober D. Lehman                $3,025        12/15/1995   12/15/1998
             6579 Delilah Road, Ste. 2                          6601 Ventnor Avenue            $1,193 plus
             Egg Harbor Township, NJ                            Suite 306                      annual
                                                                Ventnor, NJ 08406              COLA
------------------------------------------------------------------------------------------------------------------------------------

    D14      4835 Longley Lane           (a)                    Dermody Properties             $10,572       1/15/1996     4/5/2001
             Reno, NV                                           1200 Financial Blvd.           plus annual
                                                                P.O. Box 7098                  COLA
                                                                Reno, NV 89510
------------------------------------------------------------------------------------------------------------------------------------

    D15      5875 Tyrone Road            (a)                    Industrial Properties of NV    $4,532        7/15/1996     7/14/2001
             Reno, NV                                           295 Holcomb Ave., Ste. 4
                                                                Reno, NV 89502
             Subtenant: Doctors Corporation
             of America
------------------------------------------------------------------------------------------------------------------------------------

    D16      11088 Millpark Drive        (a)                    Centerline Investment Co.      $1,200 plus   1/1/1997   12/31/1999
             Suite 144                                          P.O. Box 28428                 annual
             Maryland Heights, MO                               St. Louis, MO 63146            COLA
------------------------------------------------------------------------------------------------------------------------------------

    D17      2095 Exchange Drive         (a)                    Meyer/Burkemper Construction   $2,063        1/1/1997   12/31/1999
             St. Charles, MO                                    P.O. Box 635
                                                                St. Peters, MO
------------------------------------------------------------------------------------------------------------------------------------

    D18      3950 N.E. 33rd Terrace      (a)                    Vick-Pursell Partners          $875          1/1/1997   12/31/1999
             Suite 8-E                                          300 North Church Road
             Kansas City, MO                                    Liberty, MO
------------------------------------------------------------------------------------------------------------------------------------


  (A) Mikohn Gaming Corporation                      (C) Mikohn Nevada
  (B) MGC, Inc.                                      (D) Casino Excitement, Inc.

                      SUMMARY OF LEASED FACILITIES, Page 3

------------------------------------------------------------------------------------------------------------------------------------

FILE NO.        ADDRESS OF PREMISES           LANDLORD                   MONTHLY       BEGINNING   ENDING
REFERENCE                                                                RENT          DATE        DATE
------------------------------------------------------------------------------------------------------------------------------------

D19            2502 Goodman Road       (b)   Joe Poppenheimer            $900 - 1997   1/28/1997   2/28/1999
               Horn Lake, MS                 1018 Goodman Drive          $950-1998
                                             Horn Lake, MS
------------------------------------------------------------------------------------------------------------------------------------

D20            840 Pilot Road          (c)   Pilot Company               $41,176       8/1/1997    7/31/2004
               Las Vegas, NV                 P.O. Box 17724              plus annual
                                             Anaheim, CA 92817           COLA
------------------------------------------------------------------------------------------------------------------------------------

D21            3860 Hawkins NE         (a)   Sun Belt Business Centers   $2,156        10/1/1997   9/30/1999
               Albuquerque, NM 87109         Partnership IV
                                             c/o Good Management
                                             3844 Hawkins NE
                                             Albuquerque, NM 87109
------------------------------------------------------------------------------------------------------------------------------------

 (A) MIkohn Gaming Corporation                       (C) Mikohn Nevada
 (B) MGC, Inc.                                       (D) Casino Excitement, Inc.

                      SUMMARY OF LEASED FACILITIES, Page 4

                           MIKOHN GAMING CORPORATION

        SUMMARY OF LEASED FACILITIES (FOREIGN) AS OF SEPTEMBER 15, 1997
        ---------------------------------------------------------------

FILE NO.            ADDRESS OF PREMISES          LANDLORD                        MONTHLY             BEGINNING            ENDING
REFERENCE                                                                         RENT                 DATE                DATE
------------------------------------------------------------------------------------------------------------------------------------

  F1           Mikohn South America, SA          Corporacion E Inversiones          $2,478                    7/4/1997     7/3/2000
               Av. Republica de Panama 3533-3535 Gremcco S.A.
               Torre "A", Ofic. 504              Av. Salaverry No. 2650
               San Isidro (Lima), Peru           San Isidro, Peru
------------------------------------------------------------------------------------------------------------------------------------

 F2            Mikohn South America, SA         Inmobiliaria Santa Martha y        $3,038                   1/10/1996     1/9/2001
               Calle Sucre 195                  Anita S.A.
               Urb. Vulcano                     Calle Uno No 108 Urb.
               Ate (Lima), Peru                 Santa Lucia
                                                Ate Vitarte, Peru
------------------------------------------------------------------------------------------------------------------------------------

 F3            Mikohn Gaming Corporation        Angeles Iniguez and                $450                     12/1/1996   11/30/1998
               Juramento 2801                   Carmen Mercedes Acosta
               Piso 14 "E"                      Av. Las Heras 2570
               Capital Federal (Buenos Aires)   Piso 9 "D"
               Argentina                        Capital Federal (Buenos Aires)
                                                Argentina
------------------------------------------------------------------------------------------------------------------------------------

 F4            Mikohn Europe B.V.               MBB Project 31 B.V.                $11,933                   4/1/1995    3/31/2000
               Leidse Rijn 2-16                 Postbus 1448
               3454 PZ De Meern (Amsterdam))    3600 BK Maarken
               The Netherlands                  The Netherlands
------------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF LEASED FACILITIES, Page 5

------------------------------------------------------------------------------------------------------------------------------------

FILE NO.          ADDRESS OF PREMISES               LANDLORD              MONTHLY      BEGINNING    ENDING
REFERENCE                                                                   RENT         DATE        DATE
------------------------------------------------------------------------------------------------------------------------------------

F5           Mikohn Gaming Australasia      Menora Nominees Pry Ltd        $(AUS)13,450   9/15/1996   9/14/2001
             132 McEvoy Street              (ACN 001 146 498) & Steven
             Alexandria (Sydney), Australia Stux and Ruth Stux
                                            C/- Stephen & Co. Pry Ltd
                                            Suite 16
                                            201 New South Head Road
                                            Edgecliff (Sydney), Australia
------------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF LEASED FACILITIES, Page 6

                          LOCATIONS OWNED BY BORROWER

        (a) 4181 West Oquendo Road, Las Vegas, NV 89118
        (b) 405 12th Street, Rapid City, SD 57701
        (c) 4708 Hewes Avenue, Gulfport, MS 38507

                    (a) Mikohn Gaming Corporation
                    (b) MGC, Inc.

                    (C) Mikohn Nevada
                    (D) Casino Excitement, Inc.


                           Exhibit 6.10 (b) [1] (ii)
                           -------------------------

                             SCHEDULE B, PART 6.11

   [i] As of the Closing Date, the only direct or indirect Subsidiaries of Borrower are the following, all of which are direct Subsidiaries of Borrower except as otherwise noted:

     DIRECT SUBSIDIARIES
     -------------------

                 Credit Parties
                 --------------

               Casino Excitement, Inc.
               MGC, Inc.
               Mikohn Nevada

          Inactive Subsidiaries
          ---------------------

               Mikohn International, Inc.
               Games of Nevada, Inc.

          Foreign Subsidiaries
          --------------------

               Mikohn Europe, BV
               Mikohn South America, SA
               Mikohn Gaming Australasia Pry Ltd.

     INDIRECT SUBSIDIARY
     -------------------

               Club Casino Products Pry Ltd.
                (wholly owned by Mikohn Gaming Australasia Pry Ltd.)

   (ii) As of the Closing Date, Borrower is the record and beneficial owner of all of the issued and outstanding shares (or other ownership interests) of each of the Direct Subsidiaries except that Borrower owns 99.7 percent of the outstanding shares of Mikohn South America SA.

                             SCHEDULE B, PART 6.12

   Other than as set forth on Exhibit 6.12 annexed hereto, to the knowledge of
                              -------------
Borrower and each other Credit Party, as of the Closing Date there is no pending or threatened litigation, contested claim, investigation, arbitration, or governmental proceeding by or against any Credit Party or any Subsidiary of any Credit Party that would have a Material Adverse Effect on any Credit Party.

           SUMMARY OF PENDING JUDGMENTS, LITIGATION AND OTHER CLAIMS
           ---------------------------------------------------------

                               PENDING JUDGMENTS

                                     NONE.

                               PENDING LITIGATION

HILTON V. FIREMAN'S FUND:
-------------------------

Plaintiff:       Las Vegas Hilton Corporation
Defendants:      Fireman's Fund Insurance Company, Craigin & Pike, Inc., Young & Company, Inc.,
                 Casino Excitement, Inc., Tom Pappas, Inc., Progressive Construction, Inc., K & J Steel, Inc., CJB Designs, Uriah
                 Enterprises, Inc., Converse Consultants, Inc.,  Martin, Peltyn & Early, Inc. (Casino Excitement, Inc.
                 is wholly owned subsidiary of Mikohn Gaming Corporation.)

Court:           Clark County District Court, Clark County, Nevada; Case No. A354653
Filing Date:     January 11, 1996

Summary of
Claims:          Action seeks damages for the collapse of the world's largest free standing sign during a violent windstorm in Las Vegas on July 18, 1994. The sign was built by
                 John Renton Young Lighting & Sign ("JRY"). CEI entered into a contract to purchase the assets of JRY in November 1994. CEI is indemnified pursuant to agreement with Young Group. CEI's insurance carrier is defending under a reservation of rights.

Status:          Pretrial discovery. No trial date has been set. CEI denies all liability and is vigorously defending.

Counsel:         Frank Roberts, Reno, Nevada (702-329-4041); Steve Lane,
                 Las Vegas, Nevada (702-362-5118)

ACTON V. MIKOHN:
----------------

Plaintiff:       Ken Acton
Defendants:      Mikohn Gaming Corporation, MGC, Inc., Bruce Peterson
Court:           Clark County District Court, Clark County, Nevada; Case No. A358265
Filing Date:     April 15, 1996
Summary of
Claims:          Wrongful termination, breach of contract. Insurance carrier is defending.
Status:          Pretrial discovery. No trial date has been set. The Company denies all liability and is vigorously defending.
Counsel:         Steve Lane, Las Vegas, Nevada (702-362-5118)

                         SCHEDULE B, Part 6.12, Page 1

ACTON V. MIKOHN:
----------------
Plaintiff:        Ken Acton
Defendant:        Mikohn Gaming Corporation
Court:            United States District Court for the District of Nevada; Case
                  No. CV-S-96-00724-DWH
Filing Date:      August 12, 1996
Summary of
Claims:           Age discrimination, intentional infliction of emotional
                  distress. Insurance carrier is defending.
Status:           Pretrial discovery. No trial date has been set. The Company denies all liability and is vigorously defending.
Counsel:          Steve Lane, Las Vegas, Nevada (702-362-5118)

FRANKE V. MIKOHN:
-----------------

Plaintiff:        Gwen Franke
Defendant:        Mikohn Gaming Corporation
Court:            Filed in the Seventh Judicial Circuit Court for the State of
                  South Dakota, County of Pennington and removed to the United
                  States District Court for the District of South Dakota,
                  Western Division, Case No. CIV. 96-5079
Filing Date:      August 27, 1996
Summary of
Claims:           Wrongful termination, sexual harassment
Status:           Pretrial discovery. The Company denies all liability and is vigorously defending.
Counsel:          James Nelson, Rapid  City, South Dakota (605-342-1078)


MIKOHN V. WENTWORTH HILL
------------------------

Plaintiff:        Mikohn Gaming Corporation, Casino Signs Holdings Pty Limited
                  (now know as Mikohn Australasia)
Defendants:       Wentworth Hill, Casino Magic Australasia Pty Limited
Court:            Supreme Court of New South Wales, Sydney Registry, Equity
                  Division; Case No. 3183 of 1996
Filing Date:      August 28, 1996
Summary of
Claims:           Action against former employee to enforce covenant not to
                  compete and for damages resulting from breach of contract.
Status:           Pretrial discovery. No trial date has been set.
Counsel:          Edmund Fredericks, Sydney, Australia (011-612-9646-1600)

                         SCHEDULE B, Part 6.12, Page 2


ADTRONICS V. YOUNG & COMPANY
----------------------------
Plaintiff:     Adtronics Sign Company, Ltd.
Defendants:    Young & Company, Inc., Casino Excitement, Inc., Las Vegas Hilton Corporation

Court:         District Court, Clark County, Nevada, Case No. A366072
Filing Date:   November 5, 1996
Summary of
Claims:        Breach of contract (Young & Mikohn), unjust enrichment (Hilton). Mikohn is indemnified under agreement with Young Group.
Status:        Pretrial discovery. No trial date has been set. The Company denies all liability and is vigorously defending.
Counsel:       Steve Lane, Las Vegas, Nevada (702-362-5118)

SHAHNAM V. MIKOHN
-----------------

Plaintiff:     Hamid Shahnam
Defendants:    Mikohn Gaming, Inc. and Trans Sierra Communications
Court:         Second Judicial District Court of the State of Nevada in and for the County of
               Washoe; Case No. CV96-07752
Filing Date:   December 2, 1996
Summary of
Claims:        Breach of contract by former employee claiming entitlement to certain commissions, unused vacation and sick pay at time of resignation in July 1995.
Status:        The Company denies all liability and is vigorously defending. Maximum exposure is less than $25,000.
Counsel:       Madelene Amendola, Reno, Nevada (702-788-8666)

MIKOHN V. TEMPLE
----------------

Plaintiff:     Mikohn Gaming Corporation
Defendant:     John Temple; Young Electric Sign Company
Court:         District Court, Clark County, Nevada; Case No. A368322
Filing Date:   January 8, 1997
Summary of
Claims:        Action against a former employee for injunctive relief to enforce covenants of confidentiality, non-solicitation and non-competition. Action against Young
               Electric for intentional interference with contract.
Status:        Injunction issued against Temple and award of damages by arbitrator in favor of
               Mikohn. No trial date has been set. Discovery is in process.
Counsel:       Paul Hejmanowski, Las Vegas, Nevada (702-383-8880)

                         SCHEDULE B, Part 6.12, Page 3

PETERSON V. TRUMP TAJ MAHAL
---------------------------

Plaintiff:    Mary Peterson
Defendants:   Trump Taj Mahal; Mikohn Gaming Corporation
Court:        Supreme Court of the State of New York County of Queens; Case No. 018374/97

Filing Date:  August 1, 1997
Summary of
Claims:       Personal injury action. Plaintiff tripped over technician's tool box. Complaint
Status:       served 8/14/97. Submitted to carrier to provide defense 8/25/97.

Counsel:      Tom Speziale, New York, New York (516-364-8844)

MIKOHN V. MARTIN
----------------

Plaintiff:    Mikoln Gaming Corporation
Defendants:   Hank Martin; Keith Albion; Ted Graney; Gaming Facilities International, Inc.

Court:        District Court Clark County, Nevada; Case No. A378180
Filing Date:  September 9, 1997
Summary of
Claims:       Action against former employees for violation of covenants not to compete
Status:       Pending
Counsel:      Paul Hejmanowski & Colin Adkins, Las Vegas, Nevada (702-383-8888)

MIKOHN V. ACRES
---------------

Plaintiff:    Mikohn Gaming Corporation
Defendants:   Acres Gaming, Inc.
Court:        United States District Court, Las Vegas, Nevada; Case No. CVS 97-01383 HDM (LRL)

Filing Date:  October 2, 1997
Summary of
Claims:       Action for declaratory judgment that Mikohn's MoneyTime(TM) System does not infringe Acres Patent and that Acres Patent is invalid; tortious interference with business relationship; tortious interference with prospective business relationship; trade libel.
Status:       Pending
Counsel:      Kristina Pickering, Las Vegas, Nevada (702-474-9400)

                         SCHEDULE B, Part 6.12, Page 4


GRANEY V. MIKOHN
----------------
Plaintiff:                  Ted Graney
Defendant:                  Mikohn Gaming Corporation
Court:                      Washoe County District Court, Nevada,
                                 Case No. Cv97-04392
Filing Date:                July 10, 1997
Summary of Claims:          Breach of contract claim by former employee claiming entitlement to commissions and 30 days pay at time of resignation in April, 1997.


Status:                     Pending; NOT SERVED
Counsel:                    None


ALBION V. MIKOHN
----------------

Plaintiff:                  Keith Albion
Defendant:                  Mikohn Gaming Corporation
Court:                      Washoe County District Court, Nevada,
                               Case No. CV97-04393
Filing Date:                July 10, 1997
Summary of Claims:          Breach of contract claim by former employee.
Status:                     Pending; NOT SERVED
Counsel:                    None

MARTIN V. MIKOHN
----------------

Plaintiff:                  Hank Martin
Defendant:                  Mikohn Gaming Corporation
Court:                      Washoe County District Court, Nevada,
                                 Case No. CV97-04394
Filing Date:                July 10, 1997
Summary of Claims:          Breach of contract claim by former employee; claims
                            entitlement to at least $70,000 bonus and 30 days
                            pay at April, 1997 resignation.
Status:                     Pending; NOT SERVED
Counsel:                    None


LUBBE V. MIKOHN
---------------

Plaintiff:                  Glenn Lubbe
Defendant:                  Mikohn Gaming Corporation
Court:                      Washoe County District Court, Nevada,
                                     Case No. CV97-04677 July 22, 1997
Filing Date:                July 22, 1997
Summary of Claims:          Breach of contract claim by former employee claiming
                            entitlement to a 3% commission of about $125,000 and 30
                            days pay at time of resignation in April, 1997.
Status:                     Pending; NOT SERVED
Counsel:                    None

                       SCHEDULE B, Part 6.12, Page 5

                                 OTHER CLAIMS



Plaintiff:    Missouri Gaming Commission
Defendants:   Mikohn Gaming Corporation
Forum:        Missouri Gaming Commission; Case No. DC-97-043
Filing Date:  August 28, 1997
Summary of
Claims:       Disciplinary action seeking imposition of $10,000 fine for alleged
              Violation of (entering into contractual relationship with formor employee of commission prior to expiration of two year 'cooling off" period).
Status:       Pending
Counsel:      Michael Lazaroff, St. Louis, Missouri (314-552-6131)

                         SCHEDULE B, Part 6.12, Page 6

                             Schedule B, Part 6.14


     Set forth on Exhibit 6.14, appended, are all labor union contracts to which
                  ------------
Casino Excitement, Inc. is a party on the Closing Date. No other Credit Party or any Subsidiary thereof is a party to any labor union contract.

                           INTEROFFICE COMMUNICATION

Date:  10/13/97

To:    Don Stevens

From:  Yvette G. Joachim

Subj:  Labor Status Report

--------------------------------------------------------------------------------

Mikohn Gaming Corporation has no employees covered by collective bargaining agreement and no employees currently represented by a third party entity.

Casino Excitement, Inc., dba Mikohn Lighting and Sign, has seventy employees covered by three different collective bargaining agreements. The status of those agreements is as follows:

MLS LOCATION            UNIT EMPLOYEES           LABOR UNION         CONTRACT TERM
------------            --------------           -----------         -------------
Las Vegas, NV.          45 - Manufacturing       IBEW, Local #357    10/01/97 - 09/30/00

                        18 - Service & Install   IBEW, Local #357    10/01/97 - 09/30/00


Egg Harbor Twp., NJ.     3 - Manufacturing       SMWIA Local #27     08/01/95 - 08/31/98

                         4 - Service & Install   IBEW, Local #351    08/01/95 - 08/31/98

Mikohn's relationships with all three unions are healthy. There have been no grievances filed or work stoppages experienced at any location.

                             SCHEDULE B, PART 6.16

     On the Closing Date, no Credit Party, no Subsidiary of any Credit Party and no ERISA Affiliate maintains or contributes to any Plan other than those listed on Exhibit 6.16 attached.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         Benefit plans for Mikohn      Mikohn Gaming Corp. 401 (k) Plan

                                       Mikohn Gaming Corp. Employee / Director
                                       Stock Option Plan

                                       Mikohn Gaming Corp, Employees' Investment
                                       Plan (stock purchase plan)

                                       Comprehensive Medical Package

                                       Dental Plan

                                       Vision Package

                                       Employee Assistance Program

                                       Short Term Disability

                                       Voluntary Long Term Disability

                                       Life Insurance

                                       Attendance Incentive Program

                                       Employee Resolution Committee

                                       Internal Job Posting Program

                                       Assorted Training Programs

                                       Educational Assistance Program

                                       Employee Discounts

                                       Annual Paid Vacations

                                       Holiday Pay

                                       Service Recognition

                                       2nd Chance Program

                                       Corporate Realtor

                                       AFLAC Coverage
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Inactive:
                                  ---------
                                  John Renton Young 401 (k) Plan for employees employed by John Renton Young prior to acquisition by the Company

                                  Trans Sierra Communications, Inc 401 (k) Plan for employees employed by Trans Sierra Communications, Inc, prior to acquisition by the Company
--------------------------------------------------------------------------------

                             Schedule B, Part 6.17

          Failure as of the Closing Date to comply with environmental laws.

          None.

                             SCHEDULE B, PART 6.20

     (c) Except as set forth below, to the knowledge of Borrower, at the Closing Date there are no pending or threatened audits, investigations or claims for or relating to any liability for taxes and there are no matters under discussion with any Governmental Authority which could reasonably be expected to result in a material additional liability for taxes.

          Federal and other audits:

          Federal audits: None.

          State audits: October, 1997 -- New Jersey commencing income, sales and payroll tax desk audit.

          City audits: Golden, Colorado property tax desk audit in process.

                             SCHEDULE B, PART 6.21

     As of the Closing Date, the following Material Contracts were in effect:

     [1] Agreement dated November 7, 1994, as amended, between Borrower and John Renton Young et al.

     [2] Employment Agreement dated July, 1993, as amended, between Borrower and David J. Thompson, Borrower's Chairman and Chief Executive Officer.

     [3]  Labor contracts identified at Exhibit 6.14.

     [4] License Agreement dated September 21, 1993 between Borrower and Progressive Games, Inc. licensing Borrower to distribute certain proprietary games.

     [5] Agreement dated September 27, 1997 between Borrower and Progressive Games, Inc. regarding status of contract following resolution of Nevada Gaming Control Board proceeding involving Progressive Games, Inc.

     [6] Exclusive Licensing Agreement dated December 19, 1994 with IGT licensing Borrower to manufacture, market, distribute, sell, lease etc. IGT proprietary slot machines known as "Colossus" and "Big Bertha".

                              SCHEDULE B, PART 8.8

     List of Indebtedness permitted pursuant to Section 8.8(d) of the Credit
Agreement:

     See Exhibit 8.8 appended hereto.
         ------------

MIKOHN GAMING CORPORATION
Debt Schedule
As of August 31, 1997


                                                 Original          APR         Balance          Additions           Payments
Description of Loan                                Loan                        12/31/96       01/97 - 08/97       01/97 - 08/97
------------------------------------------------------------------------------------------------------------------------------------


INDEBTEDNESS TO BE PAID AT CLOSING:

Bank of America                                  20,000,000     Prime + 0.75%   17,892,858         975,000

Games of Nevada
  Michael Wichinsky - Purchase                    6,250,000        8.00%         4,067,477                            455,852
  Michael Wichinsky- Patent                         140,000        7.00%           100,285                             30,522

Bank of Mississippi (Construction)                  400,000     Prime + 1.25%
  Converted to Real Estate Loan                     334,421     Prime + 1.00%      272,980                             41,236

------------------------------------------------------------------------------------------------------------------------------------

Subtotal of Indebtedness to be Paid at Closing                                  22,333,600
------------------------------------------------------------------------------------------------------------------------------------


INDEBTEDNESS WHICH WILL NOT BE PAID AT CLOSING:

Maze/Rodgers #2                                     517,149        0.00%
  Less: imputed interest                            (77,149)      10.00%           169,231                             94,213

Mississippi #8420                                    35,270       10.00%             3,459                              3,459
Mississippi #8427                                    32,932       10.00%             6,102                              6,102

Gulfport--1994 Ford F-250
  Gaudin Ford                                        11,909       11.00%            11,376                              2,570

Mikohn Lighting and Sign*
  Orix Credit Alliance-#475                         124,669        9.00%            31,871                             28,328
  First Security Bank                                49,035     Prime + 2.00%       12,720                             12,720

TransSierra AT&T Auto                                                               46,936                              9,047

Australia Short-term lease                                                          18,181           7,554
Australia Long-term lease                                                           70,657                             25,629

Europe-Car Loan                                                                     14,607                              5,393

------------------------------------------------------------------------------------------------------------------------------------

SUBTOTAL OF INDEBTEDNESS WHICH WILL NOT BE PAID AT CLOSING                         386,140
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

Total AMOUNT OF DEBT                                                            22,718,740
====================================================================================================================================


                                                                Balance        G/L Account
                                                                8/31/97         Number(s)
                                                                ---------------------------
INDEBTEDNESS TO BE PAID AT CLOSING:

Bank of America                                                 18,667,858     2061-00-00

Games of Nevada
  Michael Wichinsky - Purchase                                   3,611.625     2705-00-14
  Michael Wichinsky - Patent                                        69,763     2710-00-14

Bank of Mississippi (Construction)
  Converted to Real Estate Loan                                    231,744     2730-00-55
-------------------------------------------------------------------------------------------------------------
Subtotal of Indebtedness to be Paid at Closing                  22,180,990
-------------------------------------------------------------------------------------------------------------

INDEBTEDNESS WHICH WILL NOT BE PAID AT CLOSING:

Maze/Rodgers #2                                                     75,018     2720-00-00, 2721-00-00, 2722-00-00
  Less: imputed interest

Mississippi #8420                                                        0     2776-00-55
Mississippi #8427                                                        0     2771-00-55

Gulfport--1994 Ford F-250
  Gaudin Ford                                                        8,806     2778-00-35,2778-00-55

Mikohn Lighting and Sign*
  Orix Credit Alliance-#475                                          3,543     2419-00-30,2421-00-30
  First Security Bank                                                    0     2414-00-30

TransSierra AT&T Auto                                                37,889    2740-00-25

Australia Short-term lease                                           25,735
Australia Long-term lease                                            45,028
                                                                          0
Europe-Car Loan                                                       9,214

-------------------------------------------------------------------------------------------------------------
SUBTOTAL OF INDEBTEDNESS WHICH WILL NOT BE PAID AT CLOSING          205,233
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Total AMOUNT OF DEBT                                             22,986,223
=============================================================================================================

CASH COLLATERALIZE LETTER OF CREDIT                                 380,000


Casino Excitement, Inc.

                                  Exhibit 8.8

                       ADDITIONAL PERMITTED INDEBTEDNESS
                       ---------------------------------

1 Indebtedness of the Borrower to Bank of America ("BofA") with respect to drawings under (and any other sums owing to BofA with respect to) a Letter of Credit in the maximum drawable amount of Austrian Schillings $3,000,000 issued by BofA (for the account of the Borrower) in favor of Mikron, GmbH.

                             SCHEDULE B, PART 8.9

     List of Liens permitted by Section 8.9(b) of the Credit Agreement:

     See Exhibit 8.9 appended hereto.
         ------------

                                  EXHIBIT 8.9

                          ADDITIONAL PERMITTED LIENS
                          --------------------------

1. Banker's lien and right of set-off in favor of Bank of America ("BofA") with respect to U.S. $400,000 deposited with BofA in a segregated bank account (the "L/C Cash Collateral Account") to secure drawings under (and any other sums owing to BofA with respect to) a Letter of Credit in the maximum drawable amount of Austrian Schillings $3,000,000, issued by BofA (for the account of the Borrower) in favor of Mikron, GmbH; provided,
                                                                 --------
     however, no other funds of the Borrower or any Subsidiary thereof are
     -------
     deposited in the L/C Cash Collateral Account.

2. To the extent, if at all, not otherwise permitted pursuant to Section 8.9 of the Credit Agreement, Exception Nos. 1 - 11, 14 and 17 reflected on Schedule B of that certain Commitment No. 97-10-0954 of Nevada Title Company dated October 16, 1997 (respecting that certain real property commonly known as 4181 Oquendo Road, Las Vegas, Nevada).

3. To the extent, if at all, not otherwise permitted pursuant to Section 8.9 of the Credit Agreement, Exception Nos. 4, 5, 7, 9 and 10 reflected on Schedule B -Section 2 of that certain Commitment No. 35144-SD of First American Title Company of South Dakota dated October 9, 1997 (respecting that certain real property commonly known as 405 12/th /Street, Rapid City, South Dakota).

4. To the extent, if at all, not otherwise permitted pursuant to Section 8.9 of the Credit Agreement, Exception Nos. 1, 6, 7 and 11 set forth in the title report dated October 16, 1997 issued by Estes and Estes, P.A. to Nevada Title Company (respecting that certain real property commonly known as 4708 Hewes Avenue, Gulfport, Mississippi).

                                   EXHIBIT A
                                   ---------

                      FORM OF BORROWING BASE CERTIFICATE
                      ----------------------------------

     I, ______________, in my capacity as ____________________ of Mikohn Gaming
Corporation, a Nevada corporation ("Borrower"), hereby certify in connection with the Credit Agreement dated as of October __, 1997 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Borrower, the Lenders party thereto and First Source Financial LLP, an Illinois limited liability partnership, in its capacity as agent for the Lenders party thereto (in such capacity, the "Agent"),that I am the duly elected ____________________ of Borrower and that the information and each calculation set forth in the attached Borrowing Base Certificate are true, correct and complete as of the Computation Date set forth on such Borrowing Base Certificate and are calculated in accordance with the Credit Agreement. Unless otherwise defined herein, all terms used herein shall have the meanings ascribed to them in the Credit Agreement.

     Borrower hereby certifies that Borrower is in material compliance with all the terms and provisions set forth in the Credit Agreement and no Default or Event of Default has occurred and is continuing.

Dated:_____________, _____



                                       MIKOHN GAMING CORPORATION, a Nevada
                                       corporation

                                       By:     _________________________________
                                       Name:   _________________________________
                                       Title:  _________________________________

                           MIKOHN GAMING CORPORATION
                          BORROWING BASE CERTIFICATE


I.   Borrowing Base Calculation as of _____________,
     _____ (the "Computation Date")

     Eligible Accounts Receivable at Computation DATE      (A)  $_______________

                                                           (B)               .85

     Availability (A x B)                                  (C)  $_______________

     Eligible Inventory at Computation Date                (D)  $_______________

                                                           (E)               .60

     Availability (D x E)                                  (F)  $_______________

     Borrowing Base at Computation Date (C + F)                 $_______________


II.  CALCULATION OF ELIGIBLE ACCOUNTS RECEIVABLE

     1.   Total Accounts Receivable at Computation              $_______________
          Date

     2.   Total Accounts Receivables Reduced by:

          Accounts arising out of a sale made by Credit
          Party to an Affiliate of such Credit Party or
          to any other Credit Party                             $_______________

          Unpaid Accounts more than ninety (90) days
          after the original payment due date                   $_______________

          Accounts from the same account debtor or its
          Affiliate and fifty percent (50%) or more of
          all Accounts from that same account debtor
          (and its Affiliates) which are ineligible
          under (J) above                                       $_______________

          Accounts where the account debtor is a creditor
          of such Credit Party, has asserted in writing a
          right of setoff against such Credit Party, has
          disputed in writing its liability or made any
          written claim with respect to the said Account
          or any other Account which has not been resolved,
          but in each of the foregoing cases, solely to the
          extent of the amount of such actual or asserted
          right of setoff, or the amount of such dispute or
          claim, as the case may be and in all events as
          evidenced or asserted in writing                      $_______________

          Accounts where the account debtor is (or the
          assets of the account debtor are) the subject
          of an Insolvency Event unless the account debtor
          has obtained post-petition financing on terms
          reasonably acceptable to Agent                        $_______________

          Accounts which are not payable in United States
          dollars or Canadian dollars or the account debtor
          for the Account is located outside the continental
          United States and Canada, unless the Accounts are
          supported by an irrevocable letter of credit
          satisfactory to Agent (as to form, substance and
          issuer) and assigned to and directly drawable by
          Agent                                                 $_______________

          Accounts where the sale-to the account debtor
          is on a guaranteed sale, sale-and-return, sale
          on approval or consignment basis or made
          pursuant to any other written agreement
          providing for repurchase or return                    $_______________

          Accounts where the account debtor is the United
          States of America or any department, agency or
          instrumentality thereof, unless such Credit
          Party duly assigns its rights to payment of
          such Accounts to Agent pursuant to the
          Assignment of Claims Act of 1940, as amended
          (31 U.S.C. (S)(S) 3727 et seq.)                       $_______________

          Accounts arising under contracts where
          payment is due over the term of the
          contract, the goods giving rise to such
          Accounts have not been shipped and
          delivered to and accepted by the account
          debtor, the services giving rise to
          such Accounts have not been performed and
          accepted or the Accounts otherwise do not
          represent a final sale                                $_______________

          Accounts which do not comply in all material
          respects with all Requirements of Law                 $_______________

          Accounts which are not subject to a valid and
          perfected first priority Lien in favor of
          Agent or does not otherwise conform to the
          representations and warranties contained in
          the Credit Documents                                  $_______________

     3.   Eligible Accounts Receivable at Computation
          Date                                                  $_______________

III. CALCULATION OF ELIGIBLE INVENTORY

     1.   Total Eligible Inventory at Computation Date          $_______________

     2.   Total Eligible Inventory Reduced by:

          Inventory not owned solely by such Credit
          Party or such Credit Party does not have
          good, valid and marketable title thereto              $_______________

          Inventory not located in the United States or
          Canada                                                $_______________

          Inventory not located on property owned by a
          Credit Party or by a third party that has
          executed and delivered a Collateral Access
          Agreement (other than Proprietary Gaming
          Equipment located on property owned by a
          third party who has not executed and delivered
          a Collateral Access Agreement to the extent
          such Proprietary Gaming Equipment is located on
          such property solely for the purpose of a
          temporary field trial) and, in the case of
          Inventory located on property owned by such a
          third party, it is segregated or otherwise
          separately identifiable from goods of others,
          if any, stored on such property                       $_______________

          Inventory not subject to a valid and perfected
          first priority Lien in favor of Agent, except,
          with respect to such Inventory stored at
          locations other than locations owned by a
          Credit Party, for Liens for unpaid rent or
          normal and customary warehousing charges              $_______________

          Inventory subject to a reserve for
          obsolescence established in accordance
          with GAAP                                             $_______________

     3.   Eligible Inventory at Computation Date                $_______________

                                   EXHIBIT B
                                   ---------

                           FORM OF EXTENSION REQUEST
                           -------------------------

First Source Financial LLP
2850 West Golf Road
5th Floor
Rolling Meadows, IL 60008
Attention:    Contract Administration

Ladies and Gentlemen:

     This Extension Request is furnished pursuant to the Credit Agreement, dated as of October __, 1997 (as from time to time amended, modified or supplemented, the "Credit Agreement"), among Mikohn Gaming Corporation, a Nevada corporation, the financial institutions from time to time party thereto, as Lenders, and First Source Financial LLP, an Illinois registered limited liability partnership, as Agent for such Lenders. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     In accordance with Section 2.1.2 of the Credit Agreement, the undersigned
                        -------------
hereby requests an extension of the Expiration Date for   $of the Revolving Loan
Commitments to __________, ____, (or, if such date is not a Business Day, to the next preceding. Business Day).

     Borrower hereby represents and warrants that no Default or Event of Default presently exists and is continuing.

     Please acknowledge and confirm (on behalf of the Revolving Lenders) such extension by signing the enclosed copy of this letter in the space provided below and returning it to the undersigned.

                                       Very truly yours,

                                       MIKOHN GAMING CORPORATION, a
                                       Nevada corporation

                                       By:  ____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

The undersigned hereby acknowledges and confirms (on behalf of the Revolving Lenders), this __ day of __________ , 19__, the extension of the Expiration Date as requested above.

FIRST SOURCE FINANCIAL LLP

By:  First Source Financial, Inc.,
     its Agent/Manager

     By: _________________________
     Name Printed: _______________
     Its: ________________________

                                   EXHIBIT C
                                   ---------

                           NOTICE OF LIBOR ACTIVITY
                           ------------------------

TO:       First Source Financial, Inc., as Servicer
          2850 West Golf Road
          5th Floor
          Rolling Meadows, Illinois 60008

ATTN:     Loan Administration

 RE:      LIBOR Activity

     We refer to that certain Credit Agreement, dated as of October __, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among MIKOHN GAMING CORPORATION, a Nevada corporation, as Borrower, the financial institutions from time to time party thereto, as Lenders, and FIRST SOURCE FINANCIAL LLP, as Agent for such Lenders. Capitalized terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

     Pursuant to Section 2.5 of the Credit Agreement, Borrower hereby requests Lenders to convert and or continue the Loan(s) indicated below (collectively, the "Requested LIBOR Activity"):

          Please circle relevant transactions/activities
              and complete requested information
          ----------------------------------------------

LIBOR CREATE (Conversion from Reference Rate):
----------------------------------------------

Effective Date: __________________

Term [months] (circle one)        1    3    6


Amount:    ____________ [minimum $1,000,000 in increments of $100,000]

Affected Tranche: (circle one)    Revolver        Term Loan A

LIBOR MATURING:
---------------

CONTINUATION TO NEW LIBOR RATE

Original Date: ______________

Original Amount: ____________

Affected Tranche: (circle one)    Revolver       Term Loan A

Effective Date: _____________

Term [months] (circle one)        1    3    6

Amount: ________________ [minimum $1,000,000 in increments of $100,000]

Comments: ______________________________________________________________________
________________________________________________________________________________
________________________.

     To induce Agent and Lenders to effect the Requested LIBOR Activity, Borrower hereby represents and warrants to Agent and Lenders that:

     (a) No Event of Default or Default has occurred and is continuing, or has resulted or will result from such Requested LIBOR Activity.

     (b) The warranties contained in the Credit Agreement and in the Credit Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof (other than representations and warranties which expressly relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

Dated this ____ day of ___________, _____.

                                       MIKOHN GAMING CORPORATION, a
                                       Nevada corporation

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                  SCHEDULE I

                               FOR FSFI USE ONLY


Rate set for __________________ month LIBOR

Please be advised that the rate set for the LIBOR effective _____________ (date) for ______________________________________________________________ (tranche) has been set as follows:

LIBOR Rate:        __________
*Spread            __________
All in Rate:       __________

Effective:         __________
Maturity Date:     __________
Total Principal:   __________

                                   EXHIBIT D
                                   ---------

                          FORM OF NOTICE OF BORROWING
                          ---------------------------

To:  First Source Financial LLP
     2850 West Golf Road
     5th Floor
     Rolling Meadows, Illinois 60008
     Attention: Contract Administration

     We refer to the Credit Agreement dated as of October __, 1997 (herein as heretofore amended or modified called the "Credit Agreement") among Mikohn Gaming Corporation, a Nevada corporation ("Borrower"), the financial institutions from time to time party thereto, as Lenders, and First Source Financial LLP, an Illinois registered limited liability partnership as Agent for such Lenders. Capitalized terms used but not elsewhere defined herein are used herein as defined in the Credit Agreement.

     Pursuant to Section 2.1 of the Credit Agreement, the undersigned hereby requests a Revolving Loan to be made on _____________, ____ in the principal amount of $___________________ ("Requested Loan") to Borrower.

     To induce Lenders to make the Requested Loan Borrower hereby represents and warrants to Agent and Lenders that:

     (a) No Event of Default or Default has occurred and is continuing, or has resulted or will result from the making of the Requested Loan.

     (b) The warranties and representations contained in Article 6 of the Credit Agreement and in the Credit Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof (other than representations and warranties which expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

Dated this __________ day of ____________________, ____.


                                       MIKOHN GAMING CORPORATION, a
                                       Nevada corporation


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.

                                   EXHIBIT E
                                   ---------

                            FORM OF REVOLVING NOTE
                            ----------------------

$10,000,000.00                                             Due October __, 2002
CUSIP No. __________                                  Executed October __, 1997



     FOR VALUE RECEIVED, on or before October __, 2002, the undersigned hereby promises to pay to the order of First Source Financial LLP, an Illinois registered limited liability partnership ("Lender"), at the principal office of LaSalle National Bank, N.A. in Chicago, Illinois, the principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by Lender pursuant to the Credit Agreement hereinafter referred to.

     The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such Revolving Loan is paid in full. payable at such rate(s) and at such time(s), applicable to Revolving Loans as provided in the Credit Agreement hereinafter referred to.

     This Note evidences certain indebtedness incurred under, and is entitled to the benefits of, .that certain Credit Agreement of even date herewith (and, if amended, all amendments 'thereto) among the undersigned, the financial institutions from time to time party thereto. and First Source Financial LLP, an Illinois registered limited liability partnership, as agent for such financial institutions (herein called the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Reference is hereby made to the Credit Agreement for provisions relating to reductions in the principal amount of this Note. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Credit Agreement and the Credit Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                                       MIKOHN GAMING CORPORATION, a
                                       Nevada corporation

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.


                                   EXHIBIT F
                                   ---------

                              FORM OF TERM NOTE A
                              -------------------

$5,000,000.00                                              Due October 1, 2004
CUSIP No. ____________                               Executed October __, 1997

     FOR VALUE RECEIVED, on or before October 1, 2004, the undersigned hereby promises to pay to the order of [Insert Lender Name] (a/an)
("Lender") at the principal office of [The First National Bank of Chicago in Chicago, Illinois], the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00)or, if less, the aggregate unpaid principal amount of Term Loan A made by Lender pursuant to the Credit Agreement hereinafter referred to.

     The undersigned further promises to pay interest on the unpaid principal amount of Term Loan A from the date hereof until Term Loan A is paid in full, payable at such rate(s) and at such time(s), applicable to the Term Loan A as provided in the .Credit Agreement hereinafter referred to.

     This Note evidences certain indebtedness incurred under, and is entitled to the benefits of, that certain Credit Agreement of even date herewith (and, if amended, all amendments thereto) among the undersigned, the financial institutions from time to time party thereto, and First Source Financial LLP, an Illinois limited liability partnership as agent for such financial institutions (herein called the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Credit Agreement and the Credit Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.

                                       MIKOHN GAMING CORPORATION, a
                                       Nevada corporation

                                       By:  ____________________________________
                                       Name: ___________________________________
                                       Title:  _________________________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.



                                   EXHIBIT G
                                   ---------

                              FORM OF TERM NOTE B
                              -------------------

$5,000,000.00                                                Due October 1, 2004
CUSIP No. ______________                               Executed October __, 1997

     FOR VALUE RECEIVED, on or before October 1, 2004, the undersigned hereby promises to pay to the order of [Insert Lender Name] (a/an) ____________________ ("Lender") at the principal office of [The First National Bank of Chicago in Chicago, Illinois], the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00)or, if less, the aggregate unpaid principal amount of Term Loan B made by Lender pursuant to the Credit Agreement hereinafter referred to.

     The undersigned further promises to pay interest on the unpaid principal amount of Term Loan B from the date hereof until Term Loan B is paid in full, payable at such rate(s) and at such time(s), applicable to the Term Loan B as provided in the Credit Agreement hereinafter referred to.

     This Note evidences certain indebtedness incurred under, and is entitled to the benefits of, that certain Credit Agreement of even date herewith (and, if amended, all amendments thereto) among the undersigned, the financial institutions from time to time party thereto, and First Source Financial LLP, an Illinois limited liability partnership, as agent for such financial institutions (herein called the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Credit Agreement and the Credit Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                                       MIKOHN GAMING CORPORATION, a
                                       Nevada corporation

                                       By:  ____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   EXHIBIT H
                                   ---------

                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------

TO:  First Source Financial LLP,
       as Agent and a Lender
     2850 W. Golf Road, 5th Floor
     Rolling Meadows, IL 60008

     We refer to the Credit Agreement, dated as of October __, 1997 (herein, as amended or modified called the "Credit Agreement"),among Mikohn Gaming Corporation, a Nevada corporation, the financial institutions from time to time party thereto, as Lenders, and First Source Financial LLP} an Illinois registered limited liability partnership, as Agent for such Lenders. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement. Section references used herein refer to such Sections in the Credit Agreement.

     Borrower hereby certifies and warrants to you that the following is a true and correct computation as at ____________, 1992 (the "Computation Date") of the following ratios and/or financial restrictions contained in Sections 8.1 through 8.7 of the Credit Agreement for the periods shown:


                           [to be prepared by FSFP]

     Borrower hereby further certifies and warrants to you that no Default or Event of Default has occurred and is continuing since the most recent Compliance Certificate furnished by the Borrower to the Agent except for such Defaults or Events of Default, if any, as follows:
________________________________________________________________________________
________________________________________________________________________________


     IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed and delivered by its duly authorized officer this ____ day of ____________, 199_.


                                       MIKOHN GAMING CORPORATION, a
                                       Nevada corporation


                                       By:  ____________________________________
                                       Name: ___________________________________
                                       Title:  _________________________________

                                   EXHIBIT I
                                   ---------

                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                  -------------------------------------------

                                                                October __, ____

     Reference is made to the Agreement described in Item 2 of Annex I annexed hereto (as amended through the date hereof, the "Credit Agreement"). [ASSIGNOR] (the "Assignor")and [ASSIGNEE] (the "Assignee") agree as follows:

     1. When capitalized and used herein, terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     2. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in the applicable sections of Item 4 of Annex I of all outstanding rights and obligations under the Credit Agreement relating to the Revolving Loan Commitment, the Term Loan A Commitment and the Term Loan B Commitment. After giving effect to such sale and assignment, the Assignee's Revolving Loan Commitment, Term Loan A Commitment, Term Loan B Commitment and the amount of the Loans owing to the Assignee and the Assignee's interest in the Letters of Credit will be as set forth in Item 4 of Annex I.

     3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement of the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Notes, or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any of its Subsidiaries or the performance or observance by Borrower or any of its Subsidiaries of any of Borrower's obligations under the Credit Agreement, the Notes, or any other instrument or document furnished pursuant thereto.

     4. The Assignee (i) represents that it is either (A)a Person organized under the laws of the United States or a state thereof or (B) if it is a Person organized under the laws of any jurisdiction other than the United States or any state thereof (a "Foreign Lender"), the information set forth in the documents delivered pursuant to clause (vii) of this Section 4 is true and correct as of the date hereof; (ii) confirms that it is either a commercial lender, other financial institution or "accredited investor" (as defined in Regulation D promulgated under the Securities Act of 1933, as amended) which makes loans or purchases notes in the ordinary course of business and that it will make all Loans under the Credit

Agreement solely for its own account in the ordinary course of business and not with a view to or for sale in connection with any distribution of the Notes; provided, however, that (x) the Assignee shall not be deemed to have breached this representation by making assignments or granting participations as permitted in the Credit Agreement and (y) the disposition of the Notes, or other evidence of debt held by the Assignee shall at all times be within its exclusive control; (iii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iv) agrees that it will independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) if it is a Foreign Lender, attaches two accurate and complete original signed copies of forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or, if applicable, such other documents as are necessary to indicate that such payments are subject to such rates at a rate reduced by an applicable tax treaty.

     5. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent in the Register. The effective date (the "Effective Date")of this Assignment and Assumption Agreement shall be the date of execution and delivery hereof to the Agent by the Assignor and tile Assignee.

     6. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement' and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

     7. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees (if applicable) with respect thereto) to the Assignee. Upon the Effective Date, the Assignee shall pay to the Assignor the principal amount of any outstanding Loans under the Credit Agreement which are being assigned hereunder, net of any closing costs. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves on the Effective Date.

     8. This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois, without regard to conflict of laws provisions.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement and Annex I hereto be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       [NAME OF ASSIGNOR], as Assignor

                                       By:       _______________________________
                                       Name:     _______________________________
                                       Title:    _______________________________



                                       [NAME OF ASSIGNEE], as Assignee

                                       By:       _______________________________
                                       Name:     _______________________________
                                       Title:    _______________________________


Accepted:

FIRST SOURCE FINANCIAL LLP,
as Agent

By:      ____________________
Name:    ____________________
Title:   ____________________

                                    ANNEX I
                                    -------

1.   Borrower:                              MIKOHN GAMING CORPORATION, a
                                            Nevada corporation

2.   Name and Date of                       Credit Agreement dated as of
     Credit Agreement:                      October __, 1997 among Borrower,
                                            each of the financial institutions
                                            initially a signatory thereto,
                                            together with those assignees
                                            pursuant to Section 11.8 thereof,
                                            and First Source Financial LLP, as
                                            Agent

3.   Effective Date:                        _______________, ____

4.   Amounts (as of Date in
     Item #3 above):

     A.   Revolving Loan Commitment
          of Assignor immediately
          prior to Effective Date:          $______________

     B.   Assigned Share:                   ______%

     C.   Amount of Assigned Share:         $______________

     D.   Revolving Loans and Letter
          of Credit Participations of
          Assignor outstanding
          immediately prior to
          Effective Date:                   $______________

     E.   Revolving Loans and Letter
          of Credit Participations of
          Assignee outstanding on the
          Effective Date:                   $______________

     F.   Term Loan A Commitment of
          Assignor immediately prior to
          Effective Date:                   $______________

     G.   Assigned Share:                   _____%

     H.   Amount of Assigned Share:         $______________

     I.   Principal Balance of Term Loan
          A of Assignor outstanding
          immediately prior to
          Effective Date:                   $______________

     J.   Principal Balance of Term Loan
          A of Assignee outstanding on the
          Effective Date:                   $______________

     K.   Term Loan B Commitment of
          Assignor immediately prior to
          Effective Date:                   $______________

     L.   Assigned Share:                   _____%

     M.    Amount of Assigned Share:        $______________

     N.   Principal Balance of Term Loan
          B of Assignor outstanding
          immediately prior to
          Effective Date:                  $_______________

     O.   Principal Balance of Term Loan
          B of Assignee outstanding on the
          Effective Date:                   $______________

5.   Notice and Payment Instructions:

     ASSIGNOR:

     Payment                                NOTICE
     -------                                ------

     _____________________________          ______________________________
     _____________________________          ______________________________
     _____________________________          ______________________________
     _____________________________          ______________________________
     ASSIGNEE:

     Payment                                NOTICE
     -------                                ------

     _____________________________          ______________________________
     _____________________________          ______________________________
     _____________________________          ______________________________
     _____________________________          ______________________________

Accepted and Agreed To By:


[NAME OF ASSIGNEE]                          [NAME OF ASSIGNOR]

By: ______________________________          By: __________________________
Title: ___________________________          Title: _______________________

Dated: October __, 1997